MESSAGE FROM NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

--------------------------------------------------------------------------------

Dear Policyowner:

We're pleased to present the December 31, 2009 Annual Report for your New York Life Insurance and Annuity Corporation variable annuity and/or variable universal life policy.

This report contains performance information, financial statements, notes and highlights, and other pertinent data for each of the Investment Divisions available under your policy. In addition, some of the portfolio managers provide a discussion of their portfolio's performance.

Policyowners of NYLIAC Facilitator Multi-Funded Variable Annuity (MFA) policies should refer to page 3 and policyowners of NYLIAC Variable Life Insurance (VLI) policies should refer to page 20 for their respective financial statements.

We encourage you to take the time to review this information and evaluate the plans you have in place. Now would also be a good time to get in touch with your Registered Representative. He or she is a trained professional who can help you devise a strategy to meet your financial objectives.

Even in difficult economic times we want to assure you of our commitment to helping you plan for your financial goals. We appreciate the trust you have placed with our company, and we will continue to evaluate our products and services in order to keep them responsive to your financial needs and the changing times.

February 2010

SMRU# 410839CV

                       This page intentionally left blank

                                                   NYLIAC MFA SEPARATE ACCOUNT-I
                                                          TAX-QUALIFIED POLICIES
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2009




                                     COMMON STOCK                            BOND                            MONEY MARKET
                                      INVESTMENT                          INVESTMENT                          INVESTMENT
                                       DIVISIONS                           DIVISIONS                           DIVISIONS
                           --------------------------------    --------------------------------    --------------------------------
                               SINGLE           FLEXIBLE           SINGLE           FLEXIBLE           SINGLE           FLEXIBLE
                               PREMIUM           PREMIUM           PREMIUM           PREMIUM           PREMIUM           PREMIUM
                              POLICIES          POLICIES          POLICIES          POLICIES          POLICIES          POLICIES
                           --------------------------------------------------------------------------------------------------------

ASSETS:
  Investments in the
     Mainstay VP
     Series Fund, Inc.,
     at net asset
     value..............     $21,921,513       $60,679,445       $8,583,871        $22,582,866       $1,098,533        $2,006,314
  Dividends due and
     accrued............              --                --               --                 --               11                19
     Net receivable from
       (payable to) New
       York Life
       Insurance and
       Annuity
       Corporation......              --            26,584               --                499               --                --

LIABILITIES:
  Liability to New York
     Life Insurance and
     Annuity Corporation
     for:
     Mortality and
       expense risk
       charges..........          23,506            65,008            9,033             23,795            1,279             2,342
     Administrative
       charges..........              --            26,003               --              9,518               --               937
                             -----------       -----------       ----------        -----------       ----------        ----------
          Total net
            assets......     $21,898,007       $60,615,018       $8,574,838        $22,550,052       $1,097,265        $2,003,054
                             ===========       ===========       ==========        ===========       ==========        ==========

TOTAL NET ASSETS
  REPRESENTED BY:
  Net Assets of
     Policyowners.......     $21,898,007       $60,615,018       $8,574,838        $22,550,052       $1,097,265        $2,003,054
                             ===========       ===========       ==========        ===========       ==========        ==========
     Variable
       accumulation unit
       value............     $     62.47       $     54.85       $    52.18        $     45.82       $    24.86        $    21.83
                             ===========       ===========       ==========        ===========       ==========        ==========

Identified Cost of
  Investment............     $31,956,453       $89,721,604       $8,120,531        $20,994,867       $1,098,453        $2,006,168
                             ===========       ===========       ==========        ===========       ==========        ==========




STATEMENT OF OPERATIONS
For the year ended December 31, 2009




                                     COMMON STOCK                            BOND                            MONEY MARKET
                                      INVESTMENT                          INVESTMENT                          INVESTMENT
                                       DIVISIONS                           DIVISIONS                           DIVISIONS
                           --------------------------------    --------------------------------    --------------------------------
                               SINGLE           FLEXIBLE           SINGLE           FLEXIBLE           SINGLE           FLEXIBLE
                               PREMIUM           PREMIUM           PREMIUM           PREMIUM           PREMIUM           PREMIUM
                              POLICIES          POLICIES          POLICIES          POLICIES          POLICIES          POLICIES
                           --------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
  (LOSS):
  Dividend income.......     $   407,835      $  1,120,943       $   395,200       $ 1,029,982        $     530         $     997
  Mortality and expense
     risk charges.......        (246,324)         (673,607)         (109,078)         (281,564)         (14,446)          (27,569)
  Administrative
     charges............              --          (269,443)               --          (112,626)              --           (11,028)
                             -----------      ------------       -----------       -----------        ---------         ---------
       Net investment
          income
          (loss)........         161,511           177,893           286,122           635,792          (13,916)          (37,600)
                             -----------      ------------       -----------       -----------        ---------         ---------

REALIZED AND UNREALIZED
  GAIN (LOSS):
  Proceeds from sale of
     investments........       2,775,664         6,381,796         1,483,755         2,490,211          202,173           440,293
  Cost of investments
     sold...............      (6,381,812)      (11,674,930)       (1,342,441)       (2,333,200)        (202,164)         (440,265)
                             -----------      ------------       -----------       -----------        ---------         ---------
       Net realized gain
          (loss) on
          investments...      (3,606,148)       (5,293,134)          141,314           157,011                9                28
  Realized gain
     distribution
     received...........              --                --            32,317            84,226               --                --
  Change in unrealized
     appreciation
     (depreciation) on
     investments........       7,192,023        15,245,064            78,330           410,017                2                (6)
                             -----------      ------------       -----------       -----------        ---------         ---------
       Net gain (loss)
          on
          investments...       3,585,875         9,951,930           251,961           651,254               11                22
                             -----------      ------------       -----------       -----------        ---------         ---------
          Net increase
            (decrease)
            in net
            assets
            resulting
            from
            operations..     $ 3,747,386      $ 10,129,823       $   538,083       $ 1,287,046        $ (13,905)        $ (37,578)
                             ===========      ============       ===========       ===========        =========         =========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2009
and December 31, 2008




                                                                                           COMMON STOCK
                                                                                       INVESTMENT DIVISIONS
                                                               --------------------------------------------------------------------
                                                                        SINGLE PREMIUM                     FLEXIBLE PREMIUM
                                                                           POLICIES                            POLICIES
                                                               --------------------------------    --------------------------------
                                                                    2009              2008              2009              2008
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $   161,511      $     58,201       $   177,893      $   (230,026)
     Net realized gain (loss) on investments................      (3,606,148)       (1,874,058)       (5,293,134)         (253,343)
     Realized gain distribution received....................              --         3,885,669                --        10,374,841
     Change in unrealized appreciation (depreciation) on
       investments..........................................       7,192,023       (15,159,649)       15,245,064       (45,103,414)
                                                                 -----------      ------------       -----------      ------------
       Net increase (decrease) in net assets resulting from
          operations........................................       3,747,386       (13,089,837)       10,129,823       (35,211,942)
                                                                 -----------      ------------       -----------      ------------
  Contributions and (withdrawals):
     Payments received from policyowners....................        (116,559)          112,803           460,809           918,110
     Policyowners' surrenders...............................      (1,278,299)       (3,107,421)       (3,364,053)       (7,351,571)
     Policyowners' annuity and death benefits...............        (518,927)         (332,019)         (518,725)         (383,830)
     Net transfers from (to) Fixed Account..................        (502,258)       (1,026,044)       (1,538,864)       (2,124,217)
     Transfers between Investment Divisions.................         (16,796)          (36,255)         (150,674)         (318,792)
                                                                 -----------      ------------       -----------      ------------
       Net contributions and (withdrawals)..................      (2,432,839)       (4,388,936)       (5,111,507)       (9,260,300)
                                                                 -----------      ------------       -----------      ------------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................          (1,751)           23,654            (6,768)           87,471
                                                                 -----------      ------------       -----------      ------------
          Increase (decrease) in net assets.................       1,312,796       (17,455,119)        5,011,548       (44,384,771)

NET ASSETS:
     Beginning of year......................................      20,585,211        38,040,330        55,603,470        99,988,241
                                                                 -----------      ------------       -----------      ------------
     End of year............................................     $21,898,007      $ 20,585,211       $60,615,018      $ 55,603,470
                                                                 ===========      ============       ===========      ============





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC MFA SEPARATE ACCOUNT-I
                                                          TAX-QUALIFIED POLICIES




                           BOND INVESTMENT                                               MONEY MARKET
                              DIVISIONS                                              INVESTMENT DIVISIONS
     ----------------------------------------------------------- -----------------------------------------------------------
             SINGLE PREMIUM               FLEXIBLE PREMIUM               SINGLE PREMIUM               FLEXIBLE PREMIUM
                POLICIES                      POLICIES                      POLICIES                      POLICIES
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2009           2008           2009           2008           2009           2008           2009           2008
     -----------------------------------------------------------------------------------------------------------------------



       $   286,122    $   291,247    $   635,792    $   581,440    $  (13,916)    $   12,265     $  (37,600)    $   10,468
           141,314        197,095        157,011        199,490             9             (3)            28              9
            32,317          2,884         84,226          6,995            --             --             --             --

            78,330       (266,858)       410,017       (364,763)            2            106             (6)           192
       -----------    -----------    -----------    -----------    ----------     ----------     ----------     ----------

           538,083        224,368      1,287,046        423,162       (13,905)        12,368        (37,578)        10,669
       -----------    -----------    -----------    -----------    ----------     ----------     ----------     ----------

          (196,421)        57,563        537,645        293,890         3,000         12,472        182,208         80,389
          (631,607)    (1,081,345)    (1,429,260)    (2,646,410)     (103,276)      (109,200)      (142,720)      (428,462)
          (124,790)      (244,493)      (220,085)      (151,129)       (9,975)        (5,819)       (24,095)        (3,546)
          (348,223)      (138,989)      (767,004)      (704,239)      (80,466)         7,576       (385,078)       (60,813)
             2,842         17,335         43,849        123,421        13,954         18,824        107,602        196,643
       -----------    -----------    -----------    -----------    ----------     ----------     ----------     ----------
        (1,298,199)    (1,389,929)    (1,834,855)    (3,084,467)     (176,763)       (76,147)      (262,083)      (215,789)
       -----------    -----------    -----------    -----------    ----------     ----------     ----------     ----------


              (319)          (667)        (1,163)        (2,281)           --            (58)            (1)          (149)
       -----------    -----------    -----------    -----------    ----------     ----------     ----------     ----------
          (760,435)    (1,166,228)      (548,972)    (2,663,586)     (190,668)       (63,837)      (299,662)      (205,269)


         9,335,273     10,501,501     23,099,024     25,762,610     1,287,933      1,351,770      2,302,716      2,507,985
       -----------    -----------    -----------    -----------    ----------     ----------     ----------     ----------
       $ 8,574,838    $ 9,335,273    $22,550,052    $23,099,024    $1,097,265     $1,287,933     $2,003,054     $2,302,716
       ===========    ===========    ===========    ===========    ==========     ==========     ==========     ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (This page intentionally left blank)

                                                  NYLIAC MFA SEPARATE ACCOUNT-II
                                                          NON-QUALIFIED POLICIES
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2009




                                   COMMON STOCK                        BOND                        MONEY MARKET
                                    INVESTMENT                      INVESTMENT                      INVESTMENT
                                     DIVISIONS                       DIVISIONS                       DIVISIONS
                           ----------------------------    ----------------------------    ----------------------------
                              SINGLE         FLEXIBLE         SINGLE         FLEXIBLE         SINGLE         FLEXIBLE
                              PREMIUM         PREMIUM         PREMIUM         PREMIUM         PREMIUM         PREMIUM
                             POLICIES        POLICIES        POLICIES        POLICIES        POLICIES        POLICIES
                           --------------------------------------------------------------------------------------------

ASSETS:
  Investments in the
     Mainstay VP Series
     Fund, Inc., at net
     asset value........    $30,002,744     $6,872,947      $15,571,414     $2,861,393      $1,202,897       $299,345
  Dividends due and
     accrued............             --             --               --             --              12              3
  Net receivable from
     (payable to) New
     York Life Insurance
     and Annuity
     Corporation........        (44,671)           895          (29,876)           (20)             --             --

LIABILITIES:
  Liability to New York
     Life Insurance and
     Annuity Corporation
     for:
     Mortality and
       expense risk
       charges..........         32,295          7,360           16,405          3,013           1,406            348
     Administrative
       charges..........             --          2,944               --          1,205              --            139
                            -----------     ----------      -----------     ----------      ----------       --------
       Total net
          assets........    $29,925,778     $6,863,538      $15,525,133     $2,857,155      $1,201,503       $298,861
                            ===========     ==========      ===========     ==========      ==========       ========

TOTAL NET ASSETS
  REPRESENTED BY:
  Net Assets of
     Policyowners.......    $29,925,778     $6,863,538      $15,525,133     $2,857,155      $1,201,503       $298,861
                            ===========     ==========      ===========     ==========      ==========       ========
     Variable
       accumulation unit
       value............    $     62.47     $    54.85      $     52.38     $    45.89      $    24.86       $  21.83
                            ===========     ==========      ===========     ==========      ==========       ========

Identified Cost of
  Investment............    $43,355,828     $9,446,857      $14,799,746     $2,682,978      $1,202,815       $299,325
                            ===========     ==========      ===========     ==========      ==========       ========




STATEMENT OF OPERATIONS
For the year ended December 31, 2009




                                   COMMON STOCK                        BOND                        MONEY MARKET
                                    INVESTMENT                      INVESTMENT                      INVESTMENT
                                     DIVISIONS                       DIVISIONS                       DIVISIONS
                           ----------------------------    ----------------------------    ----------------------------
                              SINGLE         FLEXIBLE         SINGLE         FLEXIBLE         SINGLE         FLEXIBLE
                              PREMIUM         PREMIUM         PREMIUM         PREMIUM         PREMIUM         PREMIUM
                             POLICIES        POLICIES        POLICIES        POLICIES        POLICIES        POLICIES
                           --------------------------------------------------------------------------------------------

INVESTMENT INCOME
  (LOSS):
  Dividend income.......    $   560,875     $   127,009     $   711,733      $ 129,726       $     599       $    141
  Mortality and expense
     risk charges.......       (339,282)        (75,834)       (198,798)       (35,204)        (16,301)        (3,914)
  Administrative
     charges............             --         (30,334)             --        (14,082)             --         (1,566)
                            -----------     -----------     -----------      ---------       ---------       --------
       Net investment
          income
          (loss)........        221,593          20,841         512,935         80,440         (15,702)        (5,339)
                            -----------     -----------     -----------      ---------       ---------       --------

REALIZED AND UNREALIZED
  GAIN (LOSS):
  Proceeds from sale of
     investments........      4,086,795         549,685       2,466,306        239,399         318,850         52,618
  Cost of investments
     sold...............     (9,246,337)     (1,204,587)     (2,211,757)      (222,214)       (318,850)       (52,614)
                            -----------     -----------     -----------      ---------       ---------       --------

       Net realized gain
          (loss) on
          investments...     (5,159,542)       (654,902)        254,549         17,185              --              4
  Realized gain
     distribution
     received...........             --              --          58,201         10,608              --             --
  Change in unrealized
     appreciation
     (depreciation) on
     investments........     10,144,495       1,807,473         158,187         52,836              12             (1)
                            -----------     -----------     -----------      ---------       ---------       --------
       Net gain (loss)
          on
          investments...      4,984,953       1,152,571         470,937         80,629              12              3
                            -----------     -----------     -----------      ---------       ---------       --------
       Net increase
          (decrease) in
          net assets
          resulting from
          operations....    $ 5,206,546     $ 1,173,412     $   983,872      $ 161,069       $ (15,690)      $ (5,336)
                            ===========     ===========     ===========      =========       =========       ========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2009
and December 31, 2008







                                                                                        COMMON STOCK
                                                                                    INVESTMENT DIVISIONS
                                                                ------------------------------------------------------------
                                                                       SINGLE PREMIUM                 FLEXIBLE PREMIUM
                                                                          POLICIES                        POLICIES
                                                                ----------------------------    ----------------------------
                                                                    2009            2008            2009            2008
                                                                ------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $   221,593    $     84,126     $   20,841      $   (24,239)
     Net realized gain (loss) on investments................      (5,159,542)     (2,670,725)      (654,902)        (447,171)
     Realized gain distribution received....................              --       5,407,694             --        1,138,361
     Change in unrealized appreciation (depreciation) on
       investments..........................................      10,144,495     (21,009,728)     1,807,473       (4,497,929)
                                                                 -----------    ------------     ----------      -----------
       Net increase (decrease) in net assets resulting from
          operations........................................       5,206,546     (18,188,633)     1,173,412       (3,830,978)
                                                                 -----------    ------------     ----------      -----------
  Contributions and (withdrawals):
     Payments received from policyowners....................           2,998           2,001         40,669           61,500
     Policyowners' surrenders...............................      (2,064,274)     (3,426,696)      (291,556)        (490,591)
     Policyowners' annuity and death benefits...............        (687,807)       (640,419)       (35,836)        (195,610)
     Net transfers from (to) Fixed Account..................        (886,131)     (1,844,839)      (121,474)        (272,934)
     Transfers between Investment Divisions.................         (54,788)        (17,946)         1,076         (119,674)
                                                                 -----------    ------------     ----------      -----------
       Net contributions and (withdrawals)..................      (3,690,002)     (5,927,899)      (407,121)      (1,017,309)
                                                                 -----------    ------------     ----------      -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................          (2,440)         32,695           (786)           9,481
                                                                 -----------    ------------     ----------      -----------
          Increase (decrease) in net assets.................       1,514,104     (24,083,837)       765,505       (4,838,806)
NET ASSETS:
     Beginning of year......................................      28,411,674      52,495,511      6,098,033       10,936,839
                                                                 -----------    ------------     ----------      -----------
     End of year............................................     $29,925,778    $ 28,411,674     $6,863,538      $ 6,098,033
                                                                 ===========    ============     ==========      ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  NYLIAC MFA SEPARATE ACCOUNT-II
                                                          NON-QUALIFIED POLICIES









                       BOND INVESTMENT                                       MONEY MARKET
                          DIVISIONS                                      INVESTMENT DIVISIONS
     --------------------------------------------------- ---------------------------------------------------
           SINGLE PREMIUM           FLEXIBLE PREMIUM           SINGLE PREMIUM           FLEXIBLE PREMIUM
              POLICIES                  POLICIES                  POLICIES                  POLICIES
     ------------------------- ------------------------- ------------------------- -------------------------
         2009         2008         2009         2008         2009         2008         2009         2008
     -------------------------------------------------------------------------------------------------------



      $   512,935  $   508,667  $   80,440   $   73,753   $  (15,702)  $   14,113    $ (5,339)    $  1,367
          254,549      252,614      17,185       20,427           --          (11)          4            4
           58,201        5,035      10,608          869           --           --          --           --

          158,187     (371,176)     52,836      (40,880)          12          127          (1)          20
      -----------  -----------  ----------   ----------   ----------   ----------    --------     --------

          983,872      395,140     161,069       54,169      (15,690)      14,229      (5,336)       1,391
      -----------  -----------  ----------   ----------   ----------   ----------    --------     --------

            2,998       10,001      20,774       31,736           --           --         144        1,116
       (1,346,686)  (1,292,710)   (120,746)    (275,376)    (134,473)    (211,486)    (34,147)      (8,563)
         (558,424)    (363,903)    (17,996)     (53,721)      (4,234)     (34,277)         --       (1,483)
         (231,477)    (185,290)    (50,099)     (59,120)     (51,290)     (22,259)     (4,512)     (16,772)
          112,983      (19,967)      6,766       58,018      (54,072)      37,913      (7,842)      62,295
      -----------  -----------  ----------   ----------   ----------   ----------    --------     --------
       (2,020,606)  (1,851,869)   (161,301)    (298,463)    (244,069)    (230,109)    (46,357)      36,593
      -----------  -----------  ----------   ----------   ----------   ----------    --------     --------


             (587)      (1,181)       (146)        (276)          --          (68)         --          (21)
      -----------  -----------  ----------   ----------   ----------   ----------    --------     --------
       (1,037,321)  (1,457,910)       (378)    (244,570)    (259,759)    (215,948)    (51,693)      37,963


       16,562,454   18,020,364   2,857,533    3,102,103    1,461,262    1,677,210     350,554      312,591
      -----------  -----------  ----------   ----------   ----------   ----------    --------     --------
      $15,525,133  $16,562,454  $2,857,155   $2,857,533   $1,201,503   $1,461,262    $298,861     $350,554
      ===========  ===========  ==========   ==========   ==========   ==========    ========     ========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Organization and Accounting Policies:
--------------------------------------------------------------------------------

NYLIAC MFA Separate Account-I ("Separate Account-I") and NYLIAC MFA Separate Account-II ("Separate Account-II") were established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. These accounts were established to receive and invest net premium payments under Tax Qualified Multi-Funded Retirement Annuity Policies ("Separate Account-I") and Non-Qualified Multi-Funded Retirement Annuity Policies ("Separate Account-II") issued by NYLIAC. Effective December 19, 1994, sales of all such policies were discontinued.

     Separate Account-I and Separate Account-II are registered under the Investment Company Act of 1940, as amended, as unit investment trusts. The assets of Separate Account-I and Separate Account-II, which are all in the accumulation phase, are invested exclusively in shares of eligible portfolios of the MainStay VP Series Fund, Inc., a diversified open-end management investment company, and are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

     New York Life Investment Management LLC ("NYLIM") is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings") and provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM Holdings is a wholly-owned subsidiary of New York Life Insurance Company. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, to provide investment advisory services to certain portfolios of the MainStay VP Series Fund, Inc. Effective January 2, 2009, Madison Square Investors LLC ("MSI") was added as a subadviser. The firm was established in January 2009 as an independent investment adviser and previously operated as an investment management division of NYLIM. MSI is a wholly-owned subsidiary of NYLIM Holdings LLC.

     There are six Investment Divisions within both Separate Account-I and Separate Account-II, three of which invest Single Premium Policy net premium payments and three of which invest Flexible Premium Policy net premium payments. The Common Stock Investment Divisions invest in the MainStay VP Common Stock Portfolio-Initial Class, the Bond Investment Divisions invest in the MainStay VP Bond Portfolio-Initial Class, and the Money Market Investment Divisions invest in the MainStay VP Cash Management Portfolio. Net premium payments received are allocated to the Investment Divisions of Separate Account-I or Separate Account-II according to policyowner instructions. In addition, the policyowner has the option to transfer amounts between the Investment Divisions of Separate Account-I or Separate Account-II and the Fixed Account of NYLIAC.

     No Federal income tax is payable on investment income or capital gains of Separate Account-I or Separate Account-II under current Federal income tax law.

     Security Valuation--The investment in the MainStay VP Series Fund, Inc. is valued at the net asset value of shares of the respective fund portfolios.

     Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

     Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

     The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners' instructions, on the first business day subsequent to the close of the period presented.

     The authoritative guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance also establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

     The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

     Level 1--Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

     Level 2--Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data for substantially the full term of the asset.

     Level 3--Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

     The fair values of all the investments in the respective Fund Portfolios listed above are at net asset values ("NAV's"). The NAV's are calculated daily without restrictions using quoted market prices of the underlying investments and are considered actively traded within Level 1.

     The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners' instructions on the first business day subsequent to the close of the period presented.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     In May 2009, the FASB issued authoritative guidance for subsequent events, which addresses the accounting for and disclosure of subsequent events not addressed in other applicable GAAP, including disclosure of the date through which subsequent events have been evaluated. Subsequent events were evaluated through February 17, 2010, the date the financial statements were issued and there have been no subsequent events that would have a material effect on the accompanying financial statements.

--------------------------------------------------------------------------------
NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 2009, the investment in the MainStay VP Series Fund, Inc. by the respective Investment Divisions of Separate Account-I and Separate Account-II is as follows:


                                        COMMON STOCK              BOND              MONEY MARKET
                                         INVESTMENT            INVESTMENT            INVESTMENT
                                         DIVISIONS             DIVISIONS             DIVISIONS
                                    -------------------   -------------------   -------------------
                                     SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                     PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                    POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                    ---------------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Number of shares..................     1,514      4,191        606      1,594     1,098      2,006
Identified cost...................   $31,956    $89,722    $ 8,121    $20,995    $1,098     $2,006

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Number of shares..................     2,072        475      1,099        202     1,203        299
Identified cost...................   $43,356    $ 9,447    $14,800    $ 2,683    $1,203     $  299

Transactions in MainStay VP Series Fund, Inc. shares for the year ended December 31, 2009 were as follows:


                                        COMMON STOCK              BOND              MONEY MARKET
                                         INVESTMENT            INVESTMENT            INVESTMENT
                                         DIVISIONS             DIVISIONS             DIVISIONS
                                    -------------------   -------------------   -------------------
                                     SINGLE    FLEXIBLE    SINGLE    FLEXIBLE    SINGLE    FLEXIBLE
                                     PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM    PREMIUM
                                    POLICIES   POLICIES   POLICIES   POLICIES   POLICIES   POLICIES
                                    ---------------------------------------------------------------


SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Purchases.........................   $  499     $1,421     $  497     $1,369      $ 12       $141
Proceeds from sales...............    2,776      6,382      1,484      2,490       202        440

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Purchases.........................   $  651     $  160     $1,033     $  165      $ 59       $  1
Proceeds from sales...............    4,087        550      2,466        239       319         53





--------------------------------------------------------------------------------

NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------

NYLIAC deducts an annual policy service charge for Flexible Premium Policies on each policy anniversary date and upon surrender, if on the policy anniversary and/or date of surrender the policy's Accumulation Value is less than $10,000. This charge is the lesser of $30 or 1% of the policy's Accumulation Value. This charge covers the cost for providing services such as collecting, processing and confirming purchase payments. This charge is shown as a reduction to payments received from policyowners in the accompanying statements of changes in net assets.

     NYLIAC deducts a surrender charge on certain partial withdrawals or surrenders from Single Premium and Flexible Premium policies. For Single Premium policies, NYLIAC assesses a charge based on the length of time each payment is in the policy before it is withdrawn. Single Premium policyholders can make up to four additional purchase payments each policy year. The surrender charge for Single Premium policyholders is 7% of the amount withdrawn or surrendered during the first policy year that a purchase payment is made. This charge declines 1% for each additional policy year that a purchase payment is in the policy until the seventh policy year, after which no charge is made. The surrender charge for Flexible Premium policies is 7% of the amount withdrawn or surrendered during the first four policy years. This charge then declines 1% each policy year until the tenth policy year, after which no charge is made. These charges are recorded with surrenders in the accompanying statements of changes in net assets. Surrender charges are paid to NYLIAC.

     Single and Flexible Premium policies of Separate Account-I and Separate Account-II are charged for the mortality and expense risks assumed by NYLIAC. Additionally, Flexible Premium policies are charged for administrative services provided by NYLIAC. These charges are made daily at an annual rate of 1.25% for mortality and expense risks and an additional .50% for administrative charges on Flexible Premium policies, of the daily average variable accumulation value of each Investment Division, and is the same rate for each of the five periods presented in the Financial Highlights section. The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results ratably with the policyowners. These charges are disclosed in the accompanying statement of operations.



--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------

Separate Account-I and Separate Account-II do not expect to declare dividends to policyowners from accumulated net investment income and realized gains. The income and gains are distributed to policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES




                      (This page intentionally left blank)

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in accumulation units for the years ended December 31, 2009 and 2008, were as follows:



                                             COMMON STOCK INVESTMENT DIVISIONS
                                       ---------------------------------------------
                                         SINGLE PREMIUM            FLEXIBLE PREMIUM
                                            POLICIES                   POLICIES
                                       ------------------         ------------------
                                       2009          2008         2009          2008
                                       ---------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)
Units issued.........................    --             2           10            15
Units redeemed.......................   (48)          (66)        (124)         (166)
                                        ---           ---         ----          ----
  Net increase (decrease)............   (48)          (64)        (114)         (151)
                                        ===           ===         ====          ====

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)
Units issued.........................    --            --            1             1
Units redeemed.......................   (70)          (88)         (10)          (17)
                                        ---           ---         ----          ----
  Net increase (decrease)............   (70)          (88)          (9)          (16)
                                        ===           ===         ====          ====


                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES




--------------------------------------------------------------------------------






                                            MONEY MARKET INVESTMENT
         BOND INVESTMENT DIVISIONS                 DIVISIONS
      ------------------------------    ------------------------------
          SINGLE          FLEXIBLE          SINGLE          FLEXIBLE
         PREMIUM          PREMIUM          PREMIUM          PREMIUM
         POLICIES         POLICIES         POLICIES         POLICIES
      -------------    -------------    -------------    -------------
      2009     2008    2009     2008    2009     2008    2009     2008
      ----------------------------------------------------------------


        --       2       13      10        1       2       13      13
       (27)    (31)     (55)    (83)      (8)     (5)     (25)    (22)
       ---     ---      ---     ---      ---     ---      ---     ---
       (27)    (29)     (42)    (73)      (7)     (3)     (12)     (9)
       ===     ===      ===     ===      ===     ===      ===     ===

         2      --       --       2       --       2       --       3
       (42)    (38)      (4)     (9)     (10)    (11)      (2)     (1)
       ---     ---      ---     ---      ---     ---      ---     ---
       (40)    (38)      (4)     (7)     (10)     (9)      (2)      2
       ===     ===      ===     ===      ===     ===      ===     ===


NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------

The following table presents financial highlights for each Investment Division as of December 31, 2009, 2008, 2007, 2006 and 2005:



                                                SINGLE PREMIUM POLICIES (A)
COMMON STOCK INVESTMENT DIVISIONS    ------------------------------------------------
                                       2009      2008      2007      2006      2005
                                     ------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Net Assets.........................   $21,898   $20,585   $38,040   $42,925   $42,362
Units Outstanding..................       350       398       462       542       616
Variable Accumulation Unit Value...   $ 62.47   $ 51.68   $ 82.27   $ 79.23   $ 68.87
Total Return.......................     20.9%    (37.2%)     3.8%     15.0%      6.3%
Investment Income Ratio............      2.1%      1.4%      1.2%      0.6%      1.0%

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Net Assets.........................   $29,926   $28,412   $52,496   $57,404   $56,435
Units Outstanding..................       480       550       638       725       819
Variable Accumulation Unit Value...   $ 62.47   $ 51.68   $ 82.27   $ 79.23   $ 68.87
Total Return.......................     20.9%    (37.2%)     3.8%     15.0%      6.3%
Investment Income Ratio............      2.1%      1.5%      1.2%      0.6%      1.0%





                                               FLEXIBLE PREMIUM POLICIES (B)
                                     ------------------------------------------------
                                       2009      2008      2007      2006      2005
                                     ------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Net Assets.........................   $60,615   $55,603   $99,988  $111,235  $106,660
Units Outstanding..................     1,105     1,219     1,370     1,577     1,730
Variable Accumulation Unit Value...   $ 54.85   $ 45.61   $ 72.96  $  70.62  $  61.69
Total Return.......................     20.3%    (37.5%)     3.3%     14.5%      5.8%
Investment Income Ratio............      2.1%      1.5%      1.2%      0.6%      1.0%

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Net Assets.........................   $ 6,864   $ 6,098   $10,937  $ 12,304  $ 11,808
Units Outstanding..................       125       134       150       174       191
Variable Accumulation Unit Value...   $ 54.85   $ 45.61   $ 72.96  $  70.62  $  61.69
Total Return.......................     20.3%    (37.5%)     3.3%     14.5%      5.8%
Investment Income Ratio............      2.1%      1.5%      1.2%      0.6%      1.0%



Charges and fees levied by NYLIAC are disclosed in Note 3.

(A) Expenses as a percent of average net assets were 1.25%, excluding expenses of the underlying funds and surrender charges.

(B) Expenses as a percent of average net assets were 1.75%, excluding expenses of the underlying funds, surrender charges, and policy service charges.

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES




--------------------------------------------------------------------------------






                                                SINGLE PREMIUM POLICIES (A)
BOND INVESTMENT DIVISIONS            ------------------------------------------------
                                       2009      2008      2007      2006      2005
                                     ------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Net Assets.........................   $ 8,575   $ 9,335   $10,502   $11,367   $13,140
Units Outstanding..................       164       191       220       250       299
Variable Accumulation Unit Value...   $ 52.18   $ 49.03   $ 47.86   $ 45.50   $ 44.07
Total Return.......................      6.4%      2.4%      5.2%      3.3%      0.9%
Investment Income Ratio............      4.5%      4.2%      3.5%      1.1%      3.1%

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Net Assets.........................   $15,525   $16,562   $18,020   $19,598   $21,561
Units Outstanding..................       297       337       375       429       487
Variable Accumulation Unit Value...   $ 52.38   $ 49.21   $ 48.04   $ 45.67   $ 44.23
Total Return.......................      6.4%      2.4%      5.2%      3.3%      0.9%
Investment Income Ratio............      4.5%      4.2%      3.6%      1.1%      3.1%





                                               FLEXIBLE PREMIUM POLICIES (B)
                                     ------------------------------------------------
                                       2009      2008      2007      2006      2005
                                     ------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Net Assets.........................   $22,550   $23,099   $25,763   $28,038   $30,700
Units Outstanding..................       492       534       607       692       778
Variable Accumulation Unit Value...   $ 45.82   $ 43.27   $ 42.45   $ 40.56   $ 39.48
Total Return.......................      5.9%      1.9%      4.7%      2.7%      0.4%
Investment Income Ratio............      4.6%      4.1%      3.5%      1.1%      3.1%

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Net Assets.........................   $ 2,857   $ 2,858   $ 3,102   $ 3,143   $ 3,382
Units Outstanding..................        62        66        73        77        86
Variable Accumulation Unit Value...   $ 45.89   $ 43.33   $ 42.51   $ 40.62   $ 39.54
Total Return.......................      5.9%      1.9%      4.7%      2.7%      0.4%
Investment Income Ratio............      4.6%      4.3%      3.6%      1.2%      3.1%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------






                                                SINGLE PREMIUM POLICIES (A)
MONEY MARKET INVESTMENT DIVISIONS    ------------------------------------------------
                                       2009      2008      2007      2006      2005
                                     ------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Net Assets.........................   $1,097    $1,288    $1,352    $1,273    $1,362
Units Outstanding..................       44        51        54        53        59
Variable Accumulation Unit Value...   $24.86    $25.15    $24.93    $24.08    $23.31
Total Return.......................    (1.2%)     0.9%      3.5%      3.3%      1.7%
Investment Income Ratio............       --      2.2%      4.7%      4.5%      2.8%

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Net Assets.........................   $1,202    $1,461    $1,677    $1,499    $1,461
Units Outstanding..................       48        58        67        62        63
Variable Accumulation Unit Value...   $24.86    $25.16    $24.93    $24.08    $23.31
Total Return.......................    (1.2%)     0.9%      3.5%      3.3%      1.7%
Investment Income Ratio............       --      2.2%      4.7%      4.5%      2.9%





                                               FLEXIBLE PREMIUM POLICIES (B)
                                     ------------------------------------------------
                                       2009      2008      2007      2006      2005
                                     ------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Net Assets.........................   $2,003    $2,303    $2,508    $2,323    $2,714
Units Outstanding..................       92       104       113       108       130
Variable Accumulation Unit Value...   $21.83    $22.20    $22.11    $21.46    $20.88
Total Return.......................    (1.7%)     0.4%      3.0%      2.8%      1.2%
Investment Income Ratio............       --      2.2%      4.7%      4.5%      2.9%

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Net Assets.........................   $  299    $  351    $  313    $  271    $  279
Units Outstanding..................       14        16        14        13        13
Variable Accumulation Unit Value...   $21.83    $22.20    $22.11    $21.46    $20.88
Total Return.......................    (1.7%)     0.4%      3.0%      2.8%      1.2%
Investment Income Ratio............       --      2.1%      4.7%      4.6%      2.8%



Charges and fees levied by NYLIAC are disclosed in Note 3.

(A) Expenses as a percent of average net assets were 1.25%, excluding expenses of the underlying funds and surrender charges.

(B) Expenses as a percent of average net assets were 1.75%, excluding expenses of the underlying funds, surrender charges, and policy service charges.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and Annuity Corporation and the MFA Separate Account-I and -II Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the investment divisions listed in Note 1 of the New York Life Insurance and Annuity Corporation MFA Separate Account-I and the New York Life Insurance and Annuity Corporation MFA Separate Account-II as of December 31, 2009, the results of each of their operations, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of New York Life Insurance and Annuity Corporation management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2009 by correspondence with the funds, provide a reasonable basis for our opinion.

(/s/ PRICEWATERHOUSECOOPERS LLP)
PricewaterhouseCoopers LLP
New York, New York
February 17, 2010

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2009



                                         COMMON STOCK        BOND        MONEY MARKET
                                          INVESTMENT      INVESTMENT      INVESTMENT
                                           DIVISION        DIVISION        DIVISION
                                         --------------------------------------------

ASSETS:
  Investments in the MainStay VP
     Series Fund, Inc., at net asset
     value............................    $23,166,208     $10,056,193     $1,770,361
  Dividends due and accrued...........             --              --             17
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................         (3,924)        (14,717)            --

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for
     mortality and expense risk
     charges..........................          6,930           2,967            577
                                          -----------     -----------     ----------
       Total net assets...............    $23,155,354     $10,038,509     $1,769,801
                                          ===========     ===========     ==========

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners..........    $23,155,354     $10,038,509     $1,769,801
                                          ===========     ===========     ==========

Identified Cost of Investment.........    $32,284,769     $ 9,435,251     $1,770,264
                                          ===========     ===========     ==========



STATEMENT OF OPERATIONS
For the year ended December 31, 2009



                                         COMMON STOCK        BOND        MONEY MARKET
                                          INVESTMENT      INVESTMENT      INVESTMENT
                                           DIVISION        DIVISION        DIVISION
                                         --------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.....................    $   423,778      $ 458,501       $     792
  Mortality and expense risk charges..        (70,445)       (34,546)         (6,299)
                                          -----------      ---------       ---------
       Net investment income (loss)...        353,333        423,955          (5,507)
                                          -----------      ---------       ---------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments...      1,445,866        775,177         135,480
  Cost of investments sold............     (2,358,252)      (727,247)       (135,472)
                                          -----------      ---------       ---------
       Net realized gain (loss) on
          investments.................       (912,386)        47,930               8
  Realized gain distribution
     received.........................             --         37,494              --
  Change in unrealized appreciation
     (depreciation) on investments....      4,752,146        195,291              10
                                          -----------      ---------       ---------
       Net gain (loss) on
          investments.................      3,839,760        280,715              18
                                          -----------      ---------       ---------
          Net increase (decrease) in
            net assets resulting from
            operations................    $ 4,193,093      $ 704,670       $  (5,489)
                                          ===========      =========       =========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     NYLIAC VLI SEPARATE ACCOUNT



STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2009
and December 31, 2008



                                   COMMON STOCK                       BOND                      MONEY MARKET
                                    INVESTMENT                     INVESTMENT                    INVESTMENT
                                     DIVISION                       DIVISION                      DIVISION
                           ---------------------------    ---------------------------    --------------------------
                               2009           2008            2009           2008           2009           2008
                           ----------------------------------------------------------------------------------------

INCREASE (DECREASE) IN
  NET ASSETS:
  Operations:
     Net investment
       income (loss)....   $   353,333    $    309,038    $   423,955     $  383,306     $   (5,507)    $   32,319
     Net realized gain
       (loss) on
       investments......      (912,386)         52,968         47,930         50,647              8              7
     Realized gain
       distribution
       received.........            --       3,638,883         37,494          2,901             --             --
     Change in
       unrealized
       appreciation
       (depreciation) on
       investments......     4,752,146     (15,659,541)       195,291       (116,668)            10            129
                           -----------    ------------    -----------     ----------     ----------     ----------
       Net increase
          (decrease) in
          net assets
          resulting from
          operations....     4,193,093     (11,658,652)       704,670        320,186         (5,489)        32,455
                           -----------    ------------    -----------     ----------     ----------     ----------
  Contributions and
     (withdrawals):
     Payments received
       from
       policyowners.....     1,036,783       1,097,611        424,116        449,913         87,055         89,794
     Cost of insurance..      (641,253)       (794,413)      (337,178)      (321,289)       (55,715)       (54,639)
     Policyowners
       surrenders.......    (1,747,680)     (1,406,726)      (737,508)      (648,517)      (170,895)       (94,715)
     Contributions
       (withdrawals) due
       to policy loans..       699,536          31,323        156,452        125,682         67,395         (5,111)
     Policyowners' death
       benefits, net of
       reversals........       (44,871)       (291,881)       (61,220)      (101,773)        (2,263)        (3,367)
     Transfers between
       Investment
       Divisions........      (186,232)        (20,183)       128,111         (2,459)        60,934         23,590
                           -----------    ------------    -----------     ----------     ----------     ----------
       Net contributions
          and
          (withdraw-
          als)..........      (883,717)     (1,384,269)      (427,227)      (498,443)       (13,489)       (44,448)
                           -----------    ------------    -----------     ----------     ----------     ----------
     Increase (decrease)
       attributable to
       New York Life
       Insurance and
       Annuity
       Corporation
       charges retained
       by the Separate
       Account..........          (523)          5,835           (103)          (181)            --            (21)
                           -----------    ------------    -----------     ----------     ----------     ----------
          Increase
            (decrease)
            in net
            assets......     3,308,853     (13,037,086)       277,340       (178,438)       (18,978)       (12,014)
NET ASSETS:
     Beginning of year..    19,846,501      32,883,587      9,761,169      9,939,607      1,788,779      1,800,793
                           -----------    ------------    -----------     ----------     ----------     ----------
     End of year........   $23,155,354    $ 19,846,501    $10,038,509     $9,761,169     $1,769,801     $1,788,779
                           ===========    ============    ===========     ==========     ==========     ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Organization and Accounting Policies:
--------------------------------------------------------------------------------

New York Life Insurance and Annuity Corporation Variable Life Insurance Separate Account ("VLI Separate Account") was established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. This account was established to receive and invest premium payments under variable life insurance policies issued by NYLIAC. Effective July 1, 1988, sales of such policies were discontinued.

     The VLI Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The assets of the VLI Separate Account, which are in the accumulation phase, are invested in shares of the MainStay VP Series Fund, Inc., a diversified open-end management investment company and are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct.

     New York Life Investment Management LLC ("NYLIM") is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings") and provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM Holdings is a wholly-owned subsidiary of New York Life Insurance Company. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, to provide investment advisory services to certain portfolios of the MainStay VP Series Fund, Inc. Effective January 2, 2009, Madison Square Investors LLC ("MSI") was added as a subadviser. The firm was established in January 2009 as an independent investment adviser and previously operated as an investment management division of NYLIM. MSI is a wholly-owned subsidiary of NYLIM Holdings LLC.

     There are three Investment Divisions within the VLI Separate Account: the Common Stock Investment Division which invests in the MainStay VP Common Stock-Initial Class, the Bond Investment Division which invests in the MainStay VP Bond-Initial Class, and the Money Market Investment Division which invests in the MainStay VP Cash Management. Premium payments received are allocated to the Investment Divisions of the VLI Separate Account according to policyowner instructions.

     No Federal income tax is payable on investment income or capital gains of the VLI Separate Account under current Federal income tax law.

     Security Valuation--The investment in the MainStay VP Series Fund, Inc. is valued at the net asset value of shares of the respective fund portfolios.

     Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

     Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolios.

     The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflects transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners' instructions, on the first business day subsequent to the close of the period presented.

     The authoritative guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance also establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

                                                     NYLIAC VLI SEPARATE ACCOUNT




--------------------------------------------------------------------------------

     The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

     Level 1--Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

     Level 2--Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data for substantially the full term of the asset.

     Level 3--Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

     The fair values of all the investments in the respective Fund Portfolios listed above are at net asset values ("NAV's"). The NAV's are calculated daily without restrictions using quoted market prices of the underlying investments and are considered actively traded within Level 1.

     The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners' instructions on the first business day subsequent to the close of the period presented.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     In May 2009, the FASB issued authoritative guidance for subsequent events, which addresses the accounting for and disclosure of subsequent events not addressed in other applicable GAAP, including disclosure of the date through which subsequent events have been evaluated. Subsequent events were evaluated through February 17, 2010, the date the financial statements were issued and there have been no subsequent events that would have a material effect on the accompanying financial statements.

--------------------------------------------------------------------------------
NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 2009, the investment in the MainStay VP Series Fund, Inc. by the respective Investment Divisions of the VLI Separate Account is as follows:



                                           COMMON STOCK             BOND             MONEY MARKET
                                       INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                       -------------------------------------------------------------

Number of shares.....................          1,600                  710                1,770
Identified cost......................        $32,285               $9,435               $1,770



Transactions in MainStay VP Series Fund, Inc. shares for the year ended December 31, 2009 were as follows:


                                           COMMON STOCK             BOND             MONEY MARKET
                                       INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                       -------------------------------------------------------------

Purchases............................         $  918                $824                 $117
Proceeds from sales..................          1,446                 775                  135



--------------------------------------------------------------------------------

NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------

NYLIAC deducts the following charges from annual premiums received for a VLI policy each policy year. A charge of $35 is deducted for administrative expenses (this charge may be slightly higher for policies that pay premiums more frequently than annually). A charge is also deducted to compensate NYLIAC for the

--------------------------------------------------------------------------------


costs associated with selling the policy. This charge will never exceed 9% of the sum of the basic premiums paid during the first twenty years. A state premium tax charge of 2% is deducted to pay state premium taxes and a risk charge of 1.5% is deducted for assuming the risk that the insured will die when the minimum guaranteed death benefit is higher than the accumulation value of the policy.

     NYLIAC also deducts a monthly cost of insurance charge to cover the cost of providing life insurance benefits. This charge is based on such factors as gender, duration, underwriting class, issue age of the insured, face amount and the cash value of the policy. This charge is shown as cost of insurance on the accompanying statement of changes in net assets.

     NYLIAC also makes a daily charge to the VLI Separate Account for mortality and expense risks assumed. These charges are made at an annual rate of 0.35% of the daily net asset value of each Investment Division, and is the same rate for each of the five periods presented in the Financial Highlights section. NYLIAC may increase these charges in the future up to a maximum annual rate of 0.50%. The amount of these charges retained by the Investment Division represents funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners. These charges are disclosed on the accompanying statement of operations.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------

The VLI Separate Account does not expect to declare dividends to Policyowners from accumulated net income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, policy loans, or transfers) in excess of the net premium payments.

--------------------------------------------------------------------------------
NOTE 5--Financial Highlights (Net Assets in 000's):
--------------------------------------------------------------------------------

The following table presents financial highlights for each Investment Division as of December 31, 2009, 2008, 2007, 2006 and 2005:


COMMON STOCK INVESTMENT DIVISION
                                                2009      2008      2007      2006      2005
                                              -----------------------------------------------


Net Assets.................................   $23,155   $19,847   $32,884   $32,621   $29,523
Investment Income Ratio....................      2.1%      1.5%      1.2%      0.6%      1.0%





BOND INVESTMENT DIVISION
                                                2009      2008      2007      2006      2005
                                              -----------------------------------------------


Net Assets.................................   $10,039    $9,761   $ 9,940   $ 9,718   $ 9,773
Investment Income Ratio....................      4.6%      4.3%      3.7%      1.2%      3.2%





MONEY MARKET INVESTMENT DIVISION
                                                2009      2008      2007      2006      2005
                                              -----------------------------------------------


Net Assets.................................    $1,770    $1,789   $ 1,801   $ 1,682   $ 1,658
Investment Income Ratio....................      0.0%      2.1%      4.7%      4.5%      2.9%


Charges and fees levied by NYLIAC are disclosed in Note 3.

Expenses as a percent of average net assets were 0.35%, excluding expenses of the underlying funds, administrative expenses and sales loads.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and Annuity Corporation and the VLI Separate Account Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the investment divisions listed in Note 1 of the New York Life Insurance and Annuity Corporation VLI Separate Account as of December 31, 2009, the results of each of their operations, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of New York Life Insurance and Annuity Corporation management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2009 by correspondence with the funds, provide a reasonable basis for our opinion.

(/s/ PRICEWATERHOUSECOOPERS LLP)
PricewaterhouseCoopers LLP
New York, New York
February 17, 2010

(MAINSTAY INVESTMENTS LOGO)



                 MAINSTAY VP BOND PORTFOLIO
                 MAINSTAY VP CASH MANAGEMENT PORTFOLIO
                 MAINSTAY VP COMMON STOCK PORTFOLIO

                 Message from the President
                 and
                 Annual Report
                 December 31, 2009

                 NOT A PART OF THE ANNUAL REPORT

MESSAGE FROM

THE PRESIDENT


On the basis of total returns, 2009 was a good year for equity investors. Domestic and international stocks showed strong advances, with growth stocks outperforming value stocks. Although mid- and small-capitalization stocks generally outperformed large-cap issues, returns at all capitalization levels were above historical norms.

From a sector perspective, information technology was the front-runner, with materials taking a close second. Even the weakest domestic equity sectors--telecommunication services and utilities--provided positive returns for the year.

Most fixed-income sectors also showed positive overall results. High-yield corporate bonds were strong, followed by leveraged loans. Within the bond market, an increased appetite for risk helped lower-quality securities move ahead of longer-dated Treasury issues and the highest-rated corporate bonds.

For most investors, however, these positive results were only part of a much larger investment picture. The historic events of 2008--including high-profile bankruptcies and government bailouts--had a systemic impact in 2009.

To stimulate market liquidity, the Federal Open Market Committee maintained the federal funds target rate in a historically low range between 0% and 0.25% throughout 2009. In addition, the Federal Reserve expanded its efforts to ease the money supply during 2009 by extending several of its lending and liquidity facilities and by making direct purchases of longer-term Treasury securities.

The positive effects of these efforts became evident in early March, when the market reversed course. Equity investors moved away from defensive positions into cyclical issues that might benefit from an economic turnaround. The ensuing stock-market recovery lasted through the end of the year, with lower-quality stocks tending to advance faster than higher-quality issues.

Despite shifting market forces in 2009, the portfolio managers of MainStay VP Series Fund, Inc., relied on time-tested investment principles to guide their Portfolios. Rather than focusing on market psychology, they pursued their investment objectives with a disciplined approach based on the investment strategies and investment processes outlined in the Prospectus. Portfolio managers of our long-term Portfolios focused less on short-term volatility than on the results the Portfolios could achieve over full market cycles. And all of our portfolio managers applied their experience, insight and Portfolio-specific strategies, seeking to help our shareholders pursue well-defined long- or short-range objectives.

While positive short-term results are always encouraging, past performance is no guarantee of future results. We believe that investors may benefit from appropriate diversification, gradual portfolio adjustments and ongoing risk-reward assessments to keep their investments in line with their long-term financial goals.

At MainStay VP Series Fund, we are proud to be part of your investment program, and we hope that we can continue to serve you for many years to come.

Sincerely,


-s- Stephen P. Fisher



Stephen P. Fisher
President


                          Not part of the Annual Report


28    MainStay VP Series Fund, Inc.

(MAINSTAY INVESTMENTS LOGO)



                 MAINSTAY VP BOND PORTFOLIO
                 MAINSTAY VP CASH MANAGEMENT PORTFOLIO
                 MAINSTAY VP COMMON STOCK PORTFOLIO

                 Annual Report
                 December 31, 2009

                 The views expressed in this report and the information about each Portfolio's holdings are for the period covered by this report and are subject to change thereafter.

                       This page intentionally left blank




30    MainStay VP Series Fund, Inc.

INDEX DEFINITIONS

THE INFORMATION BELOW IS AN EXPLANATION OF THE VARIOUS INDICES, SERVICE PROVIDERS AND REFERENCE RATES CITED THROUGHOUT THE PORTFOLIO INVESTMENT AND PERFORMANCE COMPARISONS AND THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS SECTIONS THAT FOLLOW FROM PAGE 32 THROUGH PAGE 69. PLEASE USE THIS AS A REFERENCE.

PLEASE NOTE THAT YOU CANNOT MAKE AN INVESTMENT DIRECTLY IN AN INDEX. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RESULTS FOR SECURITIES INDICES ASSUME REINVESTMENT OF ALL INCOME AND CAPITAL GAINS BUT DO NOT REFLECT FEES, EXPENSES OR TAXES. SECURITIES IN EACH PORTFOLIO MAY NOT PRECISELY MATCH THOSE IN THE INDEX, AND AS A RESULT, PERFORMANCE OF THE PORTFOLIO MAY DIFFER.

BANK OF AMERICA MERRILL LYNCH CORPORATE & GOVERNMENT MASTER INDEX is an unmanaged index that consists of issues of the U.S. government and its agencies as well as investment-grade corporate securities.

BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX is an unmanaged index that contains the following other unmanaged Barclays Capital indices: the U.S. Government Bond Index, the Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Barclays Capital U.S. Aggregate Bond Index, securities must be U.S. dollar denominated and investment-grade quality or higher, have at least one year to maturity and have an outstanding par value of at least $250 million.

LIPPER INC. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested.

LIPPER MONEY MARKET FUNDS INDEX tracks the performance of the 30 largest money market funds adjusted for the reinvestment of capital-gain and income distributions.

LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE (L-VIPPAS) ranks portfolios that invest in separate accounts of insurance companies. Rankings are based on total returns with dividends and capital gains reinvested. Results do not reflect any deduction of sales charges.

RUSSELL 1000(R) INDEX is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000(R) Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

"S&P 500(R)" is a registered trademark of the McGraw-Hill Companies, Inc., and has been licensed for use. Standard & Poor's does not sponsor, endorse, sell or promote the Portfolios in this report. The S&P 500(R) Index is an unman- aged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance.


                                                   mainstayinvestments.com    31

MAINSTAY VP BOND PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.


INITIAL CLASS                                                    AS OF 12/31/09
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR        YEARS(1)      YEARS(1)
----------------------------------------------------------------------------------
After Portfolio operating expenses             7.77%         4.93%         6.16%



(After Portfolio operating expenses)




                                    BANK OF
                                AMERICA MERRILL
                                LYNCH CORPORATE    BARCLAYS CAPITAL
                MAINSTAY VP       & GOVERNMENT      U.S. AGGREGATE
              BOND PORTFOLIO      MASTER INDEX        BOND INDEX
              --------------    ---------------    ----------------
12/31/99           10000             10000               10000
                   10982             11195               11163
                   12000             12138               12105
                   13138             13467               13347
                   13732             14078               13894
                   14294             14662               14497
                   14606             15031               14849
                   15271             15606               15493
                   16266             16741               16572
                   16872             17570               17440
12/31/09           18183             18420               18475







SERVICE CLASS(2)                                                 AS OF 12/31/09
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR        YEARS(1)      YEARS(1)
----------------------------------------------------------------------------------
After Portfolio operating expenses             7.50%         4.66%         5.89%



(After Portfolio operating expenses)




                                                                              BANK OF
                                                                          AMERICA MERRILL
                                                                          LYNCH CORPORATE    BARCLAY'S CAPITAL
                                                          MAINSTAY VP       & GOVERNMENT       U.S. AGGREGATE
                                                        BOND PORTFOLIO      MASTER INDEX         BOND INDEX
                                                        --------------    ---------------    -----------------
12/31/99                                                     10000             10000               10000
                                                             10955             11195               11163
                                                             11940             12138               12105
                                                             13039             13467               13347
                                                             13596             14078               13894
                                                             14117             14662               14497
                                                             14384             15031               14849
                                                             15001             15606               15493
                                                             15939             16741               16572
                                                             16492             17570               17440
12/31/09                                                     17729             18420               18475







 BENCHMARK PERFORMANCE                          ONE          FIVE           TEN
                                               YEAR          YEARS         YEARS

Barclays Capital U.S. Aggregate Bond
Index(3)                                        5.93%        4.97%         6.33%
Bank of America Merrill Lynch Corporate
and Government Master Index(3)                  4.84         4.67          6.30
Average Lipper Variable Products
Intermediate Investment Grade Debt
Portfolio(4)                                   12.21         4.46          5.68



1. Performance figures shown for the five-year and ten-year periods ended December 31, 2009 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 4.91% and 6.15% for Initial Class shares and 4.65% and 5.89% for Service Class shares for the five-year and ten-year periods, respectively.
2. Performance for Service Class shares, first offered June 4, 2003, includes the historical performance of Initial Class shares through June 3, 2003 adjusted to reflect the fees and expenses for Service Class shares.
3. Please refer to page 31 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. The Average Lipper Variable Products Intermediate Investment Grade Debt Portfolio is representative of portfolios that invest primarily in corporate debt issues rated "A" or better or government issues. Lipper Inc. is an independent monitor of fund performance.



32    MainStay VP Bond Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP BOND PORTFOLIO (UNAUDITED) --------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2009, to December 31, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2009, to December 31, 2009. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/09        12/31/09       PERIOD(1)        12/31/09        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,052.60        $2.79          $1,022.50         $2.75
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00       $1,051.30        $4.08          $1,021.20         $4.02
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.54% for Initial Class and 0.79% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                   mainstayinvestments.com    33

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009 (UNAUDITED)

(PORTFOLIO COMPOSITION PIE CHART)



See Portfolio of Investments beginning on page 37 for specific holdings within these categories.

TOP TEN ISSUERS HELD AS OF DECEMBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENTS)


    1.  United States Treasury Notes,
        0.75%-4.25%,
        due 5/31/11-11/15/19
    2.  Federal Home Loan Mortgage Corporation
        (Mortgage Pass-Through Securities),
        4.00%-7.00%,
        due 7/1/17-11/1/39
    3.  Federal National Mortgage Association
        (Mortgage Pass-Through Securities),
        4.00%-7.50%, due 5/1/16-7/1/38
    4.  Government National Mortgage Association
        (Mortgage Pass-Through Securities),
        4.50%-7.00%, due 7/15/31-5/15/39
    5.  Federal National Mortgage Association,
        2.75%-5.50%, due 3/15/11-3/13/14
    6.  Federal Home Loan Mortgage Corporation,
        3.75%-5.50%, due 4/18/11-7/18/16
    7.  United States Treasury Bonds,
        4.375%-6.25%, due 8/15/23-11/15/39
    8.  Bear Stearns Commercial Mortgage
        Securities, 1.00%-5.793%, due
        9/11/38-9/11/42
    9.  Bank of America Corp., 2.10%-5.65%, due
        4/30/12-5/1/18
   10.  Goldman Sachs Group, Inc. (The),
        1.625%-6.15%, due 7/15/11-4/1/18






34    MainStay VP Bond Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY DONALD F. SEREK AND THOMAS J. GIRARD OF NEW YORK LIFE INVESTMENTS,(1) THE PORTFOLIO'S MANAGER.

HOW DID MAINSTAY VP BOND PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2009?

For the 12 months ended December 31, 2009, MainStay VP Bond Portfolio returned 7.77% for Initial Class shares and 7.50% for Service Class shares. Both share classes underperformed the 12.21% return of the average Lipper(2) Variable Products Intermediate Investment Grade Debt Portfolio and outperformed the 5.93% return of the Barclays Capital U.S. Aggregate Bond Index(2) for the 12 months ended December 31, 2009. The Barclays Capital U.S. Aggregate Bond Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE BOND MARKETS DURING 2009?

During the 12-month period ended December 31, 2009, the economic environment was extremely sluggish. It wasn't until the third quarter that gross domestic product (GDP) growth turned positive after four negative quarters. Policy makers continued to struggle to find ways to stabilize financial markets and provide support for a deteriorating economy. Early in the year, the Federal Reserve expanded its program of direct security purchases, seeking to expand the money supply; and the Obama administration quickly passed a stimulus package totaling more than $780 billion.

Labor markets and consumer spending were generally weak (although they did show some improvement as the year progressed), and inflation remained tame. Given the economy's sluggish performance, the Federal Reserve continued to pursue a very accommodative monetary policy. The Federal Open Market Committee kept the federal funds target rate in a range from 0% to 0.25% and signaled its continued intention to keep the target rate low for an "extended period."

During the year, U.S. Treasury yields rose as inves-tors became more optimistic that the worst of the financial crisis had passed and that economic activity was likely to rebound. The Treasury yield curve(3) (specifically the spread(4) between 2-year and 10-year Treasury yields) steepened as market participants became more concerned about inflation.

After equity markets reached a low in March, they rebounded strongly and fueled an increase in risk-taking. The riskier parts of the fixed-income market followed suit, and credit spreads dramatically tightened.

WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE RELATIVE TO ITS BENCHMARK?

During 2009, the Portfolio outperformed the Barclays Capital U.S. Aggregate Bond Index largely as a result of moving to an overweight position relative to the benchmark in investment-grade corporate bonds and commercial mortgage-backed securities. Spreads on all of these asset classes tightened in relation to Treasury securities, and the tightening contributed to the Portfolio's positive performance in relation to the benchmark.

WHAT FACTORS PROMPTED YOU TO MAKE SIGNIFICANT DECISIONS FOR THE PORTFOLIO IN
2009?

Market psychology probably had the most significant impact on the performance of the Portfolio. As the

Investments in bonds are subject to interest rate, credit and inflation risk and can lose principal value when interest rates rise. A portion of income may be subject to state and local taxes or the alternative minimum tax. Investments in loan participation interests are subject to the risk that there may not be a readily available market, which in some cases could result in the Portfolio disposing of such securities at a substantial discount from face value or holding such securities until maturity. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. The Portfolio's use of investment practices such as mortgage dollar rolls presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction may be worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The Portfolio may experience a portfolio turnover rate of more than 100%. Portfolio turnover measures the amount of trading a portfolio does during the year. Portfolios with high turnover rates (over 100%) often have higher transaction costs that are paid by those Portfolios. The Portfolio's use of securities lending presents the risk of default by the borrower, which may result in a loss to the Portfolio.

1. "New York Life Investments" is a service mark used by New York Life Investment Management LLC.
2. Please refer to page 31 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.
3. The yield curve is a line that plots the yields of various securities of similar quality--typically U.S. Treasury issues--across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
4. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.


Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                   mainstayinvestments.com    35
equity market stabilized and it became increasingly apparent that the financial system was not going to collapse, risk-taking began to increase because asset valuations looked attractive and it appeared that the worst of the economic crisis had passed. With spreads on fixed-income securities at all-time wide levels and money flowing back into the fixed-income markets, we identified opportunities to add exposure in the investment-grade bond market and the commercial mortgage-backed securities market. By adding exposure to these sectors, the Portfolio was able to outperform the Barclays Capital U.S. Aggregate Bond Index as spreads tightened during the course of the year.

HOW DID THE CHANGING SECTOR WEIGHTINGS AFFECT THE PORTFOLIO'S RELATIVE PERFORMANCE IN 2009?

As noted above, increases in sector weightings in the investment-grade corporate and commercial-mortgage backed sectors added to performance relative to the benchmark. Also during the reporting period, a decrease in the Portfolio's allocation to mortgage-backed securities and an underweight position relative to the benchmark hurt the Portfolio's relative performance.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.


Information about MainStay VP Bond Portfolio on this page and the preceding pages has not been audited.


36    MainStay VP Bond Portfolio

PORTFOLIO OF INVESTMENTS+++ DECEMBER 31, 2009



                                      PRINCIPAL
                                         AMOUNT          VALUE
LONG-TERM BONDS 98.7%+
ASSET-BACKED SECURITIES 3.7%
---------------------------------------------------------------

AUTOMOBILE 0.4%
Harley-Davidson Motorcycle
  Trust Series 2007-3, Class
  B
  6.04%, due 8/15/14                $ 1,000,000   $   1,036,485
Mercedes-Benz Auto
  Receivables Trust Series
  2009-1, Class A3
  1.67%, due 1/15/14                  1,500,000       1,499,865
                                                  -------------
                                                      2,536,350
                                                  -------------

CREDIT CARDS 0.4%
Nordstrom Private Label
  Credit Card
  Series 2007-1, Class A
  4.92%, due 5/15/13 (a)              3,000,000       3,025,690
                                                  -------------


DIVERSIFIED FINANCIAL SERVICES 0.3%
Marriott Vacation Club Owner
  Trust Series 2007-2A, Class
  A
  5.808%, due 10/20/29 (a)            2,410,939       2,361,614
                                                  -------------


HOME EQUITY 2.6%
Chase Funding Mortgage Loan
  Asset-Backed Certificates
  Series 2002-2, Class 1A5
  5.833%, due 4/25/32                   418,464         310,193
CIT Group Home Equity Loan
  Trust Series 2003-1, Class
  A4
  3.93%, due 3/20/32                    685,962         603,108
Citicorp Residential Mortgage
  Securities, Inc.
  Series 2006-1, Class A3
  5.706%, due 7/25/36 (b)               923,412         886,038
Citifinancial Mortgage
  Securities, Inc.
  Series 2003-3, Class AF5
  4.553%, due 8/25/33 (b)               754,761         675,357
Citigroup Mortgage Loan
  Trust, Inc.
  Series 2006-WF2, Class A2C
  5.852%, due 5/25/36                   889,426         521,301
Countrywide Asset-Backed
  Certificates
  Series 2006-S8, Class A3
  5.555%, due 4/25/36                 1,488,347         573,547
  Series 2006-S5, Class A3
  5.762%, due 6/25/35                 1,664,071         420,443
  Series 2007-S1, Class A3
  5.81%, due 11/25/36                   786,362         323,715
Credit-Based Asset Servicing
  and Securitization LLC
  Series 2007-CB2, Class A2C
  5.623%, due 2/25/37                 1,000,000         437,225
  Series 2007-CB4, Class A2B
  5.723%, due 4/25/37 (b)               500,000         250,049
Equity One ABS, Inc.
  Series 2003-4, Class AF6
  4.833%, due 10/25/34 (b)            1,500,000       1,422,591
JPMorgan Mortgage Acquisition
  Corp.
  Series 2007-CH1, Class AF3
  5.532%, due 11/25/36                1,000,000         815,078
  Series 2007-CH2, Class AF3
  5.552%, due 1/25/37                 1,000,000         451,454
  Series 2007-CH1, Class AF1B
  5.935%, due 11/25/36                  293,403         290,307
  Series 2006-WF1, Class A6
  6.00%, due 7/25/36                    984,034         554,372
Morgan Stanley Mortgage Loan
  Trust Series 2006-17XS,
  Class A3A
  5.651%, due 10/25/46                2,000,000       1,072,360
Popular ABS Mortgage Pass-
  Through Trust Series 2005-
  5, Class AF3
  5.086%, due 11/25/35 (b)            3,175,000       3,089,003
Renaissance Home Equity Loan
  Trust Series 2006-1, Class
  AF4
  6.011%, due 5/25/36 (b)             5,000,000       2,803,083
Residential Asset Mortgage
  Products, Inc.
  Series 2003-RZ5, Class A7
  4.97%, due 9/25/33 (b)                733,695         605,750
Residential Funding Mortgage
  Securities II, Inc.
  Series 2007-HSA3, Class 1A3
  6.03%, due 5/25/37 (b)              3,750,000       2,296,725
Saxon Asset Securities Trust
  Series 2003-1, Class AF5
  5.455%, due 6/25/33 (b)             1,357,771       1,073,564
                                                  -------------
                                                     19,475,263
                                                  -------------
Total Asset-Backed Securities
  (Cost $37,507,582)                                 27,398,917
                                                  -------------

CORPORATE BONDS 26.2%
---------------------------------------------------------------

AEROSPACE & DEFENSE 2.1%

Boeing Co.
  4.875%, due 2/15/20                 2,300,000       2,306,235


 +  Percentages indicated are based on Fund net assets.

 V Among the Portfolio's 10 largest issuers held, as of December 31, 2009, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              37

                                      PRINCIPAL
                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
AEROSPACE & DEFENSE (CONTINUED)
Goodrich Corp.
  4.875%, due 3/1/20                $   400,000   $     395,654
L-3 Communications Corp.
  5.20%, due 10/15/19 (a)             1,200,000       1,186,963
Lockheed Martin Corp.
  4.25%, due 11/15/19                 2,000,000       1,930,526
  5.50%, due 11/18/39                 3,500,000       3,429,388
Northrop Grumman Corp.
  5.05%, due 8/1/19                     780,000         796,502
  7.75%, due 3/1/16                   2,375,000       2,807,597
Raytheon Co.
  5.375%, due 4/1/13                  1,000,000       1,081,673
  6.40%, due 12/15/18                 1,175,000       1,335,554
                                                  -------------
                                                     15,270,092
                                                  -------------

AGRICULTURE 0.1%
Archer-Daniels-Midland Co.
  5.45%, due 3/15/18                  1,000,000       1,065,124
                                                  -------------


AUTO MANUFACTURERS 0.1%
DaimlerChrysler N.A. Holding
  Corp.
  6.50%, due 11/15/13                 1,000,000       1,096,235
                                                  -------------


BANKS 3.3%
American Express Bank FSB
  6.00%, due 9/13/17                  2,000,000       2,075,056
 v  Bank of America Corp.
  2.10%, due 4/30/12 (c)              3,000,000       3,027,693
  5.65%, due 5/1/18                   6,050,000       6,144,453
BB&T Corp.
  3.375%, due 9/25/13                 3,000,000       3,023,643
Fifth Third Bancorp
  4.50%, due 6/1/18                     850,000         693,411
JPMorgan Chase Bank N.A.
  6.00%, due 10/1/17                  1,550,000       1,659,545
KeyBank N.A.
  5.80%, due 7/1/14                     290,000         282,261
Mercantile-Safe Deposit &
  Trust Co.
  5.70%, due 11/15/11                   750,000         773,477
Morgan Stanley
  5.625%, due 9/23/19                   800,000         805,848
PNC Bank N.A.
  6.875%, due 4/1/18                  1,000,000       1,061,422
SunTrust Bank
  5.20%, due 1/17/17                    875,000         826,056
Wachovia Bank N.A.
  6.60%, due 1/15/38                    850,000         897,157
Wells Fargo & Co.
  3.75%, due 10/1/14                  2,750,000       2,741,898
                                                  -------------
                                                     24,011,920
                                                  -------------

BEVERAGES 0.8%
Anheuser-Busch InBev
  Worldwide, Inc.
  3.00%, due 10/15/12 (a)             2,000,000       2,009,370
  4.125%, due 1/15/15 (a)             1,400,000       1,421,491
  8.20%, due 1/15/39 (a)              1,625,000       2,054,812
Coca-Cola Enterprises, Inc.
  5.00%, due 8/15/13                    500,000         538,013
                                                  -------------
                                                      6,023,686
                                                  -------------

CHEMICALS 0.8%
Dow Chemical Co. (The)
  5.70%, due 5/15/18                  2,750,000       2,793,609
Eastman Chemical Co.
  5.50%, due 11/15/19                 1,000,000         996,878
EI du Pont de Nemours & Co.
  4.625%, due 1/15/20                 2,000,000       1,957,998
                                                  -------------
                                                      5,748,485
                                                  -------------

COMMERCIAL SERVICES 0.1%
McKesson Corp.
  5.25%, due 3/1/13                     375,000         396,795
                                                  -------------


DIVERSIFIED FINANCIAL SERVICES 4.2%
American Express Credit Corp.
  7.30%, due 8/20/13                  1,500,000       1,685,821
Capital One Bank USA N.A.
  8.80%, due 7/15/19                  4,000,000       4,726,668
Citigroup, Inc.
  6.00%, due 8/15/17                  2,750,000       2,748,947
  6.125%, due 5/15/18                 3,000,000       3,016,224
General Electric Capital
  Corp.
  5.625%, due 5/1/18                  3,000,000       3,074,223
  5.875%, due 1/14/38                 1,000,000         925,883
  6.00%, due 6/15/12                  1,500,000       1,616,861
 v  Goldman Sachs Group, Inc.
  (The)
  1.625%, due 7/15/11 (c)             3,000,000       3,026,832
  5.70%, due 9/1/12                   1,000,000       1,075,662
  6.15%, due 4/1/18                   2,000,000       2,140,998
JPMorgan Chase & Co.
  4.60%, due 1/17/11                  2,000,000       2,069,168
Morgan Stanley
  6.75%, due 4/15/11                  2,000,000       2,118,966
Pricoa Global Funding I
  4.625%, due 6/25/12 (a)             2,700,000       2,795,661
                                                  -------------
                                                     31,021,914
                                                  -------------





38    MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL
                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
ELECTRIC 2.6%
American Transmission
  Systems, Inc.
  5.25%, due 1/15/22 (a)            $ 2,500,000   $   2,468,625
Arizona Public Service Co.
  5.50%, due 9/1/35                   1,275,000       1,083,000
Carolina Power & Light Co.
  6.125%, due 9/15/33                   500,000         524,644
CenterPoint Energy Houston
  Electric LLC
  7.00%, due 3/1/14                   1,250,000       1,423,202
Duke Energy Carolinas LLC
  7.00%, due 11/15/18                 2,000,000       2,331,122
Entergy Mississippi, Inc.
  5.15%, due 2/1/13                     500,000         520,971
Georgia Power Co.
  4.25%, due 12/1/19                  1,750,000       1,695,829
IES Utilities, Inc.
  Series B
  6.75%, due 3/15/11                    500,000         525,699
Kansas City Power & Light Co.
  7.15%, due 4/1/19                     900,000       1,027,827
Peco Energy Co.
  5.00%, due 10/1/14                    750,000         805,682
  5.35%, due 3/1/18                   1,500,000       1,576,399
Pepco Holdings, Inc.
  6.45%, due 8/15/12                  2,125,000       2,280,699
South Carolina Electric & Gas
  Co.
  6.50%, due 11/1/18                    600,000         677,518
Union Electric Co.
  5.30%, due 8/1/37                     800,000         720,852
  6.70%, due 2/1/19                   1,500,000       1,656,076
                                                  -------------
                                                     19,318,145
                                                  -------------

ENVIRONMENTAL CONTROLS 0.3%
Republic Services, Inc.
  5.50%, due 9/15/19 (a)              2,000,000       2,030,904
                                                  -------------


FINANCE--OTHER SERVICES 0.2%
National Rural Utilities
  Cooperative Finance Corp.
  2.625%, due 9/16/12                 1,800,000       1,811,176
                                                  -------------


FOOD 1.3%
ConAgra Foods, Inc.
  7.00%, due 4/15/19                  1,080,000       1,222,350
Corn Products International,
  Inc.
  6.00%, due 4/15/17                  2,100,000       2,120,215
Kellogg Co.
  4.15%, due 11/15/19                 2,605,000       2,524,870
Kroger Co. (The)
  7.70%, due 6/1/29                   1,000,000       1,171,614
Safeway, Inc.
  5.00%, due 8/15/19                    750,000         743,753
  6.25%, due 3/15/14                  1,750,000       1,921,965
                                                  -------------
                                                      9,704,767
                                                  -------------

FOREST PRODUCTS & PAPER 0.2%
International Paper Co.
  7.30%, due 11/15/39                 1,225,000       1,299,555
                                                  -------------


GAS 0.2%
Sempra Energy
  6.50%, due 6/1/16                   1,300,000       1,409,862
                                                  -------------


HEALTH CARE--SERVICES 0.4%
Roche Holdings, Inc.
  5.00%, due 3/1/14 (a)               2,700,000       2,888,560
                                                  -------------


INSURANCE 1.4%
American General Finance
  Corp.
  5.20%, due 12/15/11                 1,100,000         944,891
CIGNA Corp.
  7.00%, due 1/15/11                    500,000         523,886
Lincoln National Corp.
  6.25%, due 2/15/20                  2,850,000       2,808,618
MetLife Global Funding I
  5.125%, due 6/10/14 (a)             2,700,000       2,857,402
MetLife, Inc.
  6.75%, due 6/1/16                   1,000,000       1,119,841
Principal Financial Group,
  Inc.
  8.875%, due 5/15/19                   810,000         934,350
Principal Life Income Funding
  Trust 5.20%, due 11/15/10           1,000,000       1,033,052
                                                  -------------
                                                     10,222,040
                                                  -------------

LODGING 0.3%
Wyndham Worldwide Corp.
  6.00%, due 12/1/16                  2,650,000       2,468,724

                                                  -------------

MACHINERY--DIVERSIFIED 0.3%
Deere & Co.
  5.375%, due 10/16/29                1,100,000       1,097,911
  6.95%, due 4/25/14                  1,000,000       1,154,344
                                                  -------------
                                                      2,252,255
                                                  -------------

MEDIA 1.5%
CBS Corp.
  4.625%, due 5/15/18                   950,000         880,389
Comcast Cable Communications
  Holdings, Inc.
  8.375%, due 3/15/13                   766,000         882,966
COX Communications, Inc.
  8.375%, due 3/1/39 (a)              1,150,000       1,431,956


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              39

                                      PRINCIPAL
                                         AMOUNT          VALUE
CORPORATE BONDS (CONTINUED)
MEDIA (CONTINUED)
News America, Inc.
  6.90%, due 3/1/19                 $ 3,600,000   $   4,056,354
TCM Sub LLC
  3.55%, due 1/15/15 (a)(d)           2,900,000       2,840,712
Time Warner, Inc.
  6.50%, due 11/15/36                 1,000,000       1,044,140
                                                  -------------
                                                     11,136,517
                                                  -------------

MISCELLANEOUS--MANUFACTURING 0.5%
ITT Corp.
  4.90%, due 5/1/14                   2,250,000       2,357,674
  6.125%, due 5/1/19                  1,000,000       1,079,815
                                                  -------------
                                                      3,437,489
                                                  -------------

OIL & GAS 0.5%
Marathon Oil Corp.
  6.50%, due 2/15/14                  1,250,000       1,382,705
Motiva Enterprises LLC
  5.20%, due 9/15/12 (a)                600,000         616,524
Pemex Project Funding Master
  Trust 5.75%, due 3/1/18             2,000,000       2,022,252
                                                  -------------
                                                      4,021,481
                                                  -------------

PACKAGING & CONTAINERS 0.2%
Bemis Co., Inc.
  5.65%, due 8/1/14                   1,460,000       1,554,002
                                                  -------------


PHARMACEUTICALS 0.4%
Eli Lilly & Co.
  6.57%, due 1/1/16                   1,225,000       1,362,153
GlaxoSmithKline Capital, Inc.
  4.85%, due 5/15/13                  1,500,000       1,610,174
                                                  -------------
                                                      2,972,327
                                                  -------------

PIPELINES 0.4%
Energy Transfer Partners,
  L.P.
  9.00%, due 4/15/19                  1,020,000       1,215,819
Plains All American Pipeline,
  L.P.
  8.75%, due 5/1/19                   1,450,000       1,709,686
                                                  -------------
                                                      2,925,505
                                                  -------------

REAL ESTATE 0.2%
AMB Property, L.P.
  6.625%, due 12/1/19                 1,250,000       1,226,036
                                                  -------------


REAL ESTATE INVESTMENT TRUSTS 0.6%
AvalonBay Communities, Inc.
  6.625%, due 9/15/11                   439,000         464,498
Brandywine Operating
  Partnership, L.P.
  5.70%, due 5/1/17                   2,772,000       2,486,431
Hospitality Properties Trust
  6.30%, due 6/15/16                  1,250,000       1,156,125
Liberty Property, L.P.
  8.50%, due 8/1/10                     500,000         513,408
                                                  -------------
                                                      4,620,462
                                                  -------------

RETAIL 0.1%
Home Depot, Inc.
  5.875%, due 12/16/36                  350,000         337,840
Yum! Brands, Inc.
  6.875%, due 11/15/37                  500,000         540,247
                                                  -------------
                                                        878,087
                                                  -------------

TELECOMMUNICATIONS 2.3%
AT&T, Inc.
  6.55%, due 2/15/39                  2,000,000       2,107,324
Cellco Partnership/Verizon
  Wireless Capital LLC
  5.55%, due 2/1/14                   3,000,000       3,255,834
  8.50%, due 11/15/18                 1,500,000       1,860,573
Cisco Systems, Inc.
  4.45%, due 1/15/20                  2,850,000       2,795,804
Embarq Corp.
  7.995%, due 6/1/36                    250,000         268,925
SBC Communications, Inc.
  5.10%, due 9/15/14                  1,500,000       1,613,490
  5.875%, due 2/1/12                  2,500,000       2,703,500
Verizon Communications, Inc.
  7.35%, due 4/1/39                   2,000,000       2,320,220
                                                  -------------
                                                     16,925,670
                                                  -------------

TRANSPORTATION 0.5%
Burlington Northern Santa Fe
  Corp.
  4.70%, due 10/1/19                  2,000,000       1,981,364
FedEx Corp.
  8.00%, due 1/15/19                  1,300,000       1,565,774
                                                  -------------
                                                      3,547,138
                                                  -------------

TRUCKING & LEASING 0.3%
TTX Co.
  5.00%, due 4/1/12 (a)               2,050,000       2,021,337
                                                  -------------
Total Corporate Bonds
  (Cost $184,919,303)                               193,306,290
                                                  -------------

MEDIUM TERM NOTE 0.1%
---------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES 0.1%
Morgan Stanley
  6.625%, due 4/1/18                    600,000         648,701
                                                  -------------
Total Medium Term Note
  (Cost $615,288)                                       648,701
                                                  -------------




40    MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL
                                         AMOUNT          VALUE
MORTGAGE-BACKED SECURITIES 6.6%
---------------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 6.6%
Banc of America Commercial
  Mortgage, Inc.
  Series 2006-2, Class A4
  5.738%, due 5/10/45               $ 3,600,000   $   3,537,817
Banc of America Funding Corp.
  Series 2006-7, Class T2A3
  5.695%, due 10/25/36                1,000,000         567,681
Bear Stearns Adjustable Rate
  Mortgage Trust
  Series 2005-8, Class A4
  5.102%, due 8/25/35 (a)               500,000         441,881
 v  Bear Stearns Commercial
  Mortgage Securities
  Series 2007-PW16, Class A4
  1.00%, due 6/11/40 (e)              1,700,000       1,545,250
  Series 2006-PW11, Class A3
  5.456%, due 3/11/39 (e)             1,000,000         993,347
  Series 2006-PW11, Class AM
  5.456%, due 3/11/39 (e)               500,000         425,983
  Series 2006-PW13, Class A3
  5.518%, due 9/11/41                 1,000,000         997,885
  Series 2006-PW12, Class AAB
  5.694%, due 9/11/38 (e)             1,000,000       1,025,040
  Series 2007-T28, Class A3
  5.793%, due 9/11/42 (e)             5,000,000       5,011,379
Citigroup Commercial Mortgage
  Trust
  Series 2006-C5, Class A4
  5.431%, due 10/15/49                3,700,000       3,435,942
Commercial Mortgage
  Pass-Through Certificates
  Series 2006-C8, Class A4
  5.306%, due 12/10/46                1,900,000       1,621,591
Credit Suisse Mortgage
  Capital Certificates
  Series 2006-C1, Class AM
  5.548%, due 2/15/39 (e)             5,000,000       4,096,914
Greenwich Capital Commercial
  Funding Corp.
  Series 2007-GG9, Class A4
  5.444%, due 3/10/39                 2,000,000       1,767,089
JP Morgan Chase Commercial
  Mortgage Securities Corp.
  Series 2007-CB20, Class A3
  5.819%, due 2/12/51                 1,000,000         971,905
  Series 2006-LDP7, Class A4
  5.875%, due 4/15/45 (e)             2,000,000       1,927,279
  Series 2007-LD12, Class A3
  5.99%, due 2/15/51 (e)              1,000,000         980,098
LB-UBS Commercial Mortgage
  Trust
  Series 2007-C6, Class AAB
  5.855%, due 7/15/40                 1,000,000         966,517
  Series 2007-C6, Class A3
  5.933%, due 7/15/40                 1,000,000         914,252
Merrill Lynch Mortgage Trust
  Series 2005-LC1, Class A3
  5.289%, due 1/12/44                 2,500,000       2,588,661
  Series 2007-C1, Class A3
  5.828%, due 6/12/50                 2,240,000       2,175,123
Merrill Lynch/Countrywide
  Commercial Mortgage Trust
  Series 2006-4, Class A3
  5.172%, due 12/12/49                2,080,000       1,838,567
  Series 2007-8, Class A2
  5.92%, due 8/12/49 (e)              1,000,000         979,559
Morgan Stanley Capital I
  Series 2006-HQ8, Class A4
  5.385%, due 3/12/44 (e)             2,000,000       1,928,714
  Series 2007-HQ11, Class A4
  5.447%, due 2/12/44                 1,500,000       1,314,510
  Series 2007-IQ14, Class AAB
  5.654%, due 4/15/49                 1,000,000         970,356
  Series 2006-HQ9, Class AM
  5.773%, due 7/12/44                 1,000,000         820,888
Structured Adjustable Rate
  Mortgage
  Loan Trust
  Series 2006-8, Class 4A3
  5.694%, due 9/25/36 (e)             1,000,000         632,319
TBW Mortgage-Backed
  Pass-Through Certificates
  Series 2006-6, Class A2B
  5.66%, due 1/25/37                  2,000,000         985,339
Wachovia Bank Commercial
  Mortgage Trust
  Series 2006-C29, Class AM
  5.339%, due 11/15/48                2,000,000       1,613,031
  Series 2006-C28, Class A4
  5.572%, due 10/15/48                2,200,000       2,036,391
                                                  -------------
Total Mortgage-Backed
  Securities
  (Cost $52,345,927)                                 49,111,308
                                                  -------------


U.S. GOVERNMENT & FEDERAL AGENCIES 57.2%
---------------------------------------------------------------

V  FEDERAL HOME LOAN MORTGAGE CORPORATION 2.3%
  3.75%, due 6/28/13                  6,900,000       7,271,751
  4.75%, due 1/19/16                  2,000,000       2,156,940
  5.125%, due 4/18/11                 3,000,000       3,166,311
  5.50%, due 7/18/16                  4,000,000       4,472,624
                                                  -------------
                                                     17,067,626
                                                  -------------

V  FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) 17.0%
  4.00%, due 12/31/21 TBA (f)         2,000,000       2,012,188
  4.00%, due 1/1/39                   2,408,135       2,324,719
  4.00%, due 9/1/39                   3,981,264       3,842,957


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              41

                                      PRINCIPAL
                                         AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  4.50%, due 4/1/22                 $   972,849   $   1,008,834
  4.50%, due 5/1/22                      61,433          63,360
  4.50%, due 4/1/23                   1,914,163       1,971,806
  4.50%, due 6/1/24                   1,915,936       1,971,237
  4.50%, due 9/1/35                   1,576,084       1,578,218
  4.50%, due 1/1/39                     827,871         826,746
  4.50%, due 2/1/39                   1,977,497       1,974,811
  4.50%, due 4/1/39                   1,630,820       1,628,441
  4.50%, due 6/1/39                   2,965,163       2,960,839
  4.50%, due 11/1/39                  7,990,017       7,978,365
  5.00%, due 10/1/20                    922,446         969,835
  5.00%, due 12/1/20                  2,938,820       3,089,796
  5.00%, due 1/1/21                     491,431         515,602
  5.00%, due 5/1/21                     852,922         896,740
  5.00%, due 8/1/35                     783,830         805,304
  5.00%, due 8/1/37                   3,730,458       3,829,742
  5.00%, due 4/1/38                     251,369         258,045
  5.00%, due 9/1/38                   7,375,208       7,571,081
  5.50%, due 12/1/18                    761,552         810,674
  5.50%, due 9/1/21                     919,994         976,461
  5.50%, due 9/1/22                   1,136,194       1,203,623
  5.50%, due 8/1/37                   1,604,072       1,682,187
  5.50%, due 9/1/37                   8,769,296       9,196,342
  5.50%, due 1/1/38                   8,042,881       8,434,552
  5.50%, due 6/1/38                   3,644,245       3,821,507
  5.50%, due 8/1/38                   3,868,688       4,056,867
  5.50%, due 10/1/38                  3,823,329       4,009,302
  5.50%, due 12/1/38                 10,581,165      11,095,850
  5.50%, due 1/1/39                   3,368,999       3,533,063
  6.00%, due 7/1/21                   2,173,093       2,324,479
  6.00%, due 8/1/36                   4,587,446       4,877,029
  6.00%, due 2/1/37                     708,918         753,669
  6.00%, due 9/1/37                   4,531,933       4,813,762
  6.00%, due 11/1/37                  1,950,474       2,071,769
  6.00%, due 10/1/38                  8,373,115       8,886,805
  6.50%, due 7/1/17                     174,605         188,134
  6.50%, due 11/1/35                    235,543         253,503
  6.50%, due 8/1/37                     702,716         752,855
  6.50%, due 11/1/37                  1,793,433       1,921,394
  7.00%, due 1/1/33                   1,010,188       1,111,606
  7.00%, due 9/1/33                     322,884         355,235
                                                  -------------
                                                    125,209,334
                                                  -------------

V  FEDERAL NATIONAL MORTGAGE ASSOCIATION 2.5%
  2.75%, due 3/13/14                  6,600,000       6,656,054
  4.625%, due 10/15/13                6,000,000       6,501,714
  4.875%, due 5/18/12                 2,000,000       2,158,382
  5.50%, due 3/15/11                $ 3,000,000   $   3,170,403
                                                  -------------
                                                     18,486,553
                                                  -------------

v  FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 5.7%
  4.00%, due 10/1/20                        726             733
  4.00%, due 3/1/22                     365,308         368,088
  4.50%, due 5/1/24                   6,245,306       6,437,278
  5.00%, due 1/1/21                     165,039         173,466
  5.00%, due 4/1/23                   1,976,452       2,068,723
  5.00%, due 3/1/34                   2,073,483       2,134,499
  5.00%, due 4/1/34                   5,688,522       5,855,919
  5.00%, due 2/1/36                   2,910,833       2,992,852
  5.00%, due 5/1/37                      14,740          15,143
  5.00%, due 2/1/38                     337,159         346,377
  5.00%, due 3/1/38                     809,431         831,561
  5.00%, due 4/1/38                   7,992,943       8,211,467
  5.00%, due 5/1/38                   1,239,840       1,273,737
  5.00%, due 7/1/38                     966,984         993,421
  5.50%, due 5/1/16                      61,190          65,173
  5.50%, due 1/1/21                      20,326          21,644
  5.50%, due 12/1/21                     77,197          81,911
  5.50%, due 1/1/22                     480,604         509,950
  5.50%, due 2/1/22                      40,536          42,954
  5.50%, due 7/1/35                     487,257         511,823
  5.50%, due 7/1/37                   1,743,538       1,827,082
  6.00%, due 1/1/36                      17,008          18,066
  6.00%, due 3/1/36                     802,847         852,774
  6.50%, due 10/1/36                  1,302,253       1,397,480
  6.50%, due 1/1/37                   2,585,731       2,774,812
  6.50%, due 8/1/37                     319,017         341,997
  6.50%, due 10/1/37                  1,243,862       1,333,458
  7.00%, due 9/1/37                     338,789         371,724
  7.00%, due 10/1/37                     24,704          27,105
  7.00%, due 11/1/37                     24,798          27,209
  7.50%, due 7/1/28                     100,823         113,682
                                                  -------------
                                                     42,022,108
                                                  -------------

v  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) 4.9%
  4.50%, due 9/15/35                    387,016         388,928
  4.50%, due 5/15/39                  4,947,765       4,959,835
  5.00%, due 1/15/39                    434,681         447,842
  5.00%, due 3/15/39                  5,046,053       5,198,833
  5.50%, due 7/15/35                    458,724         483,043
  5.50%, due 8/15/35                    444,083         467,626
  5.50%, due 5/15/36                    504,306         529,938
  5.50%, due 7/15/36                    300,898         316,191
  5.50%, due 5/15/37                     31,296          32,842
  5.50%, due 11/15/37                   645,246         677,135




42    MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL
                                         AMOUNT          VALUE
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (CONTINUED)
  5.50%, due 6/15/38                $ 7,385,263   $   7,746,783
  5.50%, due 8/15/38                    805,075         844,485
  5.50%, due 12/15/38                   126,375         132,572
  6.00%, due 1/15/36                  1,065,638       1,128,905
  6.00%, due 11/15/37                   495,661         524,546
  6.00%, due 12/15/37                 3,858,285       4,083,746
  6.00%, due 9/15/38                  3,078,341       3,255,811
  6.00%, due 10/15/38                 2,419,378       2,558,859
  6.50%, due 1/15/36                    512,878         546,200
  6.50%, due 3/15/36                    306,535         326,450
  6.50%, due 6/15/36                    611,930         651,687
  6.50%, due 9/15/36                    142,003         151,229
  6.50%, due 7/15/37                    648,606         690,441
  7.00%, due 7/15/31                     79,851          88,934
                                                  -------------
                                                     36,232,861
                                                  -------------

TENNESSEE VALLEY AUTHORITY 0.1%
  5.25%, due 9/15/39                  1,000,000         990,855
                                                  -------------

v  UNITED STATES TREASURY BONDS 1.5%
  4.375%, due 11/15/39                9,450,000       9,045,427
  6.25%, due 8/15/23                  1,300,000       1,552,687
                                                  -------------
                                                     10,598,114
                                                  -------------

v  UNITED STATES TREASURY NOTES 23.2%
  0.75%, due 11/30/11                   850,000         844,455
  0.875%, due 5/31/11                33,050,000      33,090,024
  1.00%, due 12/31/11                17,000,000      16,952,196
  1.125%, due 1/15/12                 2,700,000       2,697,467
  1.125%, due 12/15/12               19,075,000      18,769,419
  1.375%, due 4/15/12                 7,200,000       7,206,754
  1.375%, due 5/15/12                11,000,000      11,000,000
  1.875%, due 6/15/12                 4,000,000       4,043,752
  2.125%, due 11/30/14               10,265,000      10,022,027
  2.25%, due 5/31/14                  8,800,000       8,740,186
  2.375%, due 10/31/14               19,145,000      18,937,085
  2.625%, due 6/30/14                   505,000         508,669
  2.625%, due 2/29/16                 4,375,000       4,256,053
  3.25%, due 6/30/16                 15,725,000      15,770,461
  3.375%, due 11/15/19               15,675,000      15,077,469
  4.25%, due 8/15/15                  3,150,000       3,371,483
                                                  -------------
                                                    171,287,500
                                                  -------------
Total U.S. Government &
  Federal Agencies
  (Cost $416,646,539)                               421,894,951
                                                  -------------

YANKEE BONDS 4.9% (G)
---------------------------------------------------------------

BANKS 1.1%
Barclays Bank PLC
  5.00%, due 9/22/16                $ 1,250,000   $   1,277,265
Commonwealth Bank of
  Australia
  3.75%, due 10/15/14 (a)             1,300,000       1,303,162
  5.00%, due 10/15/19 (a)             1,300,000       1,290,680
Credit Suisse/New York NY
  5.30%, due 8/13/19                  1,025,000       1,052,649
Nordea Bank Sweden AB
  5.25%, due 11/30/12 (a)               800,000         834,107
Westpac Banking Corp.
  4.875%, due 11/19/19                2,500,000       2,467,513
                                                  -------------
                                                      8,225,376
                                                  -------------

BEVERAGES 0.5%
Diageo Capital PLC
  5.75%, due 10/23/17                 1,750,000       1,883,317
Molson Coors Capital Finance
  ULC
  4.85%, due 9/22/10                  1,500,000       1,545,342
                                                  -------------
                                                      3,428,659
                                                  -------------

ELECTRIC 0.1%
E.ON International Finance
  B.V.
  6.65%, due 4/30/38 (a)                850,000         966,527
                                                  -------------

MINING 0.6%
Rio Tinto Finance USA, Ltd.
  8.95%, due 5/1/14                   3,750,000       4,493,629
                                                  -------------

OIL & GAS 0.7%
Petroleos Mexicanos
  4.875%, due 3/15/15 (a)               800,000         797,040
Shell International Finance
  B.V.
  4.00%, due 3/21/14                    750,000         782,648
  4.30%, due 9/22/19                  3,600,000       3,556,750
                                                  -------------
                                                      5,136,438
                                                  -------------

PHARMACEUTICALS 0.2%
Novartis Securities
  Investment, Ltd.
  5.125%, due 2/10/19                 1,575,000       1,654,578
                                                  -------------

PIPELINES 0.4%
TransCanada Pipelines, Ltd.
  4.00%, due 6/15/13                    500,000         512,224
  7.25%, due 8/15/38                  1,000,000       1,178,967
  7.625%, due 1/15/39                   950,000       1,170,027
                                                  -------------
                                                      2,861,218
                                                  -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              43

                                      PRINCIPAL
                                         AMOUNT          VALUE
YANKEE BONDS (CONTINUED)
SOVEREIGN 0.2%
Svensk Exportkredit AB
  3.25%, due 9/16/14                $ 1,425,000   $   1,424,771
                                                  -------------

TELECOMMUNICATIONS 1.1%
Deutsche Telekom
  International
  Finance B.V.
  6.00%, due 7/8/19                   2,800,000       2,989,479
  6.75%, due 8/20/18                  1,920,000       2,149,591
Telecom Italia Capital S.A.
  4.00%, due 1/15/10                    375,000         375,289
  5.25%, due 10/1/15                    250,000         261,387
Telefonica Europe B.V.
  7.75%, due 9/15/10                    500,000         523,054
Vodafone Group PLC
  5.625%, due 2/27/17                 1,750,000       1,858,794
                                                  -------------
                                                      8,157,594
                                                  -------------
Total Yankee Bonds
  (Cost $33,570,321)                                 36,348,790
                                                  -------------
Total Long-Term Bonds
  (Cost $725,604,960)                               728,708,957
                                                  -------------


SHORT-TERM INVESTMENTS 0.7%
---------------------------------------------------------------

COMMERCIAL PAPER 0.7%
Societe Generale North
  America, Inc.
  0.01%, due 1/4/10 (h)               5,175,000       5,174,996
                                                  -------------
Total Commercial Paper
  (Cost $5,174,996)                                   5,174,996
                                                  -------------

REPURCHASE AGREEMENT 0.0%++
State Street Bank and Trust
  Co.
  0.005%, dated 12/31/09
  due 1/04/10
  Proceeds at Maturity
  $18,044 (Collateralized by
  a United States Treasury
  Bill with a rate of 0.047%
  and a maturity date of
  3/18/10, with a Principal
  Amount of $20,000 and a
  Market Value of $19,998).              18,044          18,044
                                                  -------------
Total Repurchase Agreement
  (Cost $18,044)                                         18,044
                                                  -------------
Total Short-Term Investments
  (Cost $5,193,040)                                   5,193,040
                                                  -------------
Total Investments
  (Cost $730,798,000) (i)                  99.4%    733,901,997
Other Assets, Less
  Liabilities                               0.6       4,113,504
                                          -----    ------------
Net Assets                                100.0%  $ 738,015,501
                                          =====    ============






+++  On a daily basis New York Life
     Investments confirms that the value of
     the Portfolio's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
++   Less than one-tenth of a percent.
(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Subprime mortgage investment and other
     asset-backed securities. The total market
     value of the securities at December 31,
     2009 is $13,102,160, which represents
     1.8% of the Portfolio's net assets.
(c)  The debt is guaranteed under the Federal
     Deposit Insurance Corporation (FDIC)
     Temporary Liquidity Guarantee Program and
     is backed by the full faith and credit of
     the United States.  The expiration date
     of the FDIC's guarantee is the earlier of
     the maturity date of the debt or June 30,
     2012.
(d)  Illiquid security--The total market value
     of this security at December 31, 2009 is
     $2,840,712, which represents 0.4% of the
     Portfolio's net assets.
(e)  Floating rate--Rate shown is the rate in
     effect at December 31, 2009.
(f)  TBA--Security purchased on a forward
     commitment basis with an approximate
     principal amount and maturity date. The
     actual principal amount and maturity date
     will be determined upon settlement. The
     market value of this security at December
     31, 2009 is $2,012,188, which represents
     0.3% of the Portfolio's net assets. All
     or a portion of this security was
     acquired under a mortgage dollar roll
     agreement.
(g)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign
     bank or corporation.
(h)  Interest rate presented is yield to
     maturity.
(i)  At December 31, 2009, cost is
     $731,553,592 for federal income tax
     purposes and net unrealized appreciation
     is as follows:



Gross unrealized appreciation      $ 19,953,916
Gross unrealized depreciation       (17,605,511)
                                   ------------
Net unrealized appreciation        $  2,348,405
                                   ============







44    MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009, for valuing the Portfolio's assets.

ASSET VALUATION INPUTS

                                                   QUOTED
                                                PRICES IN
                                                   ACTIVE    SIGNIFICANT
                                              MARKETS FOR          OTHER    SIGNIFICANT
                                                IDENTICAL     OBSERVABLE   UNOBSERVABLE
                                                   ASSETS         INPUTS         INPUTS
 DESCRIPTION                                    (LEVEL 1)      (LEVEL 2)      (LEVEL 3)          TOTAL
Investments in Securities (a)
Long-Term Bonds
  Asset-Backed Securities                      $       --   $ 27,398,917     $       --   $ 27,398,917
  Corporate Bonds                                      --    193,306,290             --    193,306,290
  Medium Term Note                                     --        648,701             --        648,701
  Mortgage-Backed Securities                           --     49,111,308             --     49,111,308
  U.S. Government & Federal Agencies                   --    421,894,951             --    421,894,951
  Yankee Bonds                                         --     36,348,790             --     36,348,790
                                               ----------   ------------     ----------   ------------
Total Long-Term Bonds                                  --    728,708,957             --    728,708,957
                                               ----------   ------------     ----------   ------------
Short-Term Investments
  Commercial Paper                                     --      5,174,996             --      5,174,996
  Repurchase Agreement                                 --         18,044             --         18,044
                                               ----------   ------------     ----------   ------------
Total Short-Term Investments                           --      5,193,040             --      5,193,040
                                               ----------   ------------     ----------   ------------
Total Investments in Securities                       $--   $733,901,997            $--   $733,901,997
                                               ==========   ============     ==========   ============




(a) For detailed industry descriptions, see the Portfolio of Investments.

At December 31, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              45

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009


ASSETS:
Investment in securities, at value
  (identified cost $730,798,000)     $733,901,997
Receivables:
  Interest                              5,203,100
  Fund shares sold                      1,523,743
Other assets                                1,224
                                     ------------
     Total assets                     740,630,064
                                     ------------
LIABILITIES:
Due to custodian                           15,701
Payables:
  Investment securities purchased       2,041,813
  Manager (See Note 3)                    306,411
  Fund shares redeemed                     95,535
  NYLIFE Distributors (See Note 3)         50,393
  Professional fees                        45,756
  Shareholder communication                35,495
  Custodian                                18,161
  Directors                                 1,989
Accrued expenses                            3,309
                                     ------------
     Total liabilities                  2,614,563
                                     ------------
Net assets                           $738,015,501
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $    521,737
Additional paid-in capital            698,730,856
                                     ------------
                                      699,252,593
Accumulated undistributed net
  investment income                    25,891,451
Accumulated undistributed net
  realized gain on investments and
  futures transactions                  9,767,460
Net unrealized appreciation on
  investments                           3,103,997
                                     ------------
Net assets                           $738,015,501
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $515,185,816
                                     ============
Shares of capital stock outstanding    36,354,383
                                     ============
Net asset value per share
  outstanding                        $      14.17
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $222,829,685
                                     ============
Shares of capital stock outstanding    15,819,287
                                     ============
Net asset value per share
  outstanding                        $      14.09
                                     ============






46    MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009


INVESTMENT INCOME:
INCOME:
  Interest (a)                        $29,390,767
                                      -----------
EXPENSES:
  Manager (See Note 3)                  3,216,986
  Distribution and service--Service
     Class (See Note 3)                   486,403
  Shareholder communication               128,523
  Professional fees                       117,536
  Custodian                                51,436
  Directors                                28,761
  Miscellaneous                            33,782
                                      -----------
     Total expenses                     4,063,427
                                      -----------
Net investment income                  25,327,340
                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss) on:
  Security transactions                11,681,596
  Futures transactions                 (1,297,467)
                                      -----------
Net realized gain on investments
  and futures transactions             10,384,129
                                      -----------
Net change in unrealized
  depreciation on investments          11,774,992
                                      -----------
Net realized and unrealized gain on
  investments and futures
  transactions                         22,159,121
                                      -----------
Net increase in net assets
  resulting from operations           $47,486,461
                                      ===========



(a) Interest recorded net of foreign withholding taxes in the amount of $8,542.


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              47

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND DECEMBER 31, 2008


                                       2009            2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income        $  25,327,340   $  30,437,803
 Net realized gain on
  investments and futures
  transactions                   10,384,129       3,029,110
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                    11,774,992     (12,025,476)
                              -----------------------------
 Net increase in net assets
  resulting from operations      47,486,461      21,441,437
                              -----------------------------
Dividends and distributions
 to shareholders:
 From net investment
  income:
    Initial Class               (21,915,205)    (19,969,165)
    Service Class                (8,941,088)     (7,722,294)
                              -----------------------------
                                (30,856,293)    (27,691,459)
                              -----------------------------
 From net realized gain on
  investments:
    Initial Class                (1,792,095)       (138,814)
    Service Class                  (766,418)        (55,726)
                              -----------------------------
                                 (2,558,513)       (194,540)
                              -----------------------------
 Total dividends and
  distributions to
  shareholders                  (33,414,806)    (27,885,999)
                              -----------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        166,741,328     175,611,949
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              33,414,806      27,885,999
 Cost of shares redeemed       (110,257,248)   (211,495,185)
                              -----------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions                89,898,886      (7,997,237)
                              -----------------------------
    Net increase (decrease)
     in net assets              103,970,541     (14,441,799)
NET ASSETS:
Beginning of year               634,044,960     648,486,759
                              -----------------------------
End of year                   $ 738,015,501   $ 634,044,960
                              =============================
Accumulated undistributed
 net investment income at
 end of year                  $  25,891,451   $  30,856,273
                              =============================






48    MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              49

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                  INITIAL CLASS
                            --------------------------------------------------------
                                             YEAR ENDED DECEMBER 31,

                            --------------------------------------------------------
                              2009        2008        2007        2006        2005
Net asset value at
  beginning of year         $  13.82    $  13.96    $  13.60    $  13.16    $  13.31
                            --------    --------    --------    --------    --------
Net investment income           0.56 (a)    0.64 (a)    0.53        0.58        0.53 (a)
Net realized and
  unrealized gain (loss)
  on investments                0.51       (0.16)       0.35        0.02       (0.24)
                            --------    --------    --------    --------    --------
Total from investment
  operations                    1.07        0.48        0.88        0.60        0.29
                            --------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                    (0.67)      (0.62)      (0.52)      (0.16)      (0.44)
  From net realized gain
     on investments            (0.05)      (0.00)++       --          --          --
                            --------    --------    --------    --------    --------
Total dividends and
  distributions                (0.72)      (0.62)      (0.52)      (0.16)      (0.44)
                            --------    --------    --------    --------    --------
Net asset value at end of
  year                      $  14.17    $  13.82    $  13.96    $  13.60    $  13.16
                            ========    ========    ========    ========    ========
Total investment return         7.77%       3.72%       6.52%       4.55%       2.18%(b)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         3.97%       4.58%       4.89%       4.66%       3.96%
  Net expenses                  0.55%       0.54%       0.50%       0.52%       0.36%
  Expenses (before
     reimbursement)             0.55%       0.54%       0.50%       0.52%       0.51%
Portfolio turnover rate          158%(c)     304%(c)     265%(c)     166%(c)     277%(c)
Net assets at end of year
  (in 000's)                $515,186    $451,804    $508,892    $410,139    $377,607




++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.03% and 1.77% for Initial Class shares and Service
     Class shares, respectively for the year ended December 31, 2005.
(c)  The portfolio turnover rates not including mortgage dollar rolls were 151%,
     297%, 256%, 147% and 161% for the years ended December 31, 2009, 2008, 2007,
     2006 and 2005, respectively.





50    MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                SERVICE CLASS
      -----------------------------------------------------------------
                           YEAR ENDED DECEMBER 31,
      -----------------------------------------------------------------

             2009             2008        2007        2006        2005

           $  13.75         $  13.90    $  13.55    $  13.12    $ 13.29
           --------         --------    --------    --------    -------
               0.52 (a)         0.60 (a)    0.49        0.57       0.50 (a)
               0.51            (0.15)       0.35        0.00 ++   (0.25)
           --------         --------    --------    --------    -------
               1.03             0.45        0.84        0.57       0.25
           --------         --------    --------    --------    -------

              (0.64)           (0.60)      (0.49)      (0.14)     (0.42)
              (0.05)           (0.00)++       --          --         --
           --------         --------    --------    --------    -------
              (0.69)           (0.60)      (0.49)      (0.14)     (0.42)
           --------         --------    --------    --------    -------
           $  14.09         $  13.75    $  13.90    $  13.55    $ 13.12
           ========         ========    ========    ========    =======
               7.50%            3.47%       6.25%       4.29%      1.89%(b)

               3.70%            4.34%       4.64%       4.41%      3.71%
               0.80%            0.79%       0.75%       0.77%      0.61%
               0.80%            0.79%       0.75%       0.77%      0.76%
                158%(c)          304%(c)     265%(c)     166%(c)    277%(c)
           $222,830         $182,241    $139,595    $103,352    $90,392




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              51

MAINSTAY VP CASH MANAGEMENT PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON(1) (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.


INITIAL CLASS                                                    AS OF 12/31/09
--------------------------------------------------------------------------------

                              ONE     FIVE     TEN
TOTAL RETURNS                YEAR    YEARS    YEARS
---------------------------------------------------
After Portfolio operating
  expenses                   0.05%    2.91%    2.72%
7-DAY CURRENT YIELD: 0.01%(2)




(After Portfolio operating expenses)


                                               LIPPER VARIABLE
                             MAINSTAY VP       PRODUCTS MONEY     LIPPER MONEY
                           CASH MANAGEMENT    MARKET PORTFOLIO     MARKET FUND
                              PORTFOLIO            AVERAGE            INDEX
                           ---------------    ----------------    ------------
12/31/99                        10000               10000             10000
                                10606               10599             10594
                                11013               10997             10997
                                11162               11142             11142
                                11236               11217             11211
                                11332               11314             11298
                                11668               11621             11599
                                12201               12153             12121
                                12793               12737             12699
                                13072               13024             13005
12/31/09                        13078               13050             13037





 BENCHMARK PERFORMANCE                        ONE        FIVE       TEN
                                              YEAR      YEARS      YEARS
Lipper Variable Products Money Market
  Portfolio Average(3)                        0.19%      2.87%      2.70%
Lipper Money Market Funds Index(4)            0.24       2.90       2.69



1. Performance figures reflect certain fee waivers, without which total returns may have been lower. These voluntary waivers may be discontinued at any time. Performance figures shown for the five-year and ten-year periods ended December 31, 2009 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 2.87% and 2.70% for Initial Class shares for the five-year and ten-year periods, respectively.
2. As of December 31, 2009, MainStay VP Cash Management Portfolio had an effective 7-day yield of 0.01% and a 7-day current yield of 0.01%. The current yield is more reflective of the Portfolio's earnings than the total return.
3. The Lipper Variable Products Money Market Portfolio Average is representative of portfolios that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days. These portfolios intend to keep constant net asset value. Lipper Inc. is an independent monitor of fund performance.
4. Please refer to page 31 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports. The Portfolio has selected the Lipper Variable Products Money Market Portfolio Average as its primary benchmark in replacement of the Lipper Money Market Funds Index because it believes that this Average is more reflective of its investment style.



52    MainStay VP Cash Management Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CASH MANAGEMENT PORTFOLIO (UNAUDITED)
--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2009, to December 31, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2009, to December 31, 2009. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/09        12/31/09       PERIOD(1)        12/31/09        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,000.10        $1.76          $1,023.40         $1.79
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's net annualized expense ratio of 0.35% multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.





                                                   mainstayinvestments.com    53

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2009 (UNAUDITED)

(PORTFOLIO COMPOSITION PIE CHART)



See Portfolio of Investments beginning on page 57 for specific holdings within these categories.

++ Less than one-tenth percent.



54    MainStay VP Cash Management Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY DAVID CLEMENT, CFA, AND THOMAS J. GIRARD OF NEW YORK LIFE INVESTMENTS,(1) THE PORTFOLIO'S MANAGER.

HOW DID MAINSTAY VP CASH MANAGEMENT PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2009?

For the seven-day period ended December 31, 2009, Initial Class shares of MainStay VP Cash Management Portfolio provided a current yield of 0.01% and an effective yield of 0.01%. For the 12 months ended December 31, 2009, Initial Class shares of MainStay VP Cash Management Portfolio returned 0.05%. The Portfolio underperformed the 0.19% return of the average Lipper(2) Variable Products Money Market Portfolio and the 0.24% return of the Lipper Money Market Funds Index(2) for the 12 months ended December 31, 2009.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING 2009?

The Portfolio underperformed its peers for two primary reasons. First, we largely avoided the bank and finance sectors of the short-term markets for the majority of the year. These sectors were among the least expensive and highest-yielding money market sectors. Second, we maintained a shorter duration(3) early in the reporting period, when market liquidity was reduced. We were concerned that market dislocations from the fourth quarter of 2008 would carry over into the first few months of 2009, possibly prompting increased redemptions. The additional redemptions never materialized, and we eventually began to lengthen the Portfolio's duration and obtain higher yields on longer-dated maturities, as the short-term yield curve(4) was upward-sloping.

WHAT WAS THE PORTFOLIO'S DURATION STRATEGY DURING THE YEAR?

At the beginning of 2009, we began to slowly increase the duration of the Portfolio to lock in higher yields for the remainder of the reporting period. This decision was instrumental in allowing the Portfolio to maintain a higher yield, because the yield curve was upward-sloping and short-term yields on longer-dated maturities rallied during the year. A longer duration allowed these higher yields to be maintained in the Portfolio for a longer period of time. During 2009, we lengthened the Portfolio's duration from a range of 30 to 40 days to a range of 70 to 75 days.

WHAT DECISIONS DID YOU MAKE DURING THE REPORTING PERIOD TO IMPROVE THE PORTFOLIO'S YIELD?

The Federal Open Market Committee kept the federal funds target rate in a range from 0% to 0.25% throughout the reporting period. This prompted us to lengthen the Portfolio's duration, which helped the Portfolio's yield. The lack of supply among industrial names in the commercial-paper market prompted us to increase the Portfolio's allocation to agencies and Treasury securities. This positioning hurt the Portfolio's overall performance because commercial paper typically offers higher yields than Treasury and agency securities. The shortfall was most evident in our decision to avoid the bank and finance sectors until the last three months of the reporting period. These were two of the cheaper and higher-yielding sectors of the money markets, especially Yankee Banks (foreign banks with operations in the United States).

DURING 2009, WHICH MARKET SEGMENTS WERE THE STRONGEST CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE AND WHICH MARKET SEGMENTS DETRACTED THE MOST?

The most significant positive contributors to the Portfolio's performance were asset-backed securities; agency coupon debt, both callable and bullet issues; and FDIC-backed floating-rate debt. FDIC-backed bonds included issues from Bank of America, General Electric Capital and Suntrust Bank. The Farm Credit 0.65% issue of 5/18/2010 is an example of a callable debenture. The Bank of America Auto Trust (Series 2009-3A Class A1) is an example of an asset-backed security deal.



An investment in the Portfolio is not insured by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. The Portfolio can invest in foreign securities, which may be subject to greater risks than U.S. investments, including less-liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, and changes in tax or currency laws or monetary policy. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio and may result in a loss to the Portfolio.

1. "New York Life Investments" is a service mark used by New York Life Investment Management LLC
2. Please refer to page 31 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.
3. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4. The yield curve is a line that plots the yields of various securities of similar quality--typically U.S. Treasury issues--across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
Not all MainStay VP Portfolios and/or share classes are available under all policies.

                                                   mainstayinvestments.com    55

Negative performers included repurchase agree-ments. We invested in repurchase agreements to help manage the liquidity needs of the Portfolio, but the yields we received on these instruments were at times less than those on alternative investments that had higher demand and a similar maturity.

WERE THERE ANY OTHER SIGNIFICANT PURCHASES DURING THE REPORTING PERIOD?

Other positive performers included a Federal Home Loan Bank 0.5% issue due 10/29/10 and a Federal National Mortgage Association 2.875% issue due 10/12/10. Several auto deals also did well for the Portfolio. Among them were Chrysler Auto Securitization Trust (Series 2009-B Class A1) and Ally Auto Receivable Trust (Series 2009-B Class A1).

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING 2009?

During the year, we increased the Portfolio's allocation to repurchase agreements and Treasurys because we wanted more liquidity and because supply in other sectors was scarce.


The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Cash Management Portfolio on this page and the preceding pages has not been audited.


56    MainStay VP Cash Management Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2009


                                      PRINCIPAL       AMORTIZED
                                         AMOUNT            COST
SHORT-TERM INVESTMENTS 100.0%+
---------------------------------------------------------------

ASSET-BACKED SECURITIES 2.7%
Ally Auto Receivables Trust
  Series 2009-B, Class A1
  0.305%, due 11/15/10 (a)          $ 2,556,162   $   2,556,162
Bank of America Auto Trust
  Series 2009-3A, Class A1
  0.296%, due 11/15/10 (a)            1,822,937       1,822,937
BMW Vehicle Lease Trust
  Series 2009-1, Class A1
  0.792%, due 6/15/10                     3,405           3,405
Carmax Auto Owner Trust
  Series 2009-2, Class A1
  0.279%, due 11/15/10                2,192,158       2,192,158
Chrysler Financial Auto
  Securitization Trust
  Series 2009-B, Class A1
  0.306%, due 12/8/10 (a)             2,999,607       2,999,607
CIT Equipment Collateral
  Series 2009-VT1, Class A1
  1.22%, due 6/15/10 (a)                849,054         849,054
CNH Equipment Trust
  Series 2009-C, Class A1
  0.421%, due 12/3/10                 1,752,996       1,752,996
Ford Credit Auto Owner Trust
  Series 2009-E, Class A1
  0.295%, due 12/15/10 (a)            2,457,330       2,457,330
  Series 2009-B, Class A1
  0.988%, due 6/15/10 (a)               402,713         402,713
Honda Auto Receivables Owner
  Trust
  Series 2009-2, Class A1
  1.318%, due 5/17/10                   264,729         264,729
Huntington Auto Trust
  Series 2009-1A, Class A1
  1.989%, due 4/15/10 (a)                28,314          28,314
MMAF Equipment Finance LLC
  Series 2009-AA, Class A1
  0.398%, due 12/15/10 (a)            2,740,000       2,740,000
Nissan Auto Lease Trust
  Series 2009-A, Class A1
  1.043%, due 6/15/10                   670,389         670,389
Nissan Auto Receivables Owner
  Trust
  Series 2009-A, Class A1
  1.764%, due 4/15/10                   132,540         132,540
World Omni Automobile Lease
  Securitization Trust
  Series 2009-A, Class A1
  0.403%, due 11/15/10                1,596,843       1,596,843
                                                  -------------
                                                     20,469,177
                                                  -------------


COMMERCIAL PAPER 42.5%
Abbot Laboratories
  0.08%, due 1/11/10 (a)(b)           7,500,000       7,499,833
  0.09%, due 1/19/10 (a)(b)           4,000,000       3,999,820
American Honda Finance Corp.
  0.13%, due 2/8/10 (b)               4,400,000       4,399,396
  0.14%, due 2/2/10 (b)               3,000,000       2,999,627
Basin Electric Power
  Cooperative
  0.17%, due 1/26/10 (a)(b)           2,500,000       2,499,705
  0.19%, due 2/17/10 (a)(b)           3,000,000       2,999,256
  0.20%, due 2/11/10 (a)(b)           3,300,000       3,299,248
Becton, Dickinson & Co.
  0.11%, due 1/21/10 (b)              8,000,000       7,999,511
  0.11%, due 1/25/10 (b)              8,000,000       7,999,413
BNP Paribas Finance, Inc.
  0.16%, due 1/12/10 (b)              8,000,000       7,999,609
  0.16%, due 1/19/10 (b)              7,000,000       6,999,440
Brown-Forman Corp.
  0.22%, due 1/5/10 (a)(b)            7,900,000       7,899,807
Campbell Soup Co.
  0.50%, due 4/29/10 (a)(b)          13,000,000      12,978,694
  0.60%, due 7/30/10 (a)(b)           3,000,000       2,989,500
Canadian Wheat Board
  0.05%, due 1/22/10 (b)              5,000,000       4,999,854
Cargill, Inc.
  0.13%, due 1/7/10 (a)(b)           10,000,000       9,999,783
  0.13%, due 1/25/10 (a)(b)           8,500,000       8,499,263
Coca-Cola Co.
  0.10%, due 1/20/10 (a)(b)           3,400,000       3,399,821
  0.10%, due 1/26/10 (a)(b)           2,000,000       1,999,861
  0.13%, due 2/3/10 (a)(b)            5,000,000       4,999,404
Danaher Corp.
  0.14%, due 1/8/10 (a)(b)            6,000,000       5,999,837
Deutsche Bank Financial LLC
  0.17%, due 1/20/10 (b)              5,000,000       4,999,551
Devon Energy Corp.
  0.20%, due 1/21/10 (a)(b)           3,600,000       3,599,600
Duke Energy Corp.
  0.29%, due 1/15/10 (a)(b)           2,700,000       2,699,696
Emerson Electric Co.
  0.08%, due 1/7/10 (a)(b)            8,500,000       8,499,887
  0.10%, due 1/6/10 (a)(b)            6,250,000       6,249,913
FPL Group Capital, Inc.
  0.11%, due 1/5/10 (a)(b)            7,500,000       7,499,908
  0.15%, due 1/11/10 (a)(b)           2,100,000       2,099,913
  0.15%, due 1/26/10 (a)(b)           2,700,000       2,699,719
General Electric Capital
  Corp.
  0.09%, due 1/6/10 (b)               8,500,000       8,499,894


+  Percentages indicated are based on Portfolio net assets.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              57

                                      PRINCIPAL       AMORTIZED
                                         AMOUNT            COST
COMMERCIAL PAPER (CONTINUED)
GlaxoSmithKline Finance PLC
  0.11%, due 1/13/10 (a)(b)         $ 6,000,000   $   5,999,780
  0.12%, due 1/6/10 (a)(b)            8,500,000       8,499,858
H.J. Heinz Financial Co.
  0.25%, due 1/14/10 (a)(b)           2,600,000       2,599,765
Hewlett Packard Co.
  0.11%, due 1/12/10 (a)(b)           8,500,000       8,499,714
  0.11%, due 1/21/10 (a)(b)           7,000,000       6,999,572
HSBC Finance Corp.
  0.15%, due 1/14/10 (b)              6,800,000       6,799,632
International Business
  Machines Corp.
  0.07%, due 1/22/10 (a)(b)           3,400,000       3,399,861
Johnson & Johnson
  0.22%, due 7/26/10 (a)(b)           3,000,000       2,996,223


Microsoft Corp.
  0.16%, due 5/26/10 (a)(b)           7,000,000       6,995,489
National Rural Utilities
  Cooperative Finance Corp.
  0.16%, due 1/19/10 (b)              8,500,000       8,499,320
Nestle Capital Corp.
  0.07%, due 1/4/10 (a)(b)            8,500,000       8,499,950
  0.10%, due 2/22/10 (a)(b)           4,200,000       4,199,393
NSTAR Electric Co.
  0.10%, due 1/6/10 (b)               5,030,000       5,029,930
  0.10%, due 1/12/10 (b)              2,700,000       2,699,918
Paccar Financial Corp.
  0.10%, due 1/11/10 (b)              2,000,000       1,999,944
  0.16%, due 3/25/10 (b)              5,000,000       4,998,156
PepsiAmericas, Inc.
  0.13%, due 1/8/10 (a)(b)            5,200,000       5,199,869
Procter & Gamble
  International Funding SCA
  1.00%, due 2/2/10 (a)(b)           10,500,000      10,499,067
Societe Generale North
  America, Inc.
  0.17%, due 1/4/10 (b)               6,000,000       5,999,915
  0.18%, due 1/20/10 (b)              8,500,000       8,499,193
Southern Co. Funding Corp.
  0.11%, due 1/8/10 (a)(b)            9,000,000       8,999,808
  0.11%, due 1/14/10 (a)(b)           8,500,000       8,499,662
United Parcel Service, Inc.
  0.08%, due 1/11/10 (a)(b)           9,000,000       8,999,800
Virginia Electric and Power
  Co.
  0.30%, due 1/13/10 (b)              5,100,000       5,099,490
Wisconsin Energy Corp.
  0.23%, due 1/8/10 (a)(b)            5,300,000       5,299,763
                                                  -------------
                                                    325,121,835
                                                  -------------


CORPORATE BONDS 7.8%
Bank of America Corp.
  0.757%, due 12/2/10 (c)(d)          2,000,000       2,010,994
Bank of America N.A.
  0.284%, due 9/13/10 (c)(d)          8,250,000       8,250,000
Citigroup, Inc.
  0.807%, due 12/9/10 (c)(d)          7,000,000       7,040,731
General Electric Capital
  Corp.
  0.335%, due 3/11/11 (c)(d)          5,500,000       5,500,000
  0.887%, due 12/9/10 (c)(d)          4,000,000       4,027,887
Goldman Sachs Group, Inc.
  (The)
  4.50%, due 6/15/10                  5,700,000       5,796,422
KeyCorp
  0.904%, due 12/15/10 (c)(d)         7,000,000       7,048,998
Praxair, Inc.
  0.346%, due 5/26/10 (c)             7,000,000       7,000,000
Roche Holdings, Inc.
  1.262%, due 2/25/10 (a)(c)          9,500,000       9,500,000
SunTrust Bank
  0.904%, due 12/16/10 (c)(d)         3,500,000       3,525,538
                                                  -------------
                                                     59,700,570
                                                  -------------


REPURCHASE AGREEMENTS 14.6%
Bank of America N.A.
  0.01%, dated 12/31/09
  due 1/4/10
  Proceeds at Maturity
  $41,419,046 (Collateralized
  by a United States Treasury
  Bond, with a rate of 3.625%
  and a maturity date of
  4/15/28, with a Principal
  Amount of $25,339,100 and a
  Market Value of
  $42,247,434)                       41,419,000      41,419,000
Deutsche Bank Securities,
  Inc.
  0.00%, dated 12/31/09
  due 1/4/10
  Proceeds at Maturity
  $30,000,000 (Collateralized
  by United States Treasury
  securities, with rates of
  2.00% and 4.50% and
  maturity dates of 9/30/10
  and 5/15/38, with a
  Principal Amount of
  $30,354,200 and a Market
  Value of $30,600,019)              30,000,000      30,000,000
Morgan Stanley Co.
  0.00%, dated 12/31/09
  due 1/4/10
  Proceeds at Maturity
  $40,000,000 (Collateralized
  by a United States Treasury
  Note, with a rate of 2.75%
  and a maturity date of
  2/15/19, with a Principal
  Amount of $43,621,800 and a
  Market Value of
  $40,800,015)                       40,000,000      40,000,000
                                                  -------------
                                                    111,419,000
                                                  -------------




58    MainStay VP Cash Management Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                      PRINCIPAL       AMORTIZED
                                         AMOUNT            COST
U.S. GOVERNMENT & FEDERAL AGENCIES 32.0%
Federal Farm Credit Bank
  0.151%, due 7/28/10 (c)           $10,000,000   $  10,000,000
  2.75%, due 5/4/10                   7,000,000       7,047,195
  5.25%, due 9/13/10                 14,000,000      14,451,678
Federal Farm Credit Bank
  (Discount Notes)
  0.40%, due 5/3/10 (b)              13,000,000      12,982,378
  1.05%, due 3/18/10 (b)             11,000,000      10,999,656
Federal Home Loan Bank
  0.141%, due 3/26/10 (c)             7,000,000       7,000,120
  0.235%, due 2/19/10 (c)            12,750,000      12,752,248
  0.50%, due 10/29/10                 6,000,000       6,000,000
  0.55%, due 8/4/10                   6,000,000       6,001,526
  0.60%, due 6/15/10                  5,000,000       5,003,976
  0.60%, due 6/25/10                  1,000,000       1,000,499
  0.80%, due 4/23/10                 17,000,000      17,000,000
Federal Home Loan Bank
  (Discount Notes)
  0.41%, due 4/27/10 (b)              5,379,000       5,371,894
  1.05%, due 2/26/10 (b)              7,000,000       6,999,804
  1.10%, due 3/16/10 (b)             11,000,000      10,997,502
Federal Home Loan Mortgage
  Corporation
  2.875%, due 6/28/10                 4,000,000       4,047,807
Federal Home Loan Mortgage
  Corporation (Discount Note)
  0.04%, due 2/8/10 (b)               8,500,000       8,499,641
Federal National Mortgage
  Association
  2.875%, due 10/12/10                4,000,000       4,074,148
  3.25%, due 2/10/10                  7,000,000       7,016,780
  4.125%, due 5/15/10                 4,000,000       4,056,247
Federal National Mortgage
  Association (Discount Note)
  0.04%, due 2/2/10 (b)               8,500,000       8,499,698
Inter-American Development
  Bank (Discount Note)
  0.152%, due 4/6/10 (b)              4,000,000       3,998,417
International Bank for
  Reconstruction and
  Development (Discount
  Notes)
  0.074%, due 2/1/10 (b)              4,395,000       4,394,735
  0.10%, due 3/1/10 (b)               3,400,000       3,399,443
  0.104%, due 2/16/10 (b)             3,430,000       3,429,562
  0.125%, due 3/15/10 (b)             6,000,000       5,998,479
United States Treasury Bills
  0.16%, due 7/1/10 (b)               1,000,000         999,196
  0.24%, due 7/15/10 (b)              1,000,000         998,700
  0.41%, due 6/10/10 (b)              5,600,000       5,589,796
  0.478%, due 7/29/10 (b)             7,000,000       6,980,900
United States Treasury Notes
  1.50%, due 10/31/10                11,700,000      11,805,003
  2.00%, due 9/30/10                 14,700,000      14,875,523
  2.375%, due 8/31/10                 5,800,000       5,877,768
  2.875%, due 6/30/10                 7,000,000       7,077,695
                                                  -------------
                                                    245,228,014
                                                  -------------



YANKEE BOND 0.4% (E)
Procter & Gamble
  International Funding SCA
  0.525%, due 2/8/10 (c)              3,300,000       3,300,000
                                                  -------------
Total Short-Term Investments
  (Amortized Cost
  $765,238,596) (f)                       100.0%    765,238,596
Other Assets, Less
  Liabilities                              (0.0)++     (120,313)
                                          -----    ------------
Net Assets                                100.0%  $ 765,118,283
                                          =====    ============





++   Less than one-tenth of a percent.
(a)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Interest rate presented is yield to
     maturity.
(c)  Floating rate--Rate shown is the rate in
     effect at December 31, 2009.
(d)  The debt is guaranteed under the Federal
     Deposit Insurance Corporation (FDIC)
     Temporary Liquidity Guarantee Program and
     is backed by the full faith and credit of
     the United States.  The expiration date
     of the FDIC's guarantee is the earlier of
     the maturity date of the debt or June 30,
     2012.
(e)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign
     bank or corporation.
(f)  The cost stated also represents the
     aggregate cost for federal income tax
     purposes.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              59

The following is a summary of the fair valuations according to inputs used as of December 31, 2009, for valuing the Portfolio's assets.

ASSET VALUATION INPUTS

                                                     QUOTED
                                                  PRICES IN
                                                     ACTIVE    SIGNIFICANT
                                                MARKETS FOR          OTHER     SIGNIFICANT
                                                  IDENTICAL     OBSERVABLE    UNOBSERVABLE
                                                     ASSETS         INPUTS          INPUTS
 DESCRIPTION                                      (LEVEL 1)      (LEVEL 2)       (LEVEL 3)           TOTAL
Investments in Securities (a)
Short-Term Investments
  Asset-Backed Securities                          $     --   $ 20,469,177        $     --    $ 20,469,177
  Commercial Paper                                       --    325,121,835              --     325,121,835
  Corporate Bonds                                        --     59,700,570              --      59,700,570
  Repurchase Agreements                                  --    111,419,000              --     111,419,000
  U.S. Government & Federal Agencies                     --    245,228,014              --     245,228,014
  Yankee Bond                                            --      3,300,000              --       3,300,000
                                                   --------   ------------        --------    ------------
Total Investments in Securities                         $--   $765,238,596             $--    $765,238,596
                                                   ========   ============        ========    ============




(a) For detailed industry descriptions, see the Portfolio of Investments.

At December 31, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).

The table below sets forth the diversification of MainStay VP Cash Management Portfolio, investments by industry.

INDUSTRY DIVERSIFICATION

                                                                      AMORTIZED
                                                                           COST   PERCENT +
Agriculture                                                        $ 18,499,046         2.4%
Automobile                                                           15,127,127         2.0
Banks                                                                68,170,390         8.9
Beverages                                                            23,498,762         3.1
Chemicals                                                             7,000,000         0.9
Computers                                                            18,899,147         2.5
Cosmetics & Personal Care                                            13,799,067         1.8
Diversified Financial Services                                       62,223,494         8.0
Electric                                                             59,426,016         7.8
Electrical Components & Equipment                                    14,749,800         1.9
Food                                                                 31,267,303         4.0
Health Care--Products                                                28,495,147         3.7
Miscellaneous--Manufacturing                                          5,999,837         0.8
Multi-National                                                       21,220,636         2.8
Oil & Gas                                                             3,599,600         0.5
Other ABS                                                             5,342,050         0.7
Pharmaceuticals                                                      11,499,653         1.5
Repurchase Agreement                                                111,419,000        14.6
Software                                                              6,995,489         0.9
Sovereign                                                             4,999,854         0.7
Transportation                                                        8,999,800         1.2
U.S. Government & Federal Agencies                                  224,007,378        29.3
                                                                   ------------       -----
                                                                    765,238,596       100.0
Other Assets, Less Liabilities                                         (120,313)       (0.0)++
                                                                   ------------       -----
Net Assets                                                         $765,118,283       100.0%
                                                                   ============       =====




+ Percentages indicated are based on Portfolio net assets.

++ Less than one-tenth of a percent.



60    MainStay VP Cash Management Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009


ASSETS:
Investment in securities, at value
  (amortized cost $653,819,596)      $653,819,596
Repurchase agreements, at value
  (identified cost $111,419,000)      111,419,000
Cash                                          679
Receivables:
  Fund shares sold                        823,878
  Interest                                732,396
Other assets                                2,114
                                     ------------
     Total assets                     766,797,663
                                     ------------
LIABILITIES:
Payables:
  Fund shares redeemed                  1,325,720
  Manager (See Note 3)                    177,562
  Shareholder communication                45,933
  Professional fees                        40,584
  Custodian                                17,477
  Directors                                 2,713
Accrued expenses                            2,267
Dividend payable                           67,124
                                     ------------
     Total liabilities                  1,679,380
                                     ------------
Net assets                           $765,118,283
                                     ============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 1.7 billion shares
  authorized                         $  7,650,714
Additional paid-in capital            757,406,657
                                     ------------
                                      765,057,371
Accumulated undistributed net
  investment income                        60,912
                                     ------------
Net assets applicable to
  outstanding shares                 $765,118,283
                                     ============
Shares of capital stock outstanding   765,071,374
                                     ============
Net asset value per share
  outstanding                        $       1.00
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              61

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009


INVESTMENT INCOME:
INCOME:
  Interest                             $4,561,350
                                       ----------
EXPENSES:
  Manager (See Note 3)                  4,188,315
  Insurance guarantee (See Note 12)       271,301
  Shareholder communication               219,339
  Professional fees                       182,303
  Custodian                                51,070
  Directors                                47,599
  Miscellaneous                            43,092
                                       ----------
     Total expenses before waiver       5,003,019
  Expense waiver from Manager (See
     Note 3)                             (911,920)
                                       ----------
     Net expenses                       4,091,099
                                       ----------
Net investment income                     470,251
                                       ----------
REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments           11,848
                                       ----------
Net increase in net assets resulting
  from operations                      $  482,099
                                       ==========






62    MainStay VP Cash Management Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND DECEMBER 31, 2008


                                       2009             2008
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income       $      470,251   $   17,442,998
 Net realized gain on
  investments                        11,848           53,414
                             -------------------------------
 Net increase in net
  assets resulting from
  operations                        482,099       17,496,412
                             -------------------------------
Dividends to shareholders:
 From net investment
     income                        (470,251)     (17,444,630)
                             -------------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                        495,040,021      906,981,144
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends         470,251       17,444,630
 Cost of shares redeemed       (826,291,881)    (433,811,044)
                             -------------------------------
    Increase (decrease) in
     net assets derived
     from capital share
     transactions              (330,781,609)     490,614,730
                             -------------------------------
    Net increase (decrease)
     in net assets             (330,769,761)     490,666,512

NET ASSETS:
Beginning of year             1,095,888,044      605,221,532
                             -------------------------------
End of year                  $  765,118,283   $1,095,888,044
                             ===============================
Accumulated undistributed
 net investment income at
 end of year                 $       60,912   $           --
                             ===============================





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              63

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                              YEAR ENDED DECEMBER 31,

                            ----------------------------------------------------------
                              2009         2008         2007        2006        2005
Net asset value at
  beginning of year         $   1.00    $     1.00    $   1.00    $   1.00    $   1.00
                            --------    ----------    --------    --------    --------
Net investment income           0.00 ++       0.02        0.05        0.04        0.03
Net realized and
  unrealized gain (loss)
  on investments                0.00 ++       0.00 ++     0.00 ++    (0.00)++     0.00 ++
                            --------    ----------    --------    --------    --------
Total from investment
  operations                    0.00 ++       0.02        0.05        0.04        0.03
                            --------    ----------    --------    --------    --------
Less dividends:
  From net investment
     income                    (0.00)++      (0.02)      (0.05)      (0.04)      (0.03)
                            --------    ----------    --------    --------    --------
Net asset value at end of
  year                      $   1.00    $     1.00    $   1.00    $   1.00    $   1.00
                            ========    ==========    ========    ========    ========
Total investment return         0.05%         2.18%       4.86%       4.57%       2.96%(a)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         0.05%         2.02%       4.71%       4.50%       2.91%
  Net expenses                  0.41%         0.50%       0.50%       0.52%       0.30%
  Expenses (before
     waiver/reimbursement)      0.51%         0.50%       0.50%       0.52%       0.50%
Net assets at end of year
  (in 000's)                $765,118    $1,095,888    $605,222    $351,753    $306,900




++   Less than one cent per share.
(a)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.76% for the year ended December 31, 2005.





64    MainStay VP Cash Management Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

MAINSTAY VP COMMON STOCK PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE TABLES AND GRAPHS DO NOT REFLECT ANY DEDUCTION OF SALES CHARGES, MORTALITY AND EXPENSE CHARGES, CONTRACT CHARGES OR ADMINISTRATIVE CHARGES. PLEASE REFER TO THE PERFORMANCE SUMMARY APPROPRIATE FOR YOUR POLICY. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-598-2019 OR VISIT WWW.NEWYORKLIFE.COM.


INITIAL CLASS                                                     AS OF 12/31/09
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR        YEARS(1)      YEARS(1)
----------------------------------------------------------------------------------
After Portfolio operating expenses             22.40%        0.53%         -1.34%




                                            (After Portfolio operating expenses)

                             MAINSTAY VP
                            COMMON STOCK     S&P 500     RUSSELL 1000
                              PORTFOLIO     (R) INDEX      (R) INDEX
                            ------------    ---------    ------------
12/31/99                        10000         10000          10000
                                 9666          9090           9221
                                 8015          8009           8073
                                 6071          6239           6325
                                 7672          8029           8216
                                 8508          8902           9153
                                 9163          9340           9726
                                10672         10815          11230
                                11221         11409          11878
                                 7138          7188           7412
12/31/09                         8737          9090           9520





SERVICE CLASS(2)                                                 AS OF 12/31/09
--------------------------------------------------------------------------------

AVERAGE ANNUAL                                  ONE          FIVE           TEN
TOTAL RETURNS                                  YEAR        YEARS(1)      YEARS(1)
----------------------------------------------------------------------------------
After Portfolio operating expenses             22.08%        0.27%         -1.59%




                                            (After Portfolio operating expenses)

                             MAINSTAY VP
                            COMMON STOCK     S&P 500     RUSSELL 1000
                              PORTFOLIO     (R) INDEX      (R) INDEX
                            ------------    ---------    ------------
12/31/99                        10000         10000          10000
                                 9644          9090           9221
                                 7976          8009           8073
                                 6026          6239           6325
                                 7597          8029           8216
                                 8404          8902           9153
                                 9025          9340           9726
                                10485         10815          11230
                                10997         11409          11878
                                 6978          7188           7412
12/31/09                         8519          9090           9520





 BENCHMARK PERFORMANCE                        ONE          FIVE           TEN
                                             YEAR          YEARS         YEARS
S&P 500(R) Index(3)                         26.46%         0.42%         -0.95%
Russell 1000(R) Index(3)                    28.43          0.79          -0.49
Average Lipper Variable Products Large-
Cap Core Portfolio(4)                       27.98          0.26          -0.48



1. Performance figures shown for the five-year and ten-year periods ended December 31, 2009 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 0.49% and -1.36% for Initial Class shares and 0.26% and -1.60% for Service Class shares for the five-year and ten-year periods, respectively.
2. Performance for Service Class shares, first offered June 5, 2003, includes the historical performance of Initial Class shares through June 4, 2003 adjusted to reflect the fees and expenses for Service Class shares.
3. Please refer to page 31 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4. The Average Lipper Variable Products Large-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper's U.S. diversified equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P 500(R) Index. Lipper Inc. is an independent monitor of fund performance.


                                                   mainstayinvestments.com    65

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP COMMON STOCK PORTFOLIO (UNAUDITED)
--------The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2009, to December 31, 2009, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, exchange fees, and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2009, to December 31, 2009. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended December 31, 2009. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/09        12/31/09       PERIOD(1)        12/31/09        PERIOD(1)
INITIAL CLASS SHARES           $1,000.00       $1,216.80        $3.24          $1,022.30         $2.96
--------------------------------------------------------------------------------------------------------

SERVICE CLASS SHARES           $1,000.00       $1,215.30        $4.63          $1,021.00         $4.23
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's annualized expense ratio of each class (0.58% for Initial Class and 0.83% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.



66    MainStay VP Common Stock Portfolio

INDUSTRY COMPOSITION AS OF DECEMBER 31, 2009 (UNAUDITED)


Oil, Gas & Consumable Fuels             9.4%
Computers & Peripherals                 8.3
Pharmaceuticals                         5.1
Software                                4.8
Health Care Providers & Services        4.3
Media                                   4.2
Diversified Telecommunication
  Services                              3.7
Diversified Financial Services          3.5
Insurance                               3.3
Specialty Retail                        3.0
Household Products                      2.9
Capital Markets                         2.8
Communications Equipment                2.7
Internet Software & Services            2.5
Food & Staples Retailing                2.4
Commercial Banks                        2.3
Energy Equipment & Services             2.3
Semiconductors & Semiconductor
  Equipment                             2.1
Industrial Conglomerates                2.0
Aerospace & Defense                     1.9
Multiline Retail                        1.8
Beverages                               1.6
Metals & Mining                         1.6
Biotechnology                           1.3
IT Services                             1.3
Tobacco                                 1.3
Chemicals                               1.2
Consumer Finance                        1.2
Machinery                               1.2
Food Products                           1.1
Health Care Equipment & Supplies        1.1
Hotels, Restaurants & Leisure           1.1
Air Freight & Logistics                 1.0%
Electric Utilities                      0.8
Electrical Equipment                    0.8
Household Durables                      0.8
Paper & Forest Products                 0.8
Electronic Equipment & Instruments      0.7
Gas Utilities                           0.5
Commercial Services & Supplies          0.4
Diversified Consumer Services           0.4
Independent Power Producers & Energy
  Traders                               0.4
Real Estate Investment Trusts           0.4
Textiles, Apparel & Luxury Goods        0.4
Wireless Telecommunication Services     0.4
Exchange Traded Funds                   0.3
Internet & Catalog Retail               0.3
Multi-Utilities                         0.3
Personal Products                       0.3
Road & Rail                             0.3
Trading Companies & Distributors        0.3
Automobiles                             0.2
Professional Services                   0.2
Thrifts & Mortgage Finance              0.2
Construction & Engineering              0.1
Containers & Packaging                  0.1
Distributors                            0.1
Health Care Technology                  0.0++
Leisure Equipment & Products            0.0++
Life Sciences Tools & Services          0.0++
Short-Term Investment                   0.2
Other Assets, Less Liabilities          0.0++
                                      -----
                                      100.0%
                                      -----
                                      -----



 See Portfolio of Investments beginning on page 70 for specific holdings within these categories.

++ Less than one-tenth percent.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2009 (EXCLUDING SHORT-TERM INVESTMENT)


    1.  Microsoft Corp.
    2.  Apple, Inc.
    3.  International Business Machines Corp.
    4.  Procter & Gamble Co. (The)
    5.  AT&T, Inc.
    6.  JPMorgan Chase & Co.
    7.  ExxonMobil Corp.
    8.  Pfizer, Inc.
    9.  Google, Inc. Class A
   10.  Hewlett-Packard Co.





                                                   mainstayinvestments.com    67

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

QUESTIONS ANSWERED BY HARVEY FRAM, CFA, AND MIGENE KIM, CFA, OF MADISON SQUARE INVESTORS LLC, THE PORTFOLIO'S SUBADVISOR.

HOW DID MAINSTAY VP COMMON STOCK PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2009?

For the 12 months ended December 31, 2009, MainStay VP Common Stock Portfolio returned 22.40% for Initial Class shares and 22.08% for Service Class shares. Both share classes underperformed the 27.98% return of the average Lipper(1) Variable Products Large-Cap Core Portfolio and the 26.46% return of the S&P 500(R) Index(1) for the 12 months ended December 31, 2009. The S&P 500(R) Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE RELATIVE TO THE S&P 500(R) INDEX DURING THE REPORTING PERIOD?

The primary reason for the Portfolio's underperformance was a significant change in market sentiment. Going into March, the Portfolio was positioned to protect against a serious recession or possibly even a depression by owning what we believed to be highly conservative stocks in each sector. In the financials sector, the Portfolio avoided stocks with any exposure to the credit crisis. Starting on March 9, however, lower-quality stocks rose dramatically, causing the bulk of the Portfolio's underperformance.

DURING 2009, WHICH SECTORS MADE THE STRONGEST CONTRIBUTIONS TO THE PORTFOLIO'S RELATIVE PERFORMANCE AND WHICH SECTORS MADE THE WEAKEST CONTRIBUTIONS?

The strongest-contributing sectors to the Portfolio's performance relative to the S&P 500(R) Index were information technology, materials and utilities. Of these, information technology was by far the strongest, with stocks such as Apple, Western Digital and Texas Instruments all benefiting from much stronger-than-expected spending on technology equipment. Materials stocks performed strongly when investors determined that demand was sustainable. Utilities, an underweight sector in the Portfolio, underperformed the benchmark as investors generally stayed away from defensive stocks.

The Portfolio's worst-performing sectors relative to the S&P 500(R) Index were financials, consumer discretionary and industrials. In each case, underweight positions in lower-quality stocks (such as Bank of America, Citigroup, Amazon.com and Ford Motor) hurt the Portfolio's relative results in the rally that began on March 9, 2009.

DURING THE REPORTING PERIOD, WHICH STOCKS WERE THE STRONGEST POSITIVE CONTRIBUTORS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE AND WHICH STOCKS DETRACTED THE MOST?

In terms of absolute performance, information technology companies Apple, Microsoft and International Business Machines made the strongest positive contributions to the Portfolio's results in 2009. All three benefited from increased information technology spending, but in different ways. Apple benefited from rising demand for broadband wireless Internet access. Microsoft's new Windows 7 operating system was extremely well received by the market. International Business Machines benefited from increased spending on technology hardware, software and services.

Major detractors from the Portfolio's absolute performance included personal lines insurer Allstate, commercial bank Wells Fargo and oil, gas & consumable fuels company ExxonMobil. The Portfolio held large positions in these stocks at the beginning of the year, when the market as a whole--and financial stocks in particular--were declining.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES AND SALES DURING 2009?

The Portfolio purchased several stocks during the year, including XTO Energy and Medco Health Solutions. XTO Energy is an oil & gas exploration & production company that the Portfolio started buying in May as energy prices began to recover. In December, ExxonMobil announced an agreement to purchase the company to gain access to XTO Energy's natural gas reserves. Medco Health Solutions is a health care services company that we believe may benefit from the new health care legislation.


Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of the Portfolio's holdings. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or that they may even go down in value. The Portfolio may experience a portfolio turnover rate of more than 100% and may generate taxable short-term capital gains.

1. Please refer to page 31 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports. Not all MainStay VP Portfolios and/or share classes are available under all policies.
Not all MainStay VP Portfolios and/or share classes are available under all policies.


68    MainStay VP Common Stock Portfolio

Capital One Financial and Best Buy were among the stocks the Portfolio sold during the reporting period. Capital One is a consumer finance company that could see rising delinquencies if U.S. consumers continue to struggle. Best Buy benefited from the bankruptcy of Circuit City, one of its chief competitors, but then faced margin pressures as chains such as Wal-Mart Stores became more serious competitors.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

We increased the Portfolio's weightings in the consumer discretionary and materials sectors. Through tight inventory controls, consumer discretionary companies have generated high levels of cash flow, despite low sales growth. Materials stocks such as Freeport-McMoRan Copper & Gold and steel company Nucor benefited as the economic recovery took hold in the United States and the emerging markets.

The Portfolio decreased its weightings in the industrials and health care sectors. As part of our defensive positioning, the Portfolio had held overweight positions in many drug stocks, but later sold many of these stocks to position the Portfolio more aggressively. Industrial stocks were also sold to increase the Portfolio's weightings in more econom-ically sensitive sectors, such as materials.

HOW WAS THE PORTFOLIO POSITIONED AT THE END OF 2009?

As of December 31, 2009, the Portfolio's largest overweight positions relative to the S&P 500(R) Index were in information technology and consumer discretionary. The Portfolio sought to take advantage of high levels of cash flow in consumer discretionary companies. Information technology companies have benefited from increased spending for wireless broadband devices and from the success of Windows 7.

As of December 31, 2009, the Portfolio's most significantly underweight positions were in industrials and consumer staples. Relative to other sectors in the Portfolio's universe, we find both of these sectors expensive. In our opinion, consumer staples stocks in particular have recently become more expensive because of their perceived inflation resistance.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Information about MainStay VP Common Stock Portfolio on this page and the preceding pages has not been audited.

                                                   mainstayinvestments.com    69

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2009



                                     SHARES           VALUE
COMMON STOCKS 99.5%+
-----------------------------------------------------------

AEROSPACE & DEFENSE 1.9%
Alliant Techsystems, Inc. (a)            34   $       3,001
Honeywell International,
  Inc.                               37,904       1,485,837
ITT Corp.                             3,453         171,752
L-3 Communications Holdings,
  Inc.                                9,686         842,198
Lockheed Martin Corp.                61,404       4,626,791
Northrop Grumman Corp.               74,190       4,143,511
Precision Castparts Corp.               150          16,553
United Technologies Corp.            13,731         953,069
                                              -------------
                                                 12,242,712
                                              -------------

AIR FREIGHT & LOGISTICS 1.0%
FedEx Corp.                          38,958       3,251,045
United Parcel Service, Inc.
  Class B                            56,760       3,256,321
                                              -------------
                                                  6,507,366

                                              -------------

AUTOMOBILES 0.2%
Ford Motor Co. (a)                  149,112       1,491,120
                                              -------------


BEVERAGES 1.6%
Coca-Cola Co. (The)                  93,606       5,335,542
Coca-Cola Enterprises, Inc.          92,951       1,970,561
Pepsi Bottling Group, Inc.
  (The)                                 745          27,938
PepsiCo, Inc.                        49,820       3,029,056
                                              -------------
                                                 10,363,097

                                              -------------

BIOTECHNOLOGY 1.3%
Amgen, Inc. (a)                     117,806       6,664,285
Biogen Idec, Inc. (a)                25,037       1,339,480
Genzyme Corp. (a)                     2,685         131,592
Gilead Sciences, Inc. (a)                15             649
                                              -------------
                                                  8,136,006

                                              -------------

CAPITAL MARKETS 2.8%
Bank of New York Mellon Corp.
  (The)                              91,281       2,553,130
Charles Schwab Corp. (The)          228,231       4,295,307
Goldman Sachs Group, Inc.
  (The)                              15,160       2,559,614
Morgan Stanley                          491          14,534
Northern Trust Corp.                 61,820       3,239,368
Raymond James Financial,
  Inc.                               22,240         528,645
State Street Corp.                   99,572       4,335,365
                                              -------------
                                                 17,525,963

                                              -------------

CHEMICALS 1.2%
Ashland, Inc.                        19,208         761,021
CF Industries Holdings, Inc.         15,919       1,445,127
Dow Chemical Co. (The)               67,945       1,877,320
Eastman Chemical Co.                 23,372       1,407,929
Lubrizol Corp. (The)                 17,400       1,269,330
Monsanto Co.                              8             654
RPM International, Inc.               8,034         163,331
Terra Industries, Inc.               19,108         615,087
                                              -------------
                                                  7,539,799

                                              -------------

COMMERCIAL BANKS 2.3%
BB&T Corp.                           36,572         927,831
M&T Bank Corp.                        3,320         222,075
PNC Financial Services Group,
  Inc.                               26,996       1,425,119
U.S. Bancorp                        186,798       4,204,823
Wells Fargo & Co.                   298,497       8,056,434
                                              -------------
                                                 14,836,282

                                              -------------

COMMERCIAL SERVICES & SUPPLIES 0.4%
Cintas Corp.                         11,065         288,243
R.R. Donnelley & Sons Co.            65,997       1,469,753
Waste Management, Inc.               17,638         596,341
                                              -------------
                                                  2,354,337

                                              -------------

COMMUNICATIONS EQUIPMENT 2.7%
3Com Corp. (a)                       37,634         282,255
Cisco Systems, Inc. (a)             331,245       7,930,005
CommScope, Inc. (a)                   8,638         229,166
Harris Corp.                         13,074         621,669
JDS Uniphase Corp. (a)                9,487          78,268
QUALCOMM, Inc.                      176,951       8,185,753
Tellabs, Inc. (a)                     3,212          18,244
                                              -------------
                                                 17,345,360

                                              -------------

COMPUTERS & PERIPHERALS 8.3%
 v  Apple, Inc. (a)                  69,842      14,726,884
Dell, Inc. (a)                      231,469       3,323,895
Diebold, Inc.                         2,576          73,287
EMC Corp. (a)                       305,940       5,344,772
 v  Hewlett-Packard Co.             200,031      10,303,597
 v  International Business
  Machines Corp.                    108,719      14,231,317
NetApp, Inc. (a)                        427          14,684
QLogic Corp. (a)                        156           2,944
Sun Microsystems, Inc. (a)            6,263          58,684
Teradata Corp. (a)                   48,307       1,518,289
Western Digital Corp. (a)            72,257       3,190,147
                                              -------------
                                                 52,788,500

                                              -------------

CONSTRUCTION & ENGINEERING 0.1%
Jacobs Engineering Group,
  Inc. (a)                            1,787          67,209
Shaw Group, Inc. (The) (a)           20,673         594,349
URS Corp. (a)                            42           1,870
                                              -------------
                                                    663,428
                                              -------------


 +  Percentages indicated are based on Portfolio net assets.
V Among the Portfolio's 10 largest holdings, as of December 31, 2009, excluding short-term investment. May be subject to change daily.


70    MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                     SHARES           VALUE
COMMON STOCKS (CONTINUED)
CONSUMER FINANCE 1.2%
American Express Co.                117,975   $   4,780,347
Discover Financial Services         172,478       2,537,151
                                              -------------
                                                  7,317,498

                                              -------------

CONTAINERS & PACKAGING 0.1%
Bemis Co., Inc.                      12,816         379,994
Temple-Inland, Inc.                   3,287          69,389
                                              -------------
                                                    449,383

                                              -------------

DISTRIBUTORS 0.1%
Genuine Parts Co.                    12,619         479,017
                                              -------------


DIVERSIFIED CONSUMER SERVICES 0.4%
Apollo Group, Inc. Class A
  (a)                                29,402       1,781,173
H&R Block, Inc.                      26,041         589,048
                                              -------------
                                                  2,370,221

                                              -------------

DIVERSIFIED FINANCIAL SERVICES 3.5%
Bank of America Corp.               471,238       7,096,844
Citigroup, Inc.                     448,685       1,485,147
 v  JPMorgan Chase & Co.            324,531      13,523,207
                                              -------------
                                                 22,105,198

                                              -------------

DIVERSIFIED TELECOMMUNICATION SERVICES 3.7%
 v  AT&T, Inc.                      491,750      13,783,753
Qwest Communications
  International, Inc.                63,269         266,362
U.C. Telecom, Inc. (a)                4,965          85,100
Verizon Communications, Inc.        275,686       9,133,477
                                              -------------
                                                 23,268,692

                                              -------------

ELECTRIC UTILITIES 0.8%
Entergy Corp.                         5,503         450,366
Exelon Corp.                         97,580       4,768,735
FPL Group, Inc.                       1,092          57,679
                                              -------------
                                                  5,276,780

                                              -------------

ELECTRICAL EQUIPMENT 0.8%
Cooper Industries PLC Class A            70           2,985
Emerson Electric Co.                106,670       4,544,142
Hubbel, Inc. Class B                 14,712         695,878
Rockwell Automation, Inc.             2,179         102,369
                                              -------------
                                                  5,345,374

                                              -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 0.7%
Arrow Electronics, Inc. (a)          30,887         914,564
Avnet, Inc. (a)                      39,076       1,178,532
Ingram Micro, Inc. Class A
  (a)                                42,138         735,308
Jabil Circuit, Inc.                  55,593         965,651
Molex, Inc.                             182           3,922
Tech Data Corp. (a)                   9,743         454,608
                                              -------------
                                                  4,252,585
                                              -------------

ENERGY EQUIPMENT & SERVICES 2.3%
Cameron International Corp.
  (a)                                   110           4,598
Diamond Offshore Drilling,
  Inc.                                2,890         284,434
ENSCO International PLC,
  Sponsored ADR (b)                  40,044       1,599,357
Helmerich & Payne, Inc.              27,146       1,082,582
Nabors Industries, Ltd. (a)          91,011       1,992,231
National Oilwell Varco, Inc.         78,539       3,462,785
Oceaneering International,
  Inc. (a)                            5,340         312,497
Patterson-UTI Energy, Inc.           39,721         609,717
Pride International, Inc. (a)        42,076       1,342,645
Rowan Cos., Inc. (a)                 32,037         725,318
Schlumberger, Ltd.                   28,635       1,863,852
Smith International, Inc.            21,928         595,784
Tidewater, Inc.                      11,719         561,926
                                              -------------
                                                 14,437,726

                                              -------------

FOOD & STAPLES RETAILING 2.4%
Costco Wholesale Corp.                2,180         128,991
CVS Caremark Corp.                    4,765         153,481
Safeway, Inc.                        57,007       1,213,679
Sysco Corp.                          48,789       1,363,165
Wal-Mart Stores, Inc.               130,854       6,994,146
Walgreen Co.                        128,839       4,730,968
Whole Foods Market, Inc. (a)         13,565         372,359
                                              -------------
                                                 14,956,789

                                              -------------

FOOD PRODUCTS 1.1%
Archer-Daniels-Midland Co.          140,760       4,407,196
Campbell Soup Co.                     7,645         258,401
Dean Foods Co. (a)                   15,450         278,718
General Mills, Inc.                   3,694         261,572
Hershey Co. (The)                     2,617          93,662
Hormel Foods Corp.                    5,519         212,206
Kraft Foods, Inc. Class A (a)           496          13,481
Sara Lee Corp.                        8,276         100,802
Smithfield Foods, Inc. (a)            4,356          66,168
Tyson Foods, Inc. Class A            97,842       1,200,521
                                              -------------
                                                  6,892,727

                                              -------------

GAS UTILITIES 0.5%
Atmos Energy Corp.                   10,300         302,820
Energen Corp.                        11,540         540,072
National Fuel Gas Co.                    86           4,300
Nicor, Inc.                           5,542         233,318
ONEOK, Inc.                           7,604         338,910
Questar Corp.                        32,340       1,344,374
UGI Corp.                            13,832         334,596
                                              -------------
                                                  3,098,390
                                              -------------

HEALTH CARE EQUIPMENT & SUPPLIES 1.1%
Beckman Coulter, Inc.                 6,328         414,104
Boston Scientific Corp. (a)           1,985          17,865
CareFusion Corp. (a)                 35,979         899,835


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              71


                                     SHARES           VALUE
COMMON STOCKS (CONTINUED)
HEALTH CARE EQUIPMENT & SUPPLIES (CONTINUED)
Gen-Probe, Inc. (a)                      54   $       2,317
Hologic, Inc. (a)                    16,800         243,600
Hospira, Inc. (a)                    32,990       1,682,490
Kinetic Concepts, Inc. (a)           11,872         446,981
Medtronic, Inc.                      67,062       2,949,387
Stryker Corp.                        10,163         511,910
                                              -------------
                                                  7,168,489

                                              -------------

HEALTH CARE PROVIDERS & SERVICES 4.3%
Aetna, Inc.                          56,509       1,791,335
AmerisourceBergen Corp.              72,228       1,882,984
Cardinal Health, Inc.                13,288         428,405
CIGNA Corp.                          26,925         949,645
Community Health Systems,
  Inc. (a)                           11,817         420,685
Coventry Health Care, Inc.
  (a)                                48,029       1,166,625
Henry Schein, Inc. (a)                3,107         163,428
Humana, Inc. (a)                     48,793       2,141,525
Lincare Holdings, Inc. (a)           16,823         624,470
McKesson Corp.                       67,188       4,199,250
Medco Health Solutions, Inc.
  (a)                                82,030       5,242,537
UnitedHealth Group, Inc.             88,156       2,686,995
Universal Health Services,
  Inc. Class B                        2,982          90,951
WellPoint, Inc. (a)                  89,245       5,202,091
                                              -------------
                                                 26,990,926

                                              -------------

HEALTH CARE TECHNOLOGY 0.0%++
IMS Health, Inc.                      6,536         137,648
                                              -------------


HOTELS, RESTAURANTS & LEISURE 1.1%
Carnival Corp. (a)                   15,949         505,424
Chipotle Mexican Grill, Inc.
  Class A (a)                            10             881
Darden Restaurants, Inc.             28,239         990,342
McDonald's Corp.                     19,220       1,200,097
Starbucks Corp. (a)                 124,298       2,866,312
Starwood Hotels & Resorts
  Worldwide, Inc.                     6,100         223,077
WMS Industries, Inc. (a)              2,867         114,680
Wyndham Worldwide Corp.              50,733       1,023,285
Wynn Resorts, Ltd.                    5,276         307,221
                                              -------------
                                                  7,231,319

                                              -------------

HOUSEHOLD DURABLES 0.8%
D.R. Horton, Inc.                    77,551         842,979
Fortune Brands, Inc.                 22,053         952,690
KB Home                                 199           2,722
Leggett & Platt, Inc.                50,079       1,021,612
Lennar Corp. Class A                 36,181         462,031
Mohawk Industries, Inc. (a)           5,259         250,328
Newell Rubbermaid, Inc.              21,350         320,464
NVR, Inc. (a)                           749         532,322
Pulte Homes, Inc. (a)                94,752         947,520
Toll Brothers, Inc. (a)                  85           1,599
                                              -------------
                                                  5,334,267

                                              -------------

HOUSEHOLD PRODUCTS 2.9%
Kimberly-Clark Corp.                 70,240       4,474,991
 v  Procter & Gamble Co.
  (The)                             230,594      13,980,914
                                              -------------
                                                 18,455,905

                                              -------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.4%
AES Corp. (The) (a)                 119,595       1,591,809
Constellation Energy Group,
  Inc.                               32,527       1,143,975
                                              -------------
                                                  2,735,784

                                              -------------

INDUSTRIAL CONGLOMERATES 2.0%
3M Co.                               55,393       4,579,339
Carlisle Cos., Inc.                  11,845         405,810
General Electric Co.                521,701       7,893,336
                                              -------------
                                                 12,878,485

                                              -------------

INSURANCE 3.3%
Aflac, Inc.                          99,296       4,592,440
American Financial Group,
  Inc.                                5,260         131,237
Assurant, Inc.                       23,582         695,197
Chubb Corp. (The)                    84,331       4,147,399
Everest Re Group, Ltd.               11,903       1,019,849
First American Corp.                  6,471         214,255
HCC Insurance Holdings, Inc.         27,968         782,265
MetLife, Inc.                           316          11,171
Principal Financial Group,
  Inc.                               24,739         594,725
Progressive Corp. (The) (a)          75,282       1,354,323
Reinsurance Group of America,
  Inc.                                4,917         234,295
Torchmark Corp.                      23,861       1,048,691
Travelers Cos., Inc. (The)           97,733       4,872,967
Unum Group                           55,204       1,077,582
                                              -------------
                                                 20,776,396

                                              -------------

INTERNET & CATALOG RETAIL 0.3%
Amazon.com, Inc. (a)                  3,103         417,415
Expedia, Inc. (a)                    45,411       1,167,517
                                              -------------
                                                  1,584,932

                                              -------------

INTERNET SOFTWARE & SERVICES 2.5%
eBay, Inc. (a)                      203,040       4,779,562
 v  Google, Inc. Class A (a)         17,624      10,926,527
VeriSign, Inc. (a)                    4,944         119,843
Yahoo!, Inc. (a)                     15,952         267,674
                                              -------------
                                                 16,093,606

                                              -------------

IT SERVICES 1.3%
Affiliated Computer Services,
  Inc. Class A (a)                    3,684         219,898
Alliance Data Systems Corp.
  (a)                                    62           4,005
Broadridge Financial
  Solutions LLC                      35,892         809,723
Computer Sciences Corp. (a)          48,792       2,807,004




72    MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                     SHARES           VALUE
COMMON STOCKS (CONTINUED)
IT SERVICES (CONTINUED)
Convergys Corp. (a)                  28,194   $     303,085
DST Systems, Inc. (a)                    42           1,829
Fiserv, Inc. (a)                      4,875         236,340
Global Payments, Inc.                20,806       1,120,611
Hewitt Associates, Inc. Class
  A (a)                              18,449         779,655
Paychex, Inc.                           122           3,738
SAIC, Inc. (a)                       40,368         764,570
Total System Services, Inc.          22,306         385,225
Visa, Inc. Class A                    7,715         674,754
Western Union Co. (The)              12,244         230,799
                                              -------------
                                                  8,341,236

                                              -------------

LEISURE EQUIPMENT & PRODUCTS 0.0%++
Mattel, Inc.                         14,363         286,973
                                              -------------


LIFE SCIENCES TOOLS & SERVICES 0.0%++
Charles River Laboratories
  International, Inc. (a)                70           2,358
Pharmaceutical Product
  Development, Inc.                     124           2,907
                                              -------------
                                                      5,265

                                              -------------

MACHINERY 1.2%
Caterpillar, Inc.                    51,448       2,932,021
Cummins, Inc.                         8,047         369,035
Dover Corp.                          29,679       1,234,943
Eaton Corp.                           2,455         156,187
Harsco Corp.                         20,698         667,097
Illinois Tool Works, Inc.             6,161         295,666
Lincoln Electric Holdings,
  Inc.                                5,507         294,404
Oshkosh Corp.                        23,051         853,579
Snap-On, Inc.                         2,460         103,960
SPX Corp.                             8,038         439,679
                                              -------------
                                                  7,346,571

                                              -------------

MEDIA 4.2%
Comcast Corp. Class A               367,178       6,190,621
DIRECTV Class A (a)                 145,613       4,856,194
Gannett Co., Inc.                       524           7,781
Interpublic Group of Cos.,
  Inc. (The) (a)                     77,364         570,946
Marvel Entertainment, Inc.
  (a)                                    30           1,622
McGraw-Hill Cos., Inc. (The)         17,670         592,122
Omnicom Group, Inc.                  99,873       3,910,028
Scripps Networks Interactive
  Class A                            10,840         449,860
Time Warner Cable, Inc.              86,852       3,594,804
Time Warner, Inc.                   159,301       4,642,031
Viacom, Inc. Class B (a)             32,291         960,012
Walt Disney Co. (The)                15,787         509,131
Washington Post Co. Class B             762         334,975
                                              -------------
                                                 26,620,127
                                              -------------

METALS & MINING 1.6%
Allegheny Technologies, Inc.          3,833         171,603
Cliffs Natural Resources,
  Inc.                               12,250         564,602
Commercial Metals Co.                 6,984         109,299
Freeport-McMoRan Copper &
  Gold, Inc. (a)                     35,861       2,879,280
Nucor Corp.                          90,120       4,204,098
Reliance Steel & Aluminum
  Co.                                16,241         701,936
Steel Dynamics, Inc.                 48,319         856,213
Titanium Metals Corp. (a)             3,390          42,443
United States Steel Corp.            11,173         615,856
                                              -------------
                                                 10,145,330

                                              -------------

MULTI-UTILITIES 0.3%
Ameren Corp.                          9,531         266,392
DTE Energy Corp.                      8,005         348,938
Integrys Energy Group, Inc.          12,397         520,550
MDU Resources Group, Inc.            36,523         861,943
OGE Energy Corp.                      3,007         110,928
PG&E Corp.                              108           4,822
                                              -------------
                                                  2,113,573

                                              -------------

MULTILINE RETAIL 1.8%
Big Lots, Inc. (a)                   22,376         648,456
Dollar Tree, Inc. (a)                12,353         596,650
Family Dollar Stores, Inc.           21,060         586,100
J.C. Penney Co., Inc.                66,909       1,780,449
Kohl's Corp. (a)                     39,670       2,139,403
Macy's, Inc.                         61,016       1,022,628
Nordstrom, Inc.                      52,587       1,976,219
Sears Holdings Corp. (a)              6,115         510,297
Target Corp.                         45,894       2,219,893
                                              -------------
                                                 11,480,095

                                              -------------

OIL, GAS & CONSUMABLE FUELS 9.4%
Apache Corp.                         30,695       3,166,803
Chesapeake Energy Corp.              77,008       1,992,967
Chevron Corp.                       102,743       7,910,184
Cimarex Energy Co.                   16,093         852,446
ConocoPhillips                       81,272       4,150,561
Devon Energy Corp.                   33,638       2,472,393
Encore Acquisition Co. (a)            8,982         431,316
EOG Resources, Inc.                  19,815       1,928,000
 v  ExxonMobil Corp.                188,797      12,874,068
Hess Corp.                               88           5,324
Marathon Oil Corp.                  138,915       4,336,926
Murphy Oil Corp.                     30,222       1,638,032
Newfield Exploration Co.(a)          34,162       1,647,633
Occidental Petroleum Corp.           16,584       1,349,108
Peabody Energy Corp.                 29,000       1,311,090
Plains Exploration &
  Production Co. (a)                    106           2,932
Tesoro Corp.                         27,978         379,102


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              73


                                     SHARES           VALUE
COMMON STOCKS (CONTINUED)
OIL, GAS & CONSUMABLE FUELS (CONTINUED)
Williams Cos., Inc.                 149,137   $   3,143,808
XTO Energy, Inc.                    218,074      10,146,983
                                              -------------
                                                 59,739,676
                                              -------------

PAPER & FOREST PRODUCTS 0.8%
International Paper Co.             139,097       3,725,018
MeadWestvaco Corp.                   49,778       1,425,144
                                              -------------
                                                  5,150,162

                                              -------------

PERSONAL PRODUCTS 0.3%
Alberto-Culver Co.                    2,476          72,522
Estee Lauder Cos., Inc. (The)
  Class A                            36,614       1,770,653
                                              -------------
                                                  1,843,175

                                              -------------

PHARMACEUTICALS 5.1%
Abbott Laboratories                  54,949       2,966,697
Bristol-Myers Squibb Co.              1,440          36,360
Eli Lilly & Co.                       6,558         234,186
Endo Pharmaceuticals
  Holdings, Inc. (a)                 30,125         617,864
Forest Laboratories, Inc. (a)        96,984       3,114,156
Johnson & Johnson                   143,337       9,232,336
King Pharmaceuticals, Inc.
  (a)                                59,810         733,869
Merck & Co., Inc.                    75,834       2,770,974
 v  Pfizer, Inc.                    682,967      12,423,170
Valeant Pharmaceuticals
  International (a)                   8,850         281,341
Watson Pharmaceuticals, Inc.
  (a)                                 4,096         162,243
                                              -------------
                                                 32,573,196

                                              -------------

PROFESSIONAL SERVICES 0.2%
Manpower, Inc.                       20,223       1,103,771
Robert Half International,
  Inc.                                  202           5,400
                                              -------------
                                                  1,109,171

                                              -------------

REAL ESTATE INVESTMENT TRUSTS 0.4%
Public Storage                       31,862       2,595,160
Simon Property Group, Inc.                2             159
                                              -------------
                                                  2,595,319
                                              -------------

ROAD & RAIL 0.3%
Burlington Northern Santa Fe
  Corp.                               8,475         835,804
Kansas City Southern (a)              3,199         106,495
Ryder System, Inc.                   15,818         651,227
                                              -------------
                                                  1,593,526

                                              -------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 2.1%
Intel Corp.                         266,637       5,439,395
Micron Technology, Inc. (a)         264,756       2,795,823
Novellus Systems, Inc. (a)              130           3,034
Texas Instruments, Inc.             196,709       5,126,237
                                              -------------
                                                 13,364,489
                                              -------------

SOFTWARE 4.8%
BMC Software, Inc. (a)                   68           2,727
CA, Inc.                            127,936       2,873,443
Compuware Corp. (a)                  57,606         416,491
 v  Microsoft Corp.                 596,719      18,193,963
Novell, Inc. (a)                     14,868          61,702
Oracle Corp.                        230,266       5,650,728
Sybase, Inc. (a)                     20,909         907,451
Symantec Corp. (a)                  150,463       2,691,783
Synopsys, Inc. (a)                      150           3,342
                                              -------------
                                                 30,801,630

                                              -------------

SPECIALTY RETAIL 3.0%
Abercrombie & Fitch Co. Class
  A                                  28,064         978,030
Advance Auto Parts, Inc.             24,630         997,022
Aeropostale, Inc. (a)                   108           3,677
AutoNation, Inc. (a)                 11,050         211,608
AutoZone, Inc. (a)                    1,205         190,474
GameStop Corp. Class A (a)            2,264          49,672
Gap, Inc. (The)                     153,048       3,206,356
Home Depot, Inc. (The)               64,047       1,852,880
Limited Brands, Inc.                 85,804       1,650,869
Lowe's Cos., Inc.                       226           5,286
Office Depot, Inc. (a)               77,525         500,036
PetSmart, Inc.                       32,281         861,580
RadioShack Corp.                     14,621         285,110
Ross Stores, Inc.                    34,108       1,456,753
Sherwin-Williams Co. (The)           31,291       1,929,090
Staples, Inc.                       178,333       4,385,209
Williams-Sonoma, Inc.                24,031         499,364
                                              -------------
                                                 19,063,016

                                              -------------

TEXTILES, APPAREL & LUXURY GOODS 0.4%
Coach, Inc.                          22,789         832,482
NIKE, Inc. Class B                    3,817         252,189
Phillips-Van Heusen Corp.             6,540         266,047
Polo Ralph Lauren Corp.              13,287       1,075,982
VF Corp.                              2,701         197,821
                                              -------------
                                                  2,624,521

                                              -------------

THRIFTS & MORTGAGE FINANCE 0.2%
First Niagara Financial
  Group, Inc.                            58             807
Hudson City Bancorp, Inc.            78,189       1,073,535
                                              -------------
                                                  1,074,342

                                              -------------

TOBACCO 1.3%
Philip Morris International,
  Inc.                              150,406       7,248,065
Reynolds American, Inc.              22,531       1,193,467
                                              -------------
                                                  8,441,532

                                              -------------

TRADING COMPANIES & DISTRIBUTORS 0.3%
W.W. Grainger, Inc.                  20,144       1,950,543
                                              -------------






74    MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                     SHARES           VALUE
COMMON STOCKS (CONTINUED)
WIRELESS TELECOMMUNICATION SERVICES 0.4%
Sprint Nextel Corp. (a)             518,228   $   1,896,715
Telephone and Data Systems,
  Inc.                               24,046         815,640
                                              -------------
                                                  2,712,355
                                              -------------
Total Common Stocks
  (Cost $587,915,769)                           632,407,930
                                              -------------


EXCHANGE TRADED FUND 0.3% (C)
-----------------------------------------------------------

S&P 500 Index-SPDR Trust
  Series 1                           19,653       2,190,130
                                              -------------
Total Exchange Traded Fund
  (Cost $2,166,043)                               2,190,130
                                              -------------

                                  PRINCIPAL
                                     AMOUNT           VALUE
SHORT-TERM INVESTMENT 0.2%
-----------------------------------------------------------

REPURCHASE AGREEMENT 0.2%
State Street Bank and Trust
  Co.
  0.005%, dated 12/31/09
  due 01/04/10
  Proceeds at Maturity
  $974,319 (Collateralized by
  a United States Treasury
  Bill with a rate of 0.047%
  and a maturity date of
  3/18/10, with a Principal
  Amount of $995,000 and a
  Market Value of $994,901)        $974,318   $     974,318
                                              -------------
Total Short-Term Investment
  (Cost $974,318)                                   974,318
                                              -------------
Total Investments
  (Cost $591,056,130) (d)             100.0%    635,572,378
Other Assets, Less
  Liabilities                           0.0++       137,043
                                      -----    ------------
Net Assets                            100.0%  $ 635,709,421
                                      =====    ============




++   Less than one-tenth of a percent.
(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  Exchange Traded Fund--represents a basket
     of securities that is traded on an
     exchange.
(d)  At December 31, 2009, cost is
     $614,082,530 for federal income tax
     purposes and net unrealized appreciation
     is as follows:




Gross unrealized appreciation      $ 65,174,720
Gross unrealized depreciation       (43,684,872)
                                   ------------
Net unrealized appreciation        $ 21,489,848
                                   ============



The following is a summary of the fair valuations according to inputs used as of December 31, 2009, for valuing the Portfolio's assets.

ASSET VALUATION INPUTS

                                                      QUOTED
                                                   PRICES IN
                                                     ACTIVE    SIGNIFICANT
                                                 MARKETS FOR          OTHER      SIGNIFICANT
                                                  IDENTICAL     OBSERVABLE     UNOBSERVABLE
                                                      ASSETS         INPUTS           INPUTS
 DESCRIPTION                                       (LEVEL 1)      (LEVEL 2)        (LEVEL 3)           TOTAL
Investments in Securities (a)
  Common Stocks                                 $632,407,930       $     --              $--    $632,407,930
  Exchange Traded Fund                             2,190,130             --               --       2,190,130
  Short-Term Investment
     Repurchase Agreement                                 --        974,318               --         974,318
                                                ------------       --------         --------    ------------
Total Investments in Securities                 $634,598,060       $974,318         $     --    $635,572,378
                                                ============       ========         ========    ============




(a) For detailed industry descriptions, see the Portfolio of Investments.

At December 31, 2009, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              75

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009


ASSETS:
Investment in securities, at value
  (identified cost $591,056,130)     $ 635,572,378
Receivables:
  Dividends and interest                   646,032
  Fund shares sold                         158,687
Other assets                                 1,115
                                     -------------
     Total assets                      636,378,212
                                     -------------
LIABILITIES:
Payables:
  Manager (See Note 3)                     294,592
  Fund shares redeemed                     268,833
  Professional fees                         36,235
  Shareholder communication                 32,873
  Custodian                                 16,619
  NYLIFE Distributors (See Note 3)          13,175
  Directors                                  1,843
Accrued expenses                             4,621
                                     -------------
     Total liabilities                     668,791
                                     -------------
Net assets                           $ 635,709,421
                                     =============
NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                         $     439,286
Additional paid-in capital             843,026,261
                                     -------------
                                       843,465,547
Accumulated undistributed net
  investment income                      9,852,615
Accumulated net realized loss on
  investments                         (262,124,989)
Net unrealized appreciation on
  investments                           44,516,248
                                     -------------
Net assets                           $ 635,709,421
                                     =============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $ 573,296,261
                                     =============
Shares of capital stock outstanding     39,597,314
                                     =============
Net asset value per share
  outstanding                        $       14.48
                                     =============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $  62,413,160
                                     =============
Shares of capital stock outstanding      4,331,300
                                     =============
Net asset value per share
  outstanding                        $       14.41
                                     =============






76    MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009


INVESTMENT INCOME:
INCOME:
  Dividends                          $  13,534,722
  Interest                                     296
                                     -------------
     Total income                       13,535,018
                                     -------------
EXPENSES:
  Manager (See Note 3)                   3,282,705
  Distribution and
     service--Service Class (See
     Note 3)                               133,096
  Professional fees                        105,302
  Shareholder communication                 95,572
  Custodian                                 36,500
  Directors                                 27,277
  Miscellaneous                             32,348
                                     -------------
     Total expenses                      3,712,800
                                     -------------
Net investment income                    9,822,218
                                     -------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
Net realized loss on investments      (116,878,806)
Net change in unrealized
  depreciation on investments          231,791,692
                                     -------------
Net realized and unrealized gain
  on investments                       114,912,886
                                     -------------
Net increase in net assets
  resulting from operations          $ 124,735,104
                                     =============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              77

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND DECEMBER 31, 2008


                                       2009             2008
DECREASE IN NET ASSETS:
Operations:
 Net investment income        $   9,822,218   $   12,000,059
 Net realized loss on
  investments                  (116,878,806)    (135,730,552)
 Net change in unrealized
  appreciation
  (depreciation) on
  investments                   231,791,692     (243,427,858)
                              ------------------------------
 Net increase (decrease) in
  net assets resulting from
  operations                    124,735,104     (367,158,351)
                              ------------------------------

Dividends and distributions to
 shareholders:
 From net investment income:
    Initial Class               (11,018,098)     (11,991,028)
    Service Class                  (969,797)        (857,793)
                              ------------------------------
                                (11,987,895)     (12,848,821)
                              ------------------------------
 From net realized gain on investments:
    Initial Class                        --     (108,148,699)
    Service Class                        --       (9,443,368)
                              ------------------------------
                                         --     (117,592,067)
                              ------------------------------
 Total dividends and
  distributions to
  shareholders                  (11,987,895)    (130,440,888)
                              ------------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         33,977,280      105,522,244
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              11,987,895      130,440,888
 Cost of shares redeemed       (159,594,680)    (117,969,547)
                              ------------------------------
    Increase (decrease) in
     net assets derived from
     capital share
     transactions              (113,629,505)     117,993,585
                              ------------------------------
    Net decrease in net
     assets                        (882,296)    (379,605,654)

NET ASSETS:
Beginning of year               636,591,717    1,016,197,371
                              ------------------------------
End of year                   $ 635,709,421   $  636,591,717
                              ==============================
Accumulated undistributed
 net investment income at
 end of year                  $   9,852,615   $   11,991,419
                              ==============================






78    MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                       This page intentionally left blank



                                                     mainstayinvestments.com  79

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                  INITIAL CLASS
                            --------------------------------------------------------
                                             YEAR ENDED DECEMBER 31,

                            --------------------------------------------------------
                              2009        2008        2007        2006        2005
Net asset value at
  beginning of year         $  12.06    $  23.60    $  24.51    $  21.62    $  20.52
                            --------    --------    --------    --------    --------
Net investment income           0.21 (a)    0.22        0.32 (a)    0.31 (a)    0.33 (a)
Net realized and
  unrealized gain (loss)
  on investments                2.48       (8.72)       1.01        3.26        1.25
                            --------    --------    --------    --------    --------
Total from investment
  operations                    2.69       (8.50)       1.33        3.57        1.58
                            --------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                    (0.27)      (0.30)      (0.32)      (0.14)      (0.22)
  From net realized gain
     on investments               --       (2.74)      (1.92)      (0.54)      (0.26)
                            --------    --------    --------    --------    --------
Total dividends and
  distributions                (0.27)      (3.04)      (2.24)      (0.68)      (0.48)
                            --------    --------    --------    --------    --------
Net asset value at end of
  year                      $  14.48    $  12.06    $  23.60    $  24.51    $  21.62
                            ========    ========    ========    ========    ========
Total investment return        22.40%     (36.39%)      5.14%      16.47%       7.70%(b)
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         1.66%       1.44%       1.26%       1.35%       1.58%
  Net expenses                  0.60%       0.56%       0.50%       0.52%       0.30%
  Expenses (before
     reimbursement)             0.60%       0.56%       0.50%       0.52%       0.50%
Portfolio turnover rate          100%        111%        105%         90%         83%
Net assets at end of year
  (in 000's)                $573,296    $585,158    $932,918    $950,660    $863,109




(a)  Per share data based on average shares outstanding during the period.
(b) Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 7.49% and 7.22% for Initial Class shares and Service
     Class shares, respectively, for the year ended December 31, 2005.





80    MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                               SERVICE CLASS
      --------------------------------------------------------------
                          YEAR ENDED DECEMBER 31,
      --------------------------------------------------------------

             2009             2008       2007       2006       2005

            $ 12.00         $ 23.48    $ 24.41    $ 21.56    $ 20.49
            -------         -------    -------    -------    -------
               0.17 (a)        0.23       0.25 (a)   0.25 (a)   0.28 (a)
               2.47           (8.72)      1.02       3.24       1.23
            -------         -------    -------    -------    -------
               2.64           (8.49)      1.27       3.49       1.51
            -------         -------    -------    -------    -------

              (0.23)          (0.25)     (0.28)     (0.10)     (0.18)
                 --           (2.74)     (1.92)     (0.54)     (0.26)
            -------         -------    -------    -------    -------
              (0.23)          (2.99)     (2.20)     (0.64)     (0.44)
            -------         -------    -------    -------    -------
            $ 14.41         $ 12.00    $ 23.48    $ 24.41    $ 21.56
            =======         =======    =======    =======    =======
              22.08%         (36.55%)     4.88%     16.18%      7.39%(b)

               1.39%           1.18%      1.01%      1.11%      1.33%
               0.85%           0.81%      0.75%      0.77%      0.55%
               0.85%           0.81%      0.75%      0.77%      0.75%
                100%            111%       105%        90%        83%
            $62,413         $51,434    $83,279    $65,138    $47,311






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.     mainstayinvestments.com
                                                                              81

NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION AND BUSINESS:

MainStay VP Series Fund, Inc. (the "Fund") was incorporated under Maryland law on June 3, 1983. The Fund is registered under the Investment Company Act of 1940, as amended ("Investment Company Act"), as an open-end diversified management investment company and is comprised of twenty Portfolios. These financial statements relate solely to the Bond and Common Stock Portfolios, which commenced operations on January 23, 1984, and Cash Management Portfolio, which commenced operations on January 29, 1993, (the "Portfolios"; each separately a "Portfolio") and are separate series of the Fund. Shares of the Portfolios are currently offered to New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC's MFA Separate Account-I, MFA Separate Account-II and VLI Separate Account (collectively, "Separate Accounts"). The MFA Separate Accounts are used to fund multi-funded retirement annuity contracts and the VLI Separate Account is used to fund variable life insurance policies issued by NYLIAC.

On May 13, 2003, the Fund's Board of Directors ("Board") adopted a Multiple Class Plan under which the existing shares of each of the Fund's Portfolios, except the Cash Management Portfolio, were re-classified as Initial Class shares, and a second class of shares, the Service Class, was established. The classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares. Contract owners of variable annuity contracts purchased after June 2, 2003 are permitted to invest only in the Service Class shares. The Bond and Common Stock Portfolios Service Class shares commenced operations on June 4, 2003 and June 5, 2003, respectively.

The investment objectives for each of the Portfolios of the Fund are as follows:

BOND: to seek the highest income over the long term consistent with preservation of principal.

CASH MANAGEMENT: to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

COMMON STOCK: to seek long-term growth of capital, with income as a secondary consideration.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

Each Portfolio prepares its financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") and follows the significant accounting policies described below.

(A) VALUATION OF CASH MANAGEMENT PORTFOLIO SHARES.   The Cash Management
Portfolio seeks to maintain a net asset value ("NAV") of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do so. An investment in the Cash Management Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(B) SECURITIES VALUATION.   Equity securities are valued at the latest quoted
sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Portfolios are open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades.

Debt securities are valued at prices supplied by a pricing agent or broker selected by the Portfolio's Manager (as defined in Note 3(A)), in consultation with the Portfolio's Subadvisor (as defined in Note 3(A)), if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Portfolio's Manager, in consultation with the Portfolio's Subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange on each valuation date. Investments in other mutual funds are valued at their net asset values ("NAVs") at the close of the New York Stock Exchange on the valuation date.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("short-term investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Portfolio securities held by the Cash Management Portfolio are valued at their amortized cost, which approximates market value.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the


82    MainStay VP Series Fund, Inc.

market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of a Portfolio's Manager or Subadvisor (if applicable), reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At December 31, 2009, the Portfolios did not hold securities that were valued in such a manner.

"Fair value" is defined as the price that a Portfolio would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework which has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Portfolio's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of December 31, 2009, for each Portfolio's investments is included at the end of each Portfolio's respective Portfolio of Investments.

The valuation techniques used by the Portfolios to measure fair value during the year ended December 31, 2009, maximized the use of observable inputs and minimized the use of unobservable inputs. The Portfolios may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the year ended December 31, 2009, there have been no changes to the fair value methodologies.

Generally, securities are considered illiquid if they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Their illiquidity might prevent the sale of such securities at a time when the Manager or Subadvisor, if any, as defined might wish to sell, and these securities could have the effect of decreasing the overall level of a Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Portfolio to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Portfolio. Under the supervision of the Board, the Manager or Subadvisor, if any, determines the liquidity of a Portfolio's investments; in doing so, the Manager or Subadvisor, if any, may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

(C) FEDERAL INCOME TAXES.   Each of the Portfolios is treated as a separate
entity for federal income tax purposes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by the Portfolios from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is

                                                  mainstayinvestments.com     83

"more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolios' tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Portfolios' financial statements. The Portfolios' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS.   Dividends and distributions
are recorded on the ex-dividend date. For the Cash Management Portfolio, dividends are declared daily and paid monthly and distributions of net realized capital gains, if any, are declared and paid annually. Each of the other Portfolios intends to declare and pay dividends of net investment income and distributions of net realized gain and currency gains, if any, at least once a year. All dividends and distributions are reinvested in shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME.   Each Portfolio records
security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term investments, for all Portfolios are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term investments are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of each Portfolio are allocated to the separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) EXPENSES.   Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than expenses incurred under the Distribution and Service Plan, further discussed in Note 3(C), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative NAVs on the date the expenses are incurred. The expenses borne by each Portfolio, including those of related parties to the Portfolios, are shown on each Portfolio's Statement of Operations.

(G) USE OF ESTIMATES.   In preparing financial statements in conformity with
GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H) FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (i.e., foreign currency, interest rate, security, or securities index.) The Portfolios are subject to equity price risk and interest price risk in the normal course of investing in these transactions. The Portfolios enter into futures contracts for hedging purposes, managing the duration and yield curve profile, market exposure or to enhance income. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. A Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, each Portfolio's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. The Bond Portfolio, invests in futures contracts to help manage the duration and yield curve of the portfolio. A Portfolio's investment in futures contracts and other derivatives may increase the volatility of the Portfolio's NAV and may result in a loss to the Portfolio.

(I) MORTGAGE DOLLAR ROLLS.   Certain Portfolios may enter into mortgage dollar
roll ("MDR") transactions in which they sell mortgage-backed securities ("MBS") from their portfolios to a counterparty from whom they simultaneously agree to buy a similar security on a delayed delivery basis. The MDR transactions of the Portfolios are


84    MainStay VP Series Fund, Inc.

classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolios have agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, a Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Portfolios maintain liquid assets from their respective portfolios having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Portfolios at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(J) REPURCHASE AGREEMENTS.   Each Portfolio may enter into repurchase agreements
to earn income. The Portfolios may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, if any, to be creditworthy, pursuant to guidelines established by the Fund's Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Repurchase agreements are considered under the Investment Company Act to be collateralized loans by a Portfolio to the seller secured by the securities transferred to the Portfolio.

When a Portfolio invests in repurchase agreements, the Portfolio's custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Portfolios.

(K) SECURITIES LENDING.   In order to realize additional income, the Bond and
Common Stock Portfolios may engage in securities lending, subject to the limitations set forth in the Investment Company Act. In the event the Portfolios do engage in securities lending, the Portfolios will lend through their custodian, State Street Bank and Trust Company ("State Street"). State Street will manage the Portfolios' cash collateral in accordance with the Lending Agreement between the Portfolios and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Portfolios may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolios may also record a realized gain or loss on securities deemed sold due to the borrower's inability to return securities on loan. The Portfolios will receive compensation for lending their securities in the form of fees or they retain a portion of interest on the investment of any cash received as collateral. The Portfolios will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolios.

Although the Portfolios and New York Life Investments have temporarily suspended securities lending, the Portfolios and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Portfolios had no portfolio securities on loan as of December 31, 2009.

(L) CONCENTRATION OF RISK.   The ability of issuers of debt securities held by
the Portfolios to meet their obligations may be affected by economic developments in a specific industry or region.

(M) INDEMNIFICATIONS.   Under the Fund's organizational documents, its officers
and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolios enter into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolios.

(N) QUANTITATIVE DISCLOSURE OF DERIVATIVE HOLDINGS.   The following tables show
additional disclosures about the Bond Portfolio's derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio's financial

                                                  mainstayinvestments.com     85
positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of Derivatives as of December 31, 2009:

BOND PORTFOLIO

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2009.

REALIZED LOSS

                            STATEMENT OF      INTEREST
                              OPERATIONS          RATE
                                LOCATION          RISK         TOTAL
FUTURES CONTRACTS           Net realized
                         loss on futures
                            transactions   $(1,297,467)  $(1,297,467)
                                           -------------------------
Total Realized Loss                        $(1,297,467)  $(1,297,467)
                                           =========================



NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                                      INTEREST
                                          RATE
                                          RISK   TOTAL
Futures Contracts (2)                      194     194
                                      ================




(1) Amount disclosed represents the weighted average held during the twelve-month period.

(2) Amount(s) represent(s) number of contracts or number of shares/units.

NOTE 3--FEES AND RELATED PARTY TRANSACTIONS:

(A) INVESTMENT ADVISORY, SUBADVISORY AND ADMINISTRATION FEES.   New York Life
Investment Management LLC ("New York Life Investments" or "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as investment manager to the Portfolios under an Amended and Restated Management Agreement ("Management Agreement"). New York Life Investments manages the Bond and Cash Management Portfolios directly without the use of a Subadvisor. Madison Square Investors LLC, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Investments, serves as Subadvisor to the Common Stock Portfolio, under the terms of a Subadvisory Agreement with New York Life Investments. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

As manager, New York Life Investments also serves as administrator for the Fund. New York Life Investments provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolios. These administrative services are provided pursuant to the Management Agreement referenced above.

State Street, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Portfolios pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of each Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolios' respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolios' administrative operations. For providing these services to the Portfolios, State Street is compensated by New York Life Investments.

The Fund, on behalf of each Portfolio, pays New York Life Investments in its capacity as the Portfolios' investment manager and administrator, the monthly fee for the services performed and the facilities furnished at an approximate annual percentage of the average daily net assets of each Portfolio set forth in the table below. Where indicated, New York Life Investments has voluntarily agreed to waive fees and/or reimburse expenses with respect to certain Portfolios. The voluntary waivers/reimbursements may be discontinued at any time. Voluntary waivers/reimbursements are not subject to recoupment.

                                     ANNUAL RATE
Bond Portfolio                              0.50%(a)
------------------------------------------------
Cash Management Portfolio                   0.45%(b)
------------------------------------------------
Common Stock Portfolio                      0.55%(c)
------------------------------------------------



(a) On assets up to $500 million, 0.475% from $500 million to $1 billion and 0.45% on assets in excess of $1 billion.

(b) On assets up to $500 billion and 0.40% from $500 million to $1 billion and 0.35% on assets in excess of $1 billion. For the year ended December 31, 2009, New York Life Investments waived its fees in the amount of $911,920, which may not be recouped by New York Life Investments.

(c) On assets up to $500 million, 0.525% from $500 million to $1 billion and 0.50% on a assets in excess of $1 billion.

(B) DISTRIBUTOR.   NYLIFE Distributors LLC ("NYLIFE Distributors"), an indirect, wholly-owned subsidiary of New York Life, serves as distributor (the "Distributor") to the Service Class shares of all Portfolios offering such shares, pursuant to a Distribution and Service Agreement.

(C) DISTRIBUTION AND SERVICE FEES.   With respect to the Service Class shares of
all Portfolios, except the Cash Management Portfolio, the Fund has adopted a Distribution and Service Plan in accordance with the provisions of Rule 12b-1 under the Investment Company Act. Under the Distribution and Service Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative


86    MainStay VP Series Fund, Inc.

support services to Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of each Portfolio.

(D) OTHER. Fees for a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments are charged to the Portfolios in proportion to the net assets of each respective Portfolio. For the year ended December 31, 2009, these fees, which are included in Professional fees shown on the Statement of Operations, are as follows:

Bond Portfolio                          $17,127
-----------------------------------------------
Cash Management Portfolio                27,356
-----------------------------------------------
Common Stock Portfolio                   15,781
-----------------------------------------------



NOTE 4--FEDERAL INCOME TAX:

At December 31, 2009, the components of accumulated gain (loss) on a tax basis were as follows:

                                                      ACCUMULATED         OTHER          UNREALIZED         TOTAL
                                         ORDINARY       CAPITAL         TEMPORARY        APPRECIATED     ACCUMULATED
                                          INCOME      GAIN (LOSS)      DIFFERENCES     (DEPRECIATION)    GAIN (LOSS)
Bond Portfolio                         $35,618,099   $   1,243,857   $            --   $ 1,900,952      $  38,762,908
---------------------------------------------------------------------------------------------------------------------
Cash Management Portfolio                   60,912              --                --            --             60,912
---------------------------------------------------------------------------------------------------------------------
Common Stock Portfolio                   9,852,615    (239,098,589)               --    21,489,848       (207,756,126)
---------------------------------------------------------------------------------------------------------------------



The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale loss deferrals and straddle loss deferrals.

The following table discloses the current year reclassifications between accumulated undistributed net investment income, accumulated net realized loss on investments and additional paid-in-capital, arising from permanent differences; net assets at December 31, 2009 are not affected.

                                                     ACCUMULATED         ACCUMULATED
                                                  UNDISTRIBUTED NET   UNDISTRIBUTED NET      ADDITIONAL
                                                        INCOME          REALIZED LOSS     PAID-IN-CAPITAL
Bond Portfolio                                         $564,131           $(564,131)      $            --
---------------------------------------------------------------------------------------------------------
Cash Management Portfolio                                60,912             (60,912)                   --
---------------------------------------------------------------------------------------------------------
Common Stock Portfolio                                   26,873             (26,873)                   --
---------------------------------------------------------------------------------------------------------



The reclassifications for the Portfolios are primarily due to distribution redesignation, mortgage dollar roll income, tender offer and AIG Fair Fund Litigation Settlement.

At December 31, 2009, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Common Stock Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

                                                          CAPITAL LOSS
                                                             AVAILABLE    AMOUNTS       CAPITAL LOSS
                                                               THROUGH    (000'S)   DEFERRED (000'S)
Common Stock Portfolio                                            2016   $129,047    $            --
                                                                  2017    110,052                 --
----------------------------------------------------------------------------------------------------
Total                                                                    $239,099    $            --
----------------------------------------------------------------------------------------------------



Dividends to shareholders from net investment income and distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets for the years ended December 31, 2009 and December 31, 2008, represent tax-based

                                                  mainstayinvestments.com     87
distributions of ordinary income and net long-term capital gains, respectively, except for the Portfolios for which the tax components of the distributions are shown below.

                                                   2009                                          2008
                                -----------------------------------------     -----------------------------------------
                                         TAX-BASED              TAX-BASED              TAX-BASED              TAX-BASED
                                DISTRIBUTIONS FROM     DISTRIBUTIONS FROM     DISTRIBUTIONS FROM     DISTRIBUTIONS FROM
                                   ORDINARY INCOME        LONG-TERM GAINS        ORDINARY INCOME        LONG-TERM GAINS
Bond Portfolio                         $33,414,806        $            --            $27,885,999            $        --
-----------------------------------------------------------------------------------------------------------------------
Common Stock Portfolio                  11,987,895                     --             39,292,658             91,148,230
-----------------------------------------------------------------------------------------------------------------------



NOTE 5--CUSTODIAN:

State Street is the custodian of the cash and the securities of the Portfolios. Custodial fees are charged to the Portfolios based on the market value of securities in the Portfolios and the number of certain cash transactions incurred by the Portfolios.

NOTE 6--LINE OF CREDIT:

The Bond and Common Stock Portfolios, along with the other Portfolios of the Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests.

Effective September 2, 2009, the line of credit was reduced from $160,000,000 to $125,000,000 and the commitment fee rate was increased from an annual rate of 0.08% to an annual rate of 0.10% of the average commitment amount, plus a 0.04% up-front payment, payable regardless of usage, to The Bank of New York Mellon, which serves as agent to the syndicate. The commitment fee and upfront payment are allocated among the funds and the Portfolios based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. There were no borrowings made or outstanding with respect to the Portfolios on the line of credit during the year ended December 31, 2009.

NOTE 7--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2009, purchases and sales of securities, other than short-term securities and securities subject to repurchase transactions, were as follows:

                                                                        COMMON STOCK
                                              BOND PORTFOLIO              PORTFOLIO
                                         -----------------------    --------------------
                                          PURCHASES      SALES      PURCHASES     SALES
U.S. Government Securities               $  552,738   $  600,249     $     --   $     --
----------------------------------------------------------------------------------------
All Others                                  625,576      424,473      600,101    710,841
----------------------------------------------------------------------------------------
Total                                    $1,178,314   $1,024,722     $600,101   $710,841
----------------------------------------------------------------------------------------






88    MainStay VP Series Fund, Inc.

NOTE 8--CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares for the year ended December 31, 2009, and the year ended December 31, 2008, were as follows:

BOND PORTFOLIO

 INITIAL CLASS                    SHARES          AMOUNT
Year ended December 31,
  2009:
Shares sold                    7,707,660   $ 109,185,957
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,672,245      23,707,301
Shares redeemed               (5,709,399)    (79,505,662)
                             ---------------------------
Net increase                   3,670,506   $  53,387,596
                             ===========================
Year ended December 31,
  2008:
Shares sold                    7,506,622   $ 104,835,197
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            1,537,820      20,107,978
Shares redeemed              (12,812,028)   (177,917,008)
                             ---------------------------
Net decrease                  (3,767,586)  $ (52,973,833)
                             ===========================





 SERVICE CLASS                    SHARES         AMOUNT
Year ended December 31, 2009:
Shares sold                    4,079,516   $ 57,555,371
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              688,489      9,707,505
Shares redeemed               (2,202,533)   (30,751,586)
                              -------------------------
Net increase                   2,565,472   $ 36,511,290
                              =========================
Year ended December 31,
  2008:
Shares sold                    5,046,444   $ 70,776,752
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              597,789      7,778,021
Shares redeemed               (2,432,500)   (33,578,177)
                              -------------------------
Net increase                   3,211,733   $ 44,976,596
                              =========================



CASH MANAGEMENT PORTFOLIO

 INITIAL CLASS (AT $1 PER SHARE)          SHARES
Year ended December 31, 2009:
Shares sold                          495,013,225
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                          470,187
Shares redeemed                     (826,246,338)
                                    -----------------
Net decrease                        (330,762,926)
                                    =================
Year ended December 31, 2008:
Shares sold                          906,945,592
Shares issued to shareholders in
  reinvestment of dividends and
  distributions                       17,443,922
Shares redeemed                     (433,791,350)
                                    -----------------
Net increase                         490,598,164
                                    =================



COMMON STOCK PORTFOLIO

 INITIAL CLASS                    SHARES          AMOUNT
Year ended December 31, 2009:
Shares sold                    2,475,234   $  28,065,456
Shares issued to
  shareholders in
  reinvestment of dividends      797,209      11,018,098
Shares redeemed              (12,204,498)   (153,415,868)
                             ---------------------------
Net decrease                  (8,932,055)  $(114,332,314)
                             ===========================
Year ended December 31,
  2008:
Shares sold                    5,089,064   $  96,317,385
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions            9,653,373     120,139,727
Shares redeemed               (5,747,261)   (107,237,637)
                             ---------------------------
Net increase                   8,995,176   $ 109,219,475
                             ===========================


 SERVICE CLASS                    SHARES          AMOUNT
Year ended December 31, 2009:
Shares sold                      487,862   $   5,911,824
Shares issued to
  shareholders in
  reinvestment of dividends       70,461         969,797
Shares redeemed                 (513,743)     (6,178,812)
                             ---------------------------
Net increase                      44,580   $     702,809
                             ===========================
Year ended December 31,
  2008:
Shares sold                      479,346   $   9,204,859
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              831,454      10,301,161
Shares redeemed                 (571,263)    (10,731,910)
                             ---------------------------
Net increase                     739,537   $   8,774,110
                             ===========================



NOTE 9--MONEY MARKET GUARANTEE PROGRAM:

The following discussion pertains only to the Cash Management Portfolio.

The Portfolio participated in the U.S. Treasury Department's Temporary Money Market Fund Guarantee Program (the "Program"). The Program sought to guarantee the NAVs of certain shares of participating money market funds as of September 19, 2008. To the extent that funds were available in the Program, any shares held by an investor in the Portfolios as of the close of business on September 19, 2008 were insured against loss during the duration of the Program - September 19, 2008 through September 18, 2009. The total cost of these payments equaled approximately 0.03% of the applicable assets of the Portfolio. This expense was borne by the Portfolio without regard to any expense limitation then in effect.


                                                  mainstayinvestments.com     89

NOTE 10--OTHER MATTERS:

On May 27, 2009, New York Life Investments settled charges by the Securities and Exchange Commission ("SEC") relating to the MainStay Equity Index Fund (the "Equity Index Fund"), an S&P 500 index fund created in 1990 and sold through 2002, at which time it was closed to new investors and new investments. The Equity Index Fund is a series of The MainStay Funds, a separate registrant in the MainStay Group of Funds, and is managed by New York Life Investments. The settlement relates to the period from March 12, 2002 through June 30, 2004, during which time the SEC alleged that New York Life Investments failed to provide Equity Index Fund's board with information necessary to evaluate the cost of a guarantee provided to shareholders of the Fund, and that prospectus and other disclosures misrepresented that there was no charge to the Fund or its shareholders for the guarantee. New York Life Investments, without admitting or denying the allegations, consented to the entry of and administrative cease and desist order finding violations of Sections 15(c) and 34 (b) of the Investment Company Act, Section 206(2) of the Investment Advisers Act, and requiring a civil penalty of $800,000, disgorgement of $3,950,075 (which represents a portion of its management fees relating to the Fund for the relevant period) as well as interest of $1,350,709. These amounts, totaling approximately $6.101 million, are being distributed to shareholders who held shares of the Equity Index Fund between March 2002 and June 2004, without any material financial impact to New York Life Investments. The Equity Index Fund is not a portfolio of the Fund.

NOTE 11--SUBSEQUENT EVENTS:

In connection with the preparation of the financial statements of the Fund as of and for the year ended December 31, 2009, events and transactions subsequent to December 31, 2009 through February 16, 2010, the date the financial statements were issued, have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.



90    MainStay VP Series Fund, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of MainStay VP Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bond Portfolio, Cash Management Portfolio and Common Stock Portfolio, (three of the Portfolios constituting MainStay VP Series Fund, Inc., hereafter referred to as the "Fund") at December 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 16, 2010


                                                   mainstayinvestments.com    91

BOARD MEMBERS AND OFFICERS (UNAUDITED)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., ICAP Funds, Inc. MainStay Funds Trust, and MainStay VP Series Fund, Inc.) (collectively, the "Fund Complex"), the Manager and when applicable, the Subadvisor(s). Each Board member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782).

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE FUND                               FUNDS IN FUND   OTHER
NAME AND   COMPLEX AND                                 COMPLEX         DIRECTORSHIPS
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     HELD BY
BIRTH      SERVICE         DURING PAST FIVE YEARS      BOARD MEMBER    BOARD MEMBER
 ------------------------------------------------------------------------------------------------
INTERESTED BOARD MEMBER*

JOHN Y.    Indefinite;     Member of the Board of            65        None
KIM        ECLIPSE         Managers, President and
9/24/60    TRUST:          Chief Executive Officer
           Trustee since   (since 2008) of New York
           2008 (2         Life Investment Management
           funds);         LLC and New York Life
           ECLIPSE FUNDS   Investment Management
           INC.:           Holdings LLC; Member of
           Director        the Board of Managers,
           since 2008      MacKay Shields LLC (since
           (21 funds);     2008); Chairman of the
           ICAP FUNDS,     Board, Institutional
           INC.:           Capital LLC, Madison
           Director        Capital LLC, McMorgan &
           since 2008 (4   Company LLC, Chairman and
           funds);         Chief Executive Officer,
           MAINSTAY        NYLIFE Distributors LLC
           TRUST:          and Chairman of the Board
           Trustee since   of Managers, NYLCAP
           2008 (14        Manager, LLC (since 2008);
           funds);         President, Prudential
           MAINSTAY        Retirement, a business
           FUNDS TRUST:    unit of Prudential
           Trustee since   Financial, Inc. (2002 to
           April 2009 (4   2007)
           funds); and
           MAINSTAY VP
           SERIES FUND,
           INC.:
           Director
           since 2008
           (20
           portfolios).
-------------------------------------------------------------------------------------------------




   * This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company. New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."



92    MainStay VP Series Fund, Inc.

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE FUND                               FUNDS IN FUND   OTHER
NAME AND   COMPLEX AND                                 COMPLEX         DIRECTORSHIPS
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     HELD BY
BIRTH      SERVICE         DURING PAST FIVE YEARS      BOARD MEMBER    BOARD MEMBER
 ------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

SUSAN B.   Indefinite;     President, Strategic              65        Trustee, Legg Mason
KERLEY     ECLIPSE         Management Advisors LLC                     Partners Funds, Inc.,
8/12/51    TRUST:          (since 1990)                                since 1991 (59 portfolios)
           Chairman
           since 2005,
           and Trustee
           since 2000 (2
           funds);
           ECLIPSE FUNDS
           INC.:
           Chairman
           since 2005
           and Director
           since 1990
           (21 funds);
           ICAP FUNDS,
           INC.:
           Chairman and
           Director
           since 2006 (4
           funds);
           MAINSTAY
           TRUST:
           Chairman and
           Board Member
           since 2007;
           MAINSTAY
           FUNDS TRUST:
           Chairman and
           Trustee since
           April 2009 (4
           funds); and
           MAINSTAY VP
           SERIES FUND,
           INC.:
           Chairman and
           Director
           since 2007
           (20
           portfolios).
-------------------------------------------------------------------------------------------------
ALAN R.    Indefinite;     Retired; Partner, Ernst &         65        Trustee, State Farm
LATSHAW    ECLIPSE         Young LLP (2002 to 2003);                   Associates Funds Trusts
3/27/51    TRUST:          Partner, Arthur Andersen                    since 2005 (4 portfolios);
           Trustee and     LLP (1989 to 2002);                         Trustee, State Farm Mutual
           Audit           Consultant to the MainStay                  Fund Trust since 2005 (15
           Committee       Funds Audit and Compliance                  portfolios); Trustee,
           Financial       Committee (2004 to 2006)                    State Farm Variable
           Expert since                                                Product Trust since 2005
           2007 (2                                                     (9 portfolios)
           funds);
           ECLIPSE FUNDS
           INC.:
           Director and
           Audit
           Committee
           Financial
           Expert since
           2007 (21
           funds);
           ICAP FUNDS,
           INC.:
           Director and
           Audit
           Committee
           Financial
           Expert since
           2007 (4
           funds);
           MAINSTAY
           TRUST:
           Trustee and
           Audit
           Committee
           Financial
           Expert since
           2006 (14
           funds);
           MAINSTAY
           FUNDS TRUST:
           Trustee and
           Audit
           Committee
           Financial
           Expert since
           April 2009 (4
           funds); and
           MAINSTAY VP
           SERIES FUND,
           INC.:
           Director and
           Audit
           Committee
           Financial
           Expert since
           2007 (20
           portfolios).
-------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    93

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE FUND                               FUNDS IN FUND   OTHER
NAME AND   COMPLEX AND                                 COMPLEX         DIRECTORSHIPS
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     HELD BY
BIRTH      SERVICE         DURING PAST FIVE YEARS      BOARD MEMBER    BOARD MEMBER
 ------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

PETER      Indefinite;     Independent Consultant;           65        None
MEENAN     ECLIPSE         President and Chief
12/5/41    TRUST:          Executive Officer,
           Trustee since   Babson--United, Inc.
           2002 (2         (financial services firm)
           funds);         (2000 to 2004);
           ECLIPSE FUNDS   Independent Consultant
           INC.:           (1999 to 2000); Head of
           Director        Global Funds, Citicorp
           since 2002      (1995 to 1999)
           (21 funds);
           ICAP FUNDS,
           INC.:
           Director
           since 2006 (4
           funds);
           MAINSTAY
           TRUST:
           Trustee since
           2007 (14
           funds);
           MAINSTAY
           FUNDS TRUST:
           Trustee since
           April 2009 (4
           funds); and
           MAINSTAY VP
           SERIES FUND,
           INC.:
           Director
           since 2007
           (20
           portfolios).
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Managing Director, ICC            65        None
H. NOLAN,  ECLIPSE         Capital Management;
JR.        TRUST:          President--Shields/Alli-
11/16/46   Trustee since   ance, Alliance Capital
           2007 (2         Management (1994 to 2004)
           funds);
           ECLIPSE FUNDS
           INC.:
           Director
           since 2007
           (21 funds);
           ICAP FUNDS,
           INC.:
           Director
           since 2007 (4
           funds);
           MAINSTAY
           TRUST:
           Trustee since
           2007 (14
           funds);
           MAINSTAY
           FUNDS TRUST:
           Trustee since
           April 2009 (4
           funds); and
           MAINSTAY VP
           SERIES FUND,
           INC.:
           Director
           since 2006
           (20
           portfolios).
-------------------------------------------------------------------------------------------------
RICHARD    Indefinite;     Chairman  and Chief               65        None
S.         ECLIPSE         Executive Officer Somerset
TRUTANIC   TRUST:          & Company (financial
2/13/52    Trustee since   advisory firm) (since
           2007 (2         2004); Managing Director
           funds);         The Carlyle Group (private
           ECLIPSE FUNDS   investment firm) (2002 to
           INC.:           2004); Senior Managing
           Director        Director, Partner and
           since 2007      Board Member, Groupe
           (21 funds);     Arnault S.A. (private
           ICAP FUNDS,     investment firm) (1999 to
           INC.:           2002)
           Director
           since 2007 (4
           funds);
           MAINSTAY
           TRUST:
           Trustee since
           1994 (14
           funds);
           MAINSTAY
           FUNDS TRUST:
           Trustee since
           April 2009 (4
           funds); and
           MAINSTAY VP
           SERIES FUND,
           INC.:
           Director
           since 2007
           (20
           portfolios).
-------------------------------------------------------------------------------------------------






94    MainStay VP Series Fund, Inc.

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                        NUMBER OF
           WITH THE FUND                               FUNDS IN FUND   OTHER
NAME AND   COMPLEX AND                                 COMPLEX         DIRECTORSHIPS
DATE OF    LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN BY     HELD BY
BIRTH      SERVICE         DURING PAST FIVE YEARS      BOARD MEMBER    BOARD MEMBER
 ------------------------------------------------------------------------------------------------
NON-INTERESTED BOARD MEMBERS

ROMAN L.   Indefinite;     V. Duane Rath Professor           65        None
WEIL       ECLIPSE         Emeritus of Accounting,
5/22/40    TRUST:          Chicago Booth School of
           Trustee and     Business, University of
           Audit           Chicago; President, Roman
           Committee       L. Weil Associates, Inc.
           Financial       (consulting firm)
           Expert since
           2007 (2
           funds);
           ECLIPSE FUNDS
           INC.:
           Director and
           Audit
           Committee
           Financial
           Expert since
           2007 (21
           funds);
           ICAP FUNDS,
           INC.:
           Director and
           Audit
           Committee
           Financial
           Expert since
           2007 (4
           funds);
           MAINSTAY
           TRUST:
           Trustee and
           Audit
           Committee
           Financial
           Expert since
           2007 (14
           funds);
           MAINSTAY
           FUNDS TRUST:
           Trustee since
           April 2009 (4
           funds); and
           MAINSTAY VP
           SERIES FUND,
           INC.:
           Director
           since 1994
           and Audit
           Committee
           Financial
           Expert since
           2003 (20
           portfolios).
-------------------------------------------------------------------------------------------------
JOHN A.    Indefinite;     Retired. Managing Director        65        Trustee, Direxion Funds
WEISSER    ECLIPSE         of Salomon Brothers, Inc.                   (34 portfolios) and
10/22/41   TRUST:          (1971 to 1995)                              Direxion Insurance Trust
           Trustee since                                               (3 portfolios) since 2007;
           2007 (2                                                     Trustee, Direxion Shares
           funds);                                                     ETF Trust, since 2008 (22
           ECLIPSE FUNDS                                               portfolios)
           INC.:
           Director
           since 2007
           (21 funds);
           ICAP FUNDS,
           INC.:
           Director
           since 2007 (4
           funds);
           MAINSTAY
           TRUST:
           Trustee since
           2007 (14
           funds);
           MAINSTAY
           FUNDS TRUST:
           Trustee since
           April 2009 (4
           funds); and
           MAINSTAY VP
           SERIES FUND,
           INC.:
           Director
           since 1997
           (20
           portfolios).
-------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    95

   At a meeting of the Board Members held on June 18, 2009, the following individuals were appointed to serve as Officers of the MainStay Group of Funds.


           POSITIONS(S)
           HELD
           WITH THE
NAME AND   FUNDS
DATE OF    AND LENGTH OF   PRINCIPAL OCCUPATION(S)
BIRTH      SERVICE         DURING PAST FIVE YEARS
 --------------------------------------------------------------------------------
OFFICERS

JACK R.    Treasurer and   Assistant Treasurer, New York Life Investment
BENIN-     Principal       Management Holdings LLC (since July 2008); Managing
TENDE      Financial and   Director, New York Life Investment Management LLC
5/12/64    Accounting      (since 2007); Treasurer and Principal Financial and
           Officer since   Accounting Officer, MainStay VP Series Fund, Inc. and
           2007            ICAP Funds, Inc. (since 2007), and MainStay Funds
                           Trust (since April 2009); Vice President, Prudential
                           Investments (2000 to 2007); Assistant Treasurer,
                           JennisonDryden Family of Funds, Target Portfolio
                           Trust, The Prudential Series Fund and American Skandia
                           Trust (2006 to 2007); Treasurer and Principal
                           Financial Officer, The Greater China Fund (2007)
---------------------------------------------------------------------------------
JEFFREY    Vice            Managing Director, Compliance (since 2009), Director
A.         President and   and Associate General Counsel, New York Life
ENGELSMAN  Chief           Investment Management LLC (2005 to 2008); Assistant
9/28/67    Compliance      Secretary, NYLIFE Distributors LLC (2006 to 2008);
           Officer since   Vice President and Chief Compliance Officer, ICAP
           January 2009    Funds, Inc. (since January 2009), and MainStay Funds
                           Trust (since April 2009); Assistant Secretary, The
                           MainStay Funds and ICAP Funds, Inc. (2006 to 2008);
                           Assistant Secretary, Eclipse Funds, Eclipse Funds,
                           Inc., and MainStay VP Series Fund, Inc. (2005 to
                           2008); Director and Senior Counsel, Deutsche Asset
                           Management (1999 to 2005)
---------------------------------------------------------------------------------
STEPHEN    President       President and Chief Operating Officer, NYLIFE
P. FISHER  since 2007      Distributors LLC (since 2008); Chairman of the Board,
2/22/59                    NYLIM Service Company (since 2008); Senior Managing
                           Director and Chief Marketing Officer, New York Life
                           Investment Management LLC (since 2005); Managing
                           Director--Retail Marketing, New York Life Investment
                           Management LLC (2003 to 2005); President, MainStay VP
                           Series Fund, Inc. and ICAP Funds, Inc. (since 2007),
                           and MainStay Funds Trust (since April 2009); Managing
                           Director, UBS Global Asset Management (1999 to 2003)
---------------------------------------------------------------------------------
SCOTT T.   Vice            Director, New York Life Investment Management LLC
HAR-       Presiden-       (including predecessor advisory organizations) (since
RINGTON    t -- Adminis-   2000); Executive Vice President, New York Life Trust
2/8/59     tration since   Company and New York Life Trust Company, FSB (since
           2005            2006); Vice President--Administration, MainStay VP
                           Series Fund, Inc. (since 2005), ICAP Funds, Inc.
                           (since 2006) and MainStay Funds Trust (since April
                           2009)
---------------------------------------------------------------------------------
MARGUER-   Chief Legal     Vice President, Associate General Counsel and
ITE E. H.  Officer since   Assistant Secretary, New York Life Insurance Company
MORRISON   2008 and        (since 2008); Managing Director, Associate General
3/26/56    Secretary       Counsel and Assistant Secretary, New York Life
           since 2004      Investment Management LLC (since 2004); Managing
                           Director and Secretary, NYLIFE Distributors LLC;
                           Secretary, NYLIM Service Company (since 2008);
                           Assistant Secretary, New York Life Investment
                           Management Holdings LLC (since 2008); Chief Legal
                           Officer (since 2008) and Secretary, MainStay VP Series
                           Fund, Inc. (since 2004), ICAP Funds, Inc. (since 2006)
                           and MainStay Funds Trust (since April 2009); Chief
                           Legal Officer--Mutual Funds and Vice President and
                           Corporate Counsel, The Prudential Insurance Company of
                           America (2000 to 2004)
---------------------------------------------------------------------------------




   * The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Boards to serve a one year term.



96    MainStay VP Series Fund, Inc.

MAINSTAY VP PORTFOLIOS

INFORMATION ABOUT THE PORTFOLIOS' MANAGER, SUBADVISOR, LEGAL COUNSEL, AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM IS LISTED HERE.

EQUITY PORTFOLIO
MAINSTAY VP COMMON STOCK PORTFOLIO


INCOME PORTFOLIOS
MAINSTAY VP BOND PORTFOLIO
MAINSTAY VP CASH MANAGEMENT PORTFOLIO


MANAGER
NEW YORK LIFE INVESTMENT MANAGEMENT LLC
NEW YORK, NEW YORK

SUBADVISOR
MADISON SQUARE INVESTORS LLC*
NEW YORK, NEW YORK

DISTRIBUTOR
NYLIFE DISTRIBUTORS LLC
PARSIPPANY, NEW JERSEY


CUSTODIAN
STATE STREET BANK AND TRUST COMPANY
BOSTON, MASSACHUSETTS


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP


LEGAL COUNSEL
DECHERT LLP


Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC.

(NEW YORK LIFE INVESTMENT MANAGEMENT LLC LOGO)


 -----------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.




NYLIFE DISTRIBUTORS LLC, 169 LACKAWANNA AVENUE,
PARSIPPANY, NEW JERSEY 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

New York Life Investment Management LLC is the investment manager to the MainStay VP Series Fund, Inc.

mainstayinvestments.com

(C) 2010 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not a part of the Annual Report




         (RECYCLE LOGO)                                             MSVP11-02/10